UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.             )

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Walter Energy, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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March 8, 2013

To Our Stockholders:

        You are cordially invited to attend the Annual Meeting of Stockholders of Walter Energy, Inc. to be held at 10:00 a.m. (Central Time), on Thursday, April 25, 2013 at the Wynfrey Hotel, 1000 Riverchase Galleria, Birmingham, Alabama 35244.

        The enclosed Notice of Annual Meeting of Stockholders of Walter Energy, Inc. and Proxy Statement detail the business to be conducted. Also enclosed are a WHITE proxy card and a postage-paid return envelope. WHITE proxy cards are being solicited on behalf of our Board of Directors.

        Your vote, whether in attendance on April 25, 2013 or by proxy, is especially important. Audley Capital Advisors LLP (together with its affiliates and related parties, "Audley") has publicly announced that it intends to nominate five nominees for election as directors at the Annual Meeting in opposition to five of our Board of Directors' recommended nominees.

        The Board of Directors unanimously recommends that you vote FOR the election of each of our Board of Directors' nominees. The Board of Directors strongly urges you not to sign or return any proxy card sent to you by Audley. If you submit a proxy card sent to you by Audley, you can revoke that proxy and vote for our Board of Directors' nominees and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE proxy card.

        For those of you who are able to join us in Birmingham, there will be an opportunity for you to meet with management, the Board of Directors and your fellow stockholders, hear our 2012 state of the Company report and, importantly, vote your shares. If you are unable to join us in person, I urge you to submit your WHITE proxy card as soon as possible.

        The Board of Directors urges you to vote your shares via the Internet, by telephone, by mail or by written ballot at the Annual Meeting. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Innisfree M&A Incorporated, toll free at (877) 717-3898 (banks and brokers may call collect at (212) 750-5833).

        Thank you for your continued support of Walter Energy, Inc.

Sincerely,

MICHAEL T. TOKARZ Chairman

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
WALTER ENERGY, INC.

3000 Riverchase Galleria
Birmingham, Alabama 35244

Date:
Thursday, April 25, 2013

Time:
10:00 a.m. (Central Time)

Place:
Wynfrey Hotel
1000 Riverchase Galleria
Birmingham, Alabama 35244

At the meeting, stockholders will be asked:

(1)
to elect ten director nominees to the Board of Directors;

(2)
to approve, in a non-binding, advisory vote, the compensation of the Company's named executive officers;

(3)
to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2013; and

(4)
to transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Business of the Annual Meeting of Stockholders

        Only stockholders who owned shares of our common stock at the close of business on March 5, 2013 are entitled to notice of and to vote at this Annual Meeting or any adjournments or postponements that may take place.

        This Notice of Annual Meeting of Stockholders of Walter Energy, Inc. ("Notice"), Proxy Statement and WHITE proxy card is first being distributed to stockholders on or about March 11, 2013 together with the Annual Report of the Company for the year ended December 31, 2012.

        Please note that Audley Capital Advisors LLP (together with its affiliates and related parties, "Audley") has publicly announced that it intends to nominate five nominees for election as directors at the Annual Meeting in opposition to five of our Board of Directors' recommended nominees. The Board of Directors does not endorse the election of any Audley nominee. You may receive solicitation materials from Audley, including proxy statements and proxy cards. We are not responsible for the accuracy of any information provided by or relating to Audley or its nominees contained in solicitation materials filed or disseminated by or on behalf of Audley or any other statements Audley may make.

        The Board of Directors unanimously recommends that you vote FOR the election of each of our Board of Directors' nominees. Our Board of Directors strongly urges you not to sign or return any proxy card sent to you by Audley. If you submit a proxy card sent to you by Audley, you can revoke that proxy and vote for our Board of Directors' nominees and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE proxy card.

By Order of the Board of Directors

EARL H. DOPPELT
Senior Vice President, General Counsel and Secretary
March 8, 2013

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 25, 2013.

This Notice and Proxy Statement, the Company's Annual Report and Annual Report on Form 10-K, each for the fiscal year ended December 31, 2012, and any amendments to the foregoing materials that are required to be furnished to stockholders, are available free of charge to view and to download on the Company's website at www.walterenergy.com.

Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, including financial statements and schedules thereto, are also available without charge to stockholders upon written request addressed to: Corporate Secretary, 3000 Riverchase Galleria, Birmingham, Alabama 35244.

i

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3000 Riverchase Galleria
Birmingham, Alabama 35244

PROXY STATEMENT

        The Company is furnishing you with this Proxy Statement in connection with the solicitation by the Board of Directors (the "Board" or "Board of Directors") of Walter Energy, Inc. (the "Company") of proxies for its annual meeting of stockholders to be held on Thursday, April 25, 2013 at 10:00 a.m., Central Time (the "Annual Meeting") at the Wynfrey Hotel, 1000 Riverchase Galleria, Birmingham, Alabama 35244. The proxies also may be voted at any adjournments or postponements of the Annual Meeting.

        As used herein, unless otherwise stated or indicated by context, the terms "Walter Energy, Inc.," "Company," "we," "our" and "us" in this Proxy Statement refer to Walter Energy, Inc. and its subsidiaries.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

When and where is the Annual Meeting?

We will hold the Annual Meeting of stockholders on Thursday, April 25, 2013 at 10:00 a.m., Central Time, at the Wynfrey Hotel, 1000 Riverchase Galleria, Birmingham, Alabama 35244.

Who is entitled to vote at the Annual Meeting?

You are entitled to vote at the meeting if you were a holder of the Company's common stock, par value $0.01 per share (the "Common Stock"), as of the close of business on March 5, 2013 (the "Record Date"). Each share of Common Stock is entitled to one vote on each proposal presented at the Annual Meeting.

How many shares are eligible to vote?

On the Record Date there were 62,549,369 shares of our Common Stock outstanding and entitled to vote at the Annual Meeting.

Who can attend the Annual Meeting?

Admission to the Annual Meeting is limited to stockholders of the Company and persons holding validly executed proxies from stockholders who owned our Common Stock as of the Record Date.

If you are a stockholder of the Company, you must bring certain documents with you in order to be admitted to the Annual Meeting. The purpose of this requirement is to help us verify that you are actually a stockholder.

What will I be voting on?

You will be voting on:

  •
  the election of ten director nominees;

  •
  in a non-binding, advisory vote, the compensation of the Company's named executive officers as set forth in this Proxy Statement; and

  •
  the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2013.

Has the Company been notified that a stockholder intends to propose its own director nominees at the Annual Meeting in opposition to the Board of Directors' nominees?

Yes. Audley Capital Advisors LLP (together with its affiliates and related parties, "Audley") has publicly announced that it intends to nominate five nominees for election as directors at the Annual Meeting in opposition to five of our Board of Directors' recommended nominees. Our Board unanimously recommends that you vote FOR the election of each of our Board's ten nominees by using the WHITE proxy card accompanying this

Proxy Statement. Our Board strongly urges you not to sign or return any proxy card sent to you by Audley.

We are not responsible for the accuracy of any information provided by or relating to Audley contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Audley or any other statements that Audley may otherwise make.

Why should I vote?

Your vote is very important regardless of the number of shares you hold. The Board of Directors strongly encourages you to exercise your right to vote as a stockholder of the Company.

How does the Board recommend that I vote?

The Board recommends that you vote your shares on your WHITE proxy card:

  •
  FOR the election of each of the ten director nominees set forth in this Proxy Statement;

  •
  FOR the approval, in a non-binding, advisory vote, of the compensation of our named executive officers; and

  •
  FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2013.

The Board strongly urges you not to sign or return any proxy card sent to you by Audley.

What should I do with the proxy cards sent to me by Audley?

Audley has publicly announced that it intends to propose five nominees for election as directors at the Annual Meeting. The Company does not know whether Audley will in fact nominate individuals for election as directors at the Annual Meeting or solicit proxies for that purpose. Nominations made by Audley have NOT been endorsed by the Board. The Company is not responsible for the accuracy of any information contained in any proxy solicitation materials used by Audley or any other statements that they may otherwise make.

Please do not return any proxy card you may receive from Audley or otherwise authorize any proxy other than pursuant to a WHITE proxy card to vote your shares of Common Stock at the Annual Meeting, not even as a protest vote. If you return a proxy card to Audley or otherwise authorize a proxy to vote your shares of Common Stock at the Annual Meeting other than pursuant to a WHITE proxy card, you can change your vote. To revoke your prior proxy and change your vote, simply date, sign and return the enclosed WHITE proxy card in the postage-paid envelope provided or follow the instructions located on the WHITE proxy card to vote by telephone or internet. Only your latest dated proxy will be counted. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions beginning on page 4. If you have any questions or need assistance voting, please contact our proxy solicitor, Innisfree M&A Incorporated, toll free at (877) 717-3898 (banks and brokers may call collect at (212) 750-5833).

How do I vote?

You can vote your shares:

  •
  via the Internet by following the instructions on the WHITE proxy card;

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  by telephone by following the instructions on the WHITE proxy card;

  •
  by mail by completing, signing and dating the enclosed WHITE proxy card where indicated and by mailing or otherwise returning the WHITE proxy card in the envelope provided to you. You should sign your name exactly as it appears on the WHITE proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity; or

  •
  in person at the Annual Meeting.

Please read the instructions on the proxy card or the information sent by your broker or bank. Mailed WHITE proxy cards or voting instruction forms should be returned in the envelope provided to you with your WHITE proxy card or voting instruction form, and must be received at or prior to the Annual Meeting. Your vote is important and we strongly encourage you to vote your shares by following the instructions provided on the enclosed WHITE proxy card. Please vote promptly.

What do I do if my shares are held at a bank or brokerage firm?

If your shares are held by a bank or brokerage firm, your bank or broker will send you a separate package describing the procedure for voting your shares. You should follow the instructions provided by your bank or brokerage firm.

What constitutes a quorum?

The holders of a majority of the issued and outstanding shares of our Common Stock entitled to vote must be present in person or represented by proxy to constitute a quorum at the Annual Meeting. Abstentions and shares represented by "broker non-votes," as described below, are counted as present and entitled to vote for purposes of determining a quorum.

What is a "broker non-vote" and how does it affect voting on each item?

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Under current New York Stock Exchange ("NYSE") rules, your broker will not have discretionary authority to vote your shares at the Annual Meeting with respect to Proposal 1 (election of the directors listed in this Proxy Statement) and Proposal 2 (regarding executive compensation). Your broker will have the discretion to vote your uninstructed shares on Proposal 3 (ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2013).

What level of stockholder vote is needed to elect directors?

Each share of our Common Stock is entitled to one vote with respect to the election of directors.

In an uncontested election of directors, to be elected, a director nominee must receive affirmative votes representing a majority of the votes cast by the holders of shares present in person or represented by proxy at our Annual Meeting (a "majority vote").

In a contested election of directors, to be elected, a director nominee must receive a plurality of the votes cast by the holders of shares present in person or represented by proxy at our Annual Meeting. A "contested election" is an election in which the number of nominees for director submitted in accordance with the Company's By-laws is greater than the number to be elected. If Audley proceeds in accordance with the Company's By-laws with alternative director nominations, the election of directors will be considered a contested election.

A majority of votes cast shall mean that the number of votes cast "for" a director's election exceeds the number of votes cast "against" that director's election. Under a majority voting standard, "abstentions" and broker non-votes are not counted as votes "for" or "against" a director nominee and will have no effect on the outcome of this proposal.

A plurality of votes cast shall mean that the ten director nominees with the greatest number of votes cast "for" their election, even if less than a majority, will be elected. Under a plurality voting standard, you may vote "for" all of the director nominees or you may "withhold" authority to vote for one or more nominees. Only votes cast "for" a nominee will be counted in the election of directors. Votes "withheld" and broker non-votes are not counted as a vote for or against a director nominee.

Brokers, as nominees for the beneficial owner, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owner of the shares.

What happens if a director nominee does not receive the requisite number of votes to be reelected in an uncontested election?

Each incumbent director standing for re-election at our Annual Meeting has agreed to resign, upon acceptance of such resignation by the Board of Directors, if he does not receive a majority vote. The Board must accept or reject such resignation within 90 days following certification of the election results.

If a director's resignation offer is not accepted by the Board, that director will continue to serve until our next annual stockholders' meeting and his or her successor is duly elected and qualified or until the director's earlier death, resignation, or removal. The Board, in its sole discretion, may either fill a vacancy resulting from the Board's acceptance of a director's resignation or decrease the size of the Board to eliminate the vacancy.

What level of stockholder vote is needed to approve, in a non-binding, advisory vote, the compensation of our named executive officers?

Each share of our Common Stock is entitled to one vote with respect to the approval, in a non-binding, advisory vote, of the compensation of our named executive officers. The affirmative vote of holders of a majority in voting power of the Company's shares present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter will be considered to determine the outcome of this proposal. Abstentions from voting will have the same effect as a vote against this proposal, and broker non-votes will have no effect on the outcome of this proposal. Brokers, as nominees for the beneficial owner, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owner of the shares. The outcome of this proposal is advisory in nature and is non-binding.

What level of stockholder vote is needed to ratify the appointment of our independent registered public accounting firm?

Each share of our Common Stock is entitled to one vote with respect to the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm. The affirmative vote of holders of a majority in voting power of the Company's shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter will be considered to determine the outcome of this proposal. Abstentions from voting will have the same effect as a vote against this proposal. Brokers, as nominees for the beneficial owner, may exercise discretion to vote on this proposal without instruction of the beneficial owner of the shares. The outcome of this proposal is advisory in nature and is non-binding.

What does it mean if I receive more than one WHITE proxy card on or about the same time?

It generally means you hold shares registered in more than one account. In order to vote all of your shares, please sign and return each WHITE proxy card or, if you vote via the internet or telephone, vote once for each WHITE proxy card you receive.

If Audley proceeds with its previously announced alternative director nominations, we will likely conduct multiple mailings prior to the Annual Meeting date so that stockholders have our latest proxy information and materials to vote. We will send you a new WHITE proxy card with each mailing, regardless of whether you have previously voted. The latest-dated proxy you submit will be counted, and, if you wish to vote as recommended by the Board of Directors, then you should only submit WHITE proxy cards.

Can I change my vote?

At any time before the Annual Meeting you may change your vote and revoke your proxy:

If you are a record holder, by:

  •
  voting at a later time by telephone or the Internet before the closing of the voting facilities at 11:59 p.m. Eastern Time on April 24, 2013;

  •
  delivering a properly signed WHITE proxy card with a later date that is received at or prior to the Annual Meeting;

  •
  delivering written notice to our Corporate Secretary, provided such notice is received at or prior to the Annual Meeting:

    Earl H. Doppelt
    Walter Energy, Inc.
    3000 Riverchase Galleria
    Birmingham, Alabama 35244; or

  •
  giving notice of revocation to the Inspector of Election at the Annual Meeting.

  If you hold through a broker, bank or other nominee, by:

  •
  submitting voting instructions by contacting your bank, broker or other nominee; or

  •
  otherwise complying with the instructions provided by your bank, broker or other nominee.

Attendance at the Annual Meeting itself will not revoke a proxy.

If you sign any proxy card sent to you by Audley, you may change your vote by marking, signing, dating and returning the enclosed WHITE proxy card in the accompanying postage-paid envelope or by voting by telephone or via the Internet by following the instructions on your WHITE proxy card. Submitting a proxy card sent to you by Audley will revoke votes you have previously made via the Company's WHITE proxy card.

Only the latest validly executed proxy that you submit will be counted.

Who will count the votes?

The votes will be counted by an independent tabulator appointed by the Board to act as the Inspector of Election. The Inspector of Election shall have the authority to receive, inspect, electronically tally and determine the validity of the proxies received.

What happens if other matters come up at the Annual Meeting?

The matters described in this Proxy Statement are the only matters we know of that will be voted on at the Annual Meeting. If other matters are properly presented at the Annual Meeting and you are a stockholder of record and have submitted a completed proxy card or voting instruction form, the persons named in such proxy card or voting instruction form will vote your shares according to their best judgment.

What do I need to do if I plan to attend the meeting in person?

If you plan to attend the Annual Meeting, you must provide proof of your ownership of our Common Stock (such as a brokerage account statement or the voting instruction form provided by your broker) and a form of government-issued personal identification (such as a driver's license or passport) for admission to the meeting. If you wish to vote at the Annual Meeting you will have to provide evidence that you owned shares of our Common Stock as of the Record Date. If you own your shares in the name of a bank or broker, and you wish to be able to vote at the Annual Meeting, you must obtain a proxy, executed in your favor, from the bank or broker, indicating that you owned shares of our Common Stock as of the Record Date.

Failure to provide adequate proof that you were a stockholder on the Record Date may prevent you from being admitted to the Annual Meeting.

Who pays for the proxy solicitation related to the Annual Meeting?

We will pay the cost of soliciting proxies on behalf of the Company. See "Proxy Solicitation."

What should I do if I have other questions?

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Innisfree M&A Incorporated, toll free at (877) 717-3898 (banks and brokers may call collect at (212) 750-5833).

BACKGROUND TO POTENTIAL CONTESTED SOLICITATION

        On January 19 and 22, 2013, Audley notified the Company of its intent to nominate five director candidates to stand for election at the Annual Meeting. The Company is reserving its rights with respect to whether Audley's notices complied with the applicable provisions of the Company's By-laws. In its notices, Audley informed the Company that, as of January 18, 2013, it was the beneficial owner of 1,000 shares of the Company's Common Stock.

        On February 19, 2013, Audley announced in a press release that it intended to nominate five individuals to stand for election at the Annual Meeting. Audley disclosed that, as of February 19, 2013, Audley and its affiliates and nominees, collectively, owned beneficially 46,000 shares of Common Stock and presently exercisable call options to purchase 82,500 shares of Common Stock and had sold put options with respect to 50,000 shares of Common Stock. Audley stated that it intends to oppose the Board of Directors' nominations of Messrs. Clark, Kolb, Leonard, Rethore and Tokarz. The Company announced on February 19, 2013, that Mr. Clark had retired from the Board of Directors on February 18, 2013. In addition, the Company issued a press release on February 19, 2013, in response to Audley's press release, stating that the Board and the management teams remain fully committed to creating value for all stockholders through the successful execution of the Company's strategy.

        Although not requested to do so by Audley, the Nominating and Corporate Governance Committee of the Board of Directors carefully considered each of the director candidates proposed by Audley together with the ten director nominees named herein. On February 19, 2013, the Nominating and Corporate Governance Committee unanimously determined that it was in the best interest of the Company and our stockholders to nominate the ten director nominees named herein and not to nominate any of the candidates proposed by Audley. Later that day, the Board unanimously accepted the recommendations of the Nominating and Corporate Governance Committee.

        To the extent that Audley chooses to deliver a proxy statement and solicit stockholders in support of its nominees, the Board will strongly oppose any of these alternative director nominees. The Board believes that election of the Board's ten director nominees is important to the future success of the Company and is in the best interests of all of the Company's stockholders.

PROPOSAL 1—ELECTION OF DIRECTORS

        Our Board of Directors is currently comprised of ten members. Upon the recommendation of the Nominating and Corporate Governance Committee, Ms. Mary R. Henderson was appointed to the Board effective February 19, 2013. In addition, one of our long-standing independent directors, Mr. Howard L. Clark, Jr., retired on February 18, 2013. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated the ten individuals named in this Proposal for election as directors to serve on our Board. The director nominees for election are named below. Each nominee is currently a member of the Board and, except for Ms. Henderson, was elected by the stockholders at the 2012 Annual Meeting of Stockholders.

        The Board unanimously recommends using the enclosed WHITE proxy card to vote FOR each of the Board's ten nominees for Director. Audley has publicly announced that it intends to nominate five nominees for election as directors at the Annual Meeting. If Audley proceeds in accordance with the Company's By-laws with alternative director nominations, the election of directors will be considered a contested election, and the ten nominees receiving the greatest number of the votes cast for their election will be elected.

        Please do not return any proxy card you may receive from Audley or otherwise authorize any proxy other than pursuant to a WHITE proxy card to vote your shares of Common Stock at the Annual Meeting, not even as a protest vote. If you return a proxy card to Audley or otherwise authorize a proxy to vote your shares of Common Stock at the Annual Meeting other than pursuant to a WHITE proxy card, you can change your vote. To revoke your prior proxy and change your vote, simply date, sign and return the enclosed WHITE proxy card in the postage-paid envelope provided or follow the instructions located on the WHITE proxy card to vote by telephone or internet. Only your latest dated proxy will be counted. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions beginning on page 4. If you have any questions or need assistance voting, please contact our proxy solicitor, Innisfree M&A Incorporated, toll free at (877) 717-3898 (banks and brokers may call collect at (212) 750-5833).

        Directors elected at the Annual Meeting will be elected to hold office until the 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualified. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director.

        Our Board of Directors seeks to ensure that the Board is composed of members whose experience, qualifications, attributes and skills, when taken together, will allow the Board to satisfy its oversight responsibilities effectively in light of the Company's business and the laws and stock exchange rules that govern its affairs. In assessing the experience, qualifications, attributes and skills that led our Nominating and Corporate Governance Committee and Board of Directors to conclude that each director has the appropriate qualifications to serve as a director of the Company, the Board focused on the information discussed in each of the director nominees' individual biographies set forth on pages 9 to 13 of this Proxy Statement.

        Our Board is composed of active and former Chief Executive Officers, Presidents and Chief Financial Officers of major corporations and individuals with experience in international business, energy and natural resources, manufacturing, operations, finance, marketing and investment banking. As such, the members of our Board have a deep working knowledge of matters common to large companies publicly traded in the United States and Canada, including experience with corporate governance, financial statement preparation, compensation determinations, regulatory compliance, public affairs and legal matters applicable to a Delaware corporation listed on the New York and Toronto stock exchanges. In addition, many of our directors also serve or have previously served on the boards of directors of one or more other publicly traded companies. The Board believes that the Company benefits from the experiences gained by its members from serving on those boards.

        In addition to the information discussed in each of the director nominees' individual biographies, the Board also considered a number of competencies that it believes each director nominee demonstrates, including a reputation for integrity and honesty, prominence in the business, institutions or the professions each serve, an ability to exercise sound and independent business judgment, relevant knowledge about the issues affecting the Company's businesses and industry and a commitment of service to the Company and the Board.

        In selecting its slate of director nominees, the Board gave particular consideration to:

  •
  David R. Beatty's knowledge in the area of corporate governance based on his experience as a founding director of the Canadian Coalition for Good Governance, a non-profit organization that represents 46 members comprised of pension funds, mutual funds and money managers with over $2 trillion in assets under management, and as founder of the Director's Education Program at the University of Toronto's Rotman School of Management, as well as his having served as Chairman of the Board of Directors of six publicly traded mining companies and on three additional mining company Boards;

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  Mary R. Henderson's extensive directorship experience with large multi-national and publicly traded companies in the energy, financial services and manufacturing industries, her knowledge and familiarity with board and committee oversight, financial reporting and risk management, as well as her 20-year tenure as President of large operating divisions within a global corporation.

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  Jerry W. Kolb's broad perspective in accounting and financial reporting matters and his extensive experience in audit, finance and compensation matters and executive management based on his 41-year career with the global accounting, tax and consulting firm now known as Deloitte & Touche LLP;

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  Patrick A. Kriegshauser's extensive experience in financial reporting, operations and executive management and particularly his accounting specialization in the coal mining industry;

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  Joseph B. Leonard's significant experience in executive management, operations, marketing, transportation, logistics and public affairs based on his career with major corporations serving large consumer and high tech commercial markets;

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  Graham Mascall's extensive commercial, financial, and transactional experience based on his career serving in senior management roles with both major multinational and smaller companies in the coal mining and other mining industries and investment banking firms;

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  Bernard G. Rethore's many years of experience, first in consulting for industry, the U.S. government and the United Nations and later in senior management with large, public, multinational manufacturing and mining corporations, his experience with international operations and markets and his recognized leadership in corporate governance, which can provide the Company valuable understanding of international business, government, corporate affairs, mergers and acquisitions, executive compensation, environment, health and safety and performance management;

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  Walter J. Scheller, III's significant knowledge of the coal mining industry as well as the leadership, executive management and operational experience that he is able to provide to the Board;

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  Michael T. Tokarz's significant experience in mergers and acquisitions, corporate finance, banking and executive management based on his having served as a member of a private merchant bank, a director of an investment company and a former general and administrative partner of Kohlberg Kravis Roberts & Co., a private equity firm specializing in management buyouts; and

  •
  A.J. Wagner's extensive and diverse experience in financial reporting, operations and executive management, which involved functional experience in auditing, marketing, operations, risk management, business and strategic planning, mergers and acquisitions as well as in lending and funding.

NOMINEES FOR DIRECTOR

DAVID R. BEATTY, O.B.E.
Director since 2011
Member—Nominating and Corporate Governance Committee
                  Compensation and Human Resources Committee

Mr. Beatty, 71, has served as the Conway Director for the Clarkson Centre for Business Ethics & Board Effectiveness and the Professor of Strategic Management at the University of Toronto's Rotman School of Management since 1997. He was the former Managing Director of the Canadian Coalition for Good Governance, is Honorary Consul to Canada for the Government of Papua New Guinea and, in 1993, was awarded the Order of the British Empire (O.B.E.). Mr. Beatty received a Bachelor of Arts degree in Economics from the University of Toronto, Trinity College, Canada and was a Nuffield Scholar at the University of Cambridge, Queens' College, United Kingdom where he obtained a Master of Arts degree in Economics.

        During the last five years, Mr. Beatty has served as a director and is currently Chairman of Inmet Mining Corporation, a Canadian-based global mining company that produces copper and zinc (2003-present), FirstService Corporation, a global diversified provider of real estate services (2001-present), Bank of Montreal, an international retail banking, wealth management and investment banking firm (1992-2012) and Western Coal Corp., a producer of high quality metallurgical and compliant thermal coal (2010-2011).

MARY R. "NINA" HENDERSON
Director since 2013

Ms. Henderson, 62, is the Managing Partner of Henderson Advisory, a consulting practice providing marketing perspective and business evaluation to investment management firms in the consumer products and food industries where she has worked since 2001. She was previously a corporate vice president of Bestfoods and president of Bestfoods Grocery. During her 30-year career with Bestfoods, and its predecessor company CPC International, Ms. Henderson held a wide variety of international and North American general management and executive marketing positions. Ms. Henderson currently is a director of the Visiting Nurse Service of New York and the Foreign Policy Association and is a trustee of Drexel University. Ms. Henderson holds a Bachelor of Science degree from Drexel University.

        During the last five years, Ms. Henderson has served as a director of CNO Financial Group (2012-present), AXA Financial Inc. (1996-2011), Del Monte Foods Company (2002-2011), Pactiv Corporation (2000-2010) and Royal Dutch Shell plc and its predecessor company, The Shell Transport and Trading Company (2001-2009).

JERRY W. KOLB
Director since 2003
Chairman—Environmental, Health and Safety Committee
Member—Audit Committee

Mr. Kolb, 77, was a general partner and the Vice Chairman of Deloitte & Touche LLP ("Deloitte") from 1986 until his retirement in 1998. Deloitte (and its predecessor Deloitte Haskins & Sells) is a registered public accounting firm providing audit, consulting, financial advisory, risk management and tax services. In addition to his position as Vice Chairman, Mr. Kolb served as Chief Financial Officer of Deloitte from 1985 through 1992 and Chief Administrative Officer from 1985 through 1991. Mr. Kolb joined Deloitte in 1957. Mr. Kolb is a certified public accountant and received a Bachelor in Science degree in Accountancy from the University of Illinois and a Master of Business Administration degree in Finance from DePaul University.

        During the last five years, Mr. Kolb has served as a director of Mueller Water Products, Inc., a manufacturer and marketer of water infrastructure and flow control products (2006-present).

PATRICK A. KRIEGSHAUSER
Director since 2006

Chairman—Audit Committee
Member—Compensation and Human Resources Committee

Mr. Kriegshauser, 51, has been Executive Vice President, Chief Financial Officer and a principal owner of Sachs Electric Company, a specialty electrical and design firm, since February 2000. During 1985 to 2000, Mr. Kriegshauser served in various executive capacities for Arch Coal, Inc., a coal producer and marketer, last serving as Senior Vice President and Chief Financial Officer from 1996 through 2000. Mr. Kriegshauser is a certified public accountant and received a Bachelor of Science degree in Accounting from Missouri Central State University and a Master of Business Administration degree from Southern Illinois University.

        During the last five years, Mr. Kriegshauser has not served as a member of any other public company board.

JOSEPH B. LEONARD
Director since 2009, previously, from June 2005 to April 2007

Member—Audit Committee
                  Executive Committee

Mr. Leonard, 69, served as interim Chief Executive Officer of the Company from March 12, 2010 through April 1, 2011 and again from August 1, 2011 through September 11, 2011. Mr. Leonard previously served as Chairman of AirTran Holdings, Inc., an airline holding company, from 2007 until his retirement in June 2008. From 1999 through 2007, he served as Chairman and Chief Executive Officer of AirTran Holdings, Inc., with the additional title of President from 1999 through 2001. From 1993 to 1998, Mr. Leonard served in various executive positions with Allied Signal Aerospace, a diversified global technology and manufacturing leader of aerospace products, last serving as President and Chief Executive Officer of its Marketing, Sales and Service Divisions. Mr. Leonard received a Bachelor of Science degree in Aerospace Engineering from Auburn University.

        During the last five years, Mr. Leonard has served as a director of Air Canada, a full service airline company (2008-present), and Mueller Water Products, Inc., a manufacturer and marketer of water infrastructure and flow control products (2006-present).

GRAHAM MASCALL
Director since 2011
Member—Environmental, Health and Safety Committee

Mr. Mascall, 65, served as Chief Executive Officer of Ncondezi Coal Company Ltd, an exploration and development company with coal assets in Mozambique, from December 2009 to June 2012, and from 2006 to 2009, Mr. Mascall served as Chief Executive Officer of Lubel Coal (UK) Ltd, a privately held coal development company active in the Ukraine. Prior thereto, Mr. Mascall held senior executive positions with Billiton plc and Outokumpu Metals and Resources International Limited and with investment banks such as Deutsche Morgan Grenfell and Barclays Bank. Mr. Mascall received a Mining Engineer degree from the Camborne School of Mines in Cornwall, United Kingdom and a Master of Engineering degree in Mineral Economics from McGill University, Montreal, Canada.

        During the last five years, Mr. Mascall has served as a director of Ncondezi Coal Company Ltd, an exploration and development company with coal assets in Mozambique (2009-present), Gemfields PLC, a colored gemstone producer (2009-present), London Mining plc, an iron ore development company (2010-2013), Western Coal Corp., a producer of high quality metallurgical and compliant thermal coal (2010-2011), Caledon Resources plc, a coking coal producer in the Bowen Basin of Queensland, Australia (2003-2010), Katanga Mining Limited (2007-2008) and Uramin Inc., an international uranium mining and development company (2006-2008).

BERNARD G. RETHORE
Director since 2002

Chairman—Nominating and Corporate Governance Committee
Member—Executive Committee

Mr. Rethore, 71, has been Chairman of the Board, Emeritus of Flowserve Corporation, a global manufacturer of pumps, valves, seals and components, since April 2000. From January 2000 to April 2000, he served as Flowserve Corporation's Chairman. He had previously served as Chairman and Chief Executive Officer of Flowserve Corporation from July 1997 through January 2000 and held the additional title of President from October 1998 to July 1999. In 1997 Mr. Rethore served as Chairman of BW/IP, Inc., a supplier of fluid transfer and control systems to the petroleum and power industries, also serving as President, Chief Executive Officer and a director from 1995 through 1997. From 1989 to 1995, Mr. Rethore held various senior positions with Phelps Dodge Corporation, a copper mining and metals and chemical manufacturer, including Senior Vice President of Phelps Dodge Corporation, member of its Senior Management Committee and President of Phelps Dodge Industries. He began his business career at McKinsey & Company, Inc., a general management consulting firm. During his career, Mr. Rethore has conducted business extensively throughout the U.S., Europe, Latin America and Asia. In 2008, Mr. Rethore was honored by the Financial Times' (FT) Outstanding Directors Exchange (ODX) as an outstanding Director of the Year. In 2012, he was designated a Board Leadership Fellow by the National Association of Corporate Directors (NACD). Mr. Rethore earned a Bachelor of Arts degree in Economics (Honors) from Yale University and a Master of Business Administration degree from the Wharton School of the University of Pennsylvania, where he was a Joseph P. Wharton Scholar and Fellow.

        During the last five years, Mr. Rethore has served as a director of Mueller Water Products, Inc., a manufacturer and marketer of water infrastructure and flow control products (2006-present) and Dover Corp., a manufacturer of a wide range of proprietary products world-wide (2001-present). He has also served as a director of Belden, Inc., a manufacturer of signal transmission products (1997-2012).

WALTER J. SCHELLER, III
Director since 2011

 Chief Executive Officer

Member—Executive Committee

Mr. Scheller, 52, was appointed the Company's Chief Executive Officer in September 2011 after having served approximately fifteen months as President and Chief Operating Officer of the Company's primary subsidiary, Jim Walter Resources, Inc. He joined Walter Energy from Peabody Energy Corporation, where he served as Senior Vice President—Strategic Operations from June 2006 to June 2010. Prior to his career at Peabody, from August 2005 to June 2006, Mr. Scheller worked for CNX Gas Corporation as Vice President-Northern Appalachia Gas Operations and, prior to that, at Consol Energy where he held a number of executive and operational roles, the last of which was Vice President—Operations. Mr. Scheller holds a Bachelor of Arts degree in Mining Engineering from West Virginia University, a Juris Doctor degree from Duquesne University and a Master of Business Administration degree from University of Pittsburgh—Joseph M. Katz Graduate School of Business.

        During the last five years, Mr. Scheller has not served as a member of any other public company board.

MICHAEL T. TOKARZ
Director since 1987

 Chairman and Presiding Director

Member—Compensation and Human Resources Committee
                  Executive Committee
                  Nominating and Corporate Governance Committee

Mr. Tokarz, 62, has served as the Company's non-executive Chairman since December 2006. Since 2002, Mr. Tokarz has been a member of The Tokarz Group, LLC, a private merchant bank. Prior to this, from 1996, Mr. Tokarz was a senior General Partner and Administrative Partner at Kohlberg Kravis Roberts & Co., a private equity firm specializing in management buyouts. Mr. Tokarz received a Bachelor of Arts degree in Economics and a Master of Business Administration degree in Finance from the University of Illinois. In 2007, Mr. Tokarz was honored by the Outstanding Directors Exchange (ODX) as an Outstanding Director of the Year.

        During the last five years, Mr. Tokarz has served as a director of Walter Investment Management Corp., a mortgage servicer and mortgage portfolio owner (2009-present), Mueller Water Products, Inc., a manufacturer and marketer of water infrastructure and flow control products (2006-present), MVC Capital, Inc., a registered investment company (2004-present), CNO Financial Group, Inc., an insurance provider (2003-present), IDEX Corporation, a manufacturer of engineered specialty industrial products (1987-present) and Dakota Growers Pasta Company, Inc., a manufacturer and marketer of dry pasta products (2004-2010).

A.J. WAGNER
Director since 2007

Chairman—Compensation and Human Resources Committee
Member—Environmental, Health and Safety Committee

Mr. Wagner, 62, served in various executive capacities for Ford Motor Company, a global automotive company, beginning in 1973, culminating in his appointment as President of Ford Motor Credit North America and Vice President of Ford Motor Company prior to his retirement in 2007. Mr. Wagner has served as President and CEO of AJ Wagner & Associates, LLC, a business consulting organization specializing in automotive, financial, lending and insurance advisory services since 2007. Mr. Wagner received a Bachelor of Science degree in Finance with highest honors from the University of Wisconsin and a Master of Business Administration degree from the University of Detroit.

        During the last five years, Mr. Wagner served as a director of Lithia Motors, Inc., an automotive company (2008-2009).

Required Vote for Election and Recommendation of the Board of Directors

        In an uncontested election of directors, to be elected, a director nominee must receive affirmative votes representing a majority of the votes cast by the holders of shares present in person or represented by proxy at our Annual Meeting (a "majority vote"). In a contested election of directors, to be elected, a director nominee must receive a plurality of the votes cast by the holders of shares present in person or represented by proxy at our Annual Meeting. A "contested election" is an election in which the number of nominees for director submitted in accordance with the Company's By-laws is greater than the number to be elected. A majority of votes cast shall mean that the number of votes cast "for" a director's election exceeds the number of votes cast "against" that director's election. Under a majority voting standard, "abstentions" and broker non-votes are not counted as votes "for" or "against" a director nominee and will have no effect on the outcome of this proposal. A plurality of votes cast shall mean that the ten director nominees with the greatest number of votes cast "for" their election, even if less than a majority, will be elected. Under a plurality voting standard, you may vote "for" all of the director nominees or you may "withhold" authority to vote for one or more nominees. Only votes cast "for" a nominee will be counted in the election of directors. Votes "withheld" and broker non-votes are not counted as a vote for or against a director nominee. Brokers, as nominees for the beneficial owner, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owner of the shares.

Our Board of Directors recommends that stockholders vote "FOR"
the election of each of the ten nominees for director named above.

PROPOSAL 2—ADVISORY VOTE ON EXECUTIVE COMPENSATION

        In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act")), and the related rules of the Securities and Exchange Commission (the "SEC"), we are including in these proxy materials a proposal for stockholders to approve, in a non-binding, advisory vote, the compensation of our named executive officers as disclosed on pages 31 to 64 of this Proxy Statement.

        The guiding principle of our executive compensation policies and practices continues to be to pay for performance. Our executive officers are compensated in a manner consistent with our strategy, competitive practice, sound corporate governance principles, and stockholder interests and concerns. We believe our compensation program is strongly aligned with the long-term interests of our stockholders. We urge you to read the Compensation Discussion and Analysis, compensation tables and narrative discussion in this Proxy Statement for additional details on our executive compensation, including our compensation philosophy and objectives and the 2012 compensation of our named executive officers.

        The text of the resolution in respect of this proposal is as follows:

        "Resolved that the compensation paid to the Company's named executive officers, as disclosed pursuant to the rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative disclosure, is hereby approved."

Required Vote for Approval and Recommendation of the Board of Directors

        Because this vote is advisory and not binding on the Board of Directors, the Board and the Compensation and Human Resources Committee (the "Compensation Committee") will review and consider the voting results, as well as other communication from stockholders relating to our compensation practices, and take them into account in future determinations concerning our executive compensation programs. The affirmative vote of holders of a majority in voting power of the Company's shares present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter will be considered to determine the outcome of this proposal. Abstentions from voting will have the same effect as a vote against this proposal, and broker non-votes will have no effect on the outcome of this proposal. Brokers, as nominees for the beneficial owner, may not exercise discretion in voting on this matter and may only vote as instructed by the beneficial owner of the shares on this proposal.

Our Board of Directors recommends that
stockholders vote "FOR" the approval of the compensation of our named executive officers.

PROPOSAL 3—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed Ernst & Young LLP as the independent registered public accounting firm for the Company to audit its consolidated financial statements and effectiveness of internal control over financial reporting for the fiscal year ending December 31, 2013. Stockholder ratification of the appointment is not required under the laws of the State of Delaware, but the Board, at the request of the Audit Committee, has decided to ascertain the position of the stockholders on the appointment. If the appointment is not ratified by an affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at this Annual Meeting, the adverse vote will be considered as an indication to the Audit Committee that it should consider selecting another independent registered public accounting firm for the following year.

        One or more representatives of Ernst & Young LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Required Vote for Approval and Recommendation of the Board of Directors

        The appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013 will be ratified if approved by the affirmative vote of holders of a majority in voting power of the Company's shares present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter. Abstentions from voting will have the same effect as a vote against this proposal. Brokers, as nominees for the beneficial owner, may exercise discretion to vote on this proposal without instruction of the beneficial owner of the shares. Unless otherwise instructed, the proxy holders will vote proxies held by them FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013.

Our Board of Directors recommends that stockholders vote "FOR" ratification of the appointment of the independent registered public accounting firm.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board of Directors

        The Board of Directors has general oversight responsibility for the Company's affairs and is guided in its duties and responsibilities pursuant to Delaware law, the Company's Amended and Restated Certificate of Incorporation (the "Charter"), By-laws, Corporate Governance Guidelines and other Company policies, as well as applicable rules and regulations of the SEC, NYSE and other regulatory authorities. The members of the Board are elected by the Board and by stockholders to oversee the management and strategic objectives of the Company's businesses to ensure that the long-term interests of the stockholders are being served.

Composition of the Board

        Under our By-laws, the number of directors on our Board is fixed at not less than five nor more than 13, and may be increased or decreased from time to time by resolution of our Board. Currently the Board is comprised of ten members. Our Board is elected annually, and each elected director will continue to serve until the next Annual Meeting and until his or her successor has been elected and qualified.

        Directors are chosen for their ability to contribute to the broad range of issues that come before the Board and its committees. Our Board of Directors seeks to ensure that the Board is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board to effectively satisfy its responsibilities to the stockholders. Directors to be nominated by the Company for election at the annual stockholders' meeting each year are approved by the Board of Directors upon recommendation by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee considers candidates for Board membership from recommendations by third-party executive search firms, candidates recommended by stockholders and by management, as well as recommendations from its committee members and other members of the Board. The Nominating and Corporate Governance Committee considers various competencies when considering nominees for Board service, each taken into account at the point in time and to the extent to which a candidate would complement or satisfy a present need on the Board or its committees.

        The Nominating and Corporate Governance Committee has no specific requirements regarding diversity or age with respect to prospective nominees, but rather considers the experience, qualifications, attributes and skills a prospective nominee offers, taking into account the extent to which the nominee would be a valuable addition to the Board or the Board's committees. The Nominating and Corporate Governance Committee considers various factors in its review, including an assessment of the prospective nominee's independence, skills, professional accomplishments, experience and industry background, personal and professional integrity, diversity of opinion, relevant knowledge about the issues affecting the Company's businesses and industry and the prospective nominee's ability to dedicate sufficient time to the performance of his or her duties on the Board. If the Nominating and Corporate Governance Committee decides to proceed with further consideration, members of the Nominating and Corporate Governance Committee, as well as other members of the Board as appropriate, may interview the nominee. After completing this evaluation and interview, the Nominating and Corporate Governance Committee makes a recommendation to the full Board as to whether the Board or the stockholders, as applicable, should elect the new director.

Process for Stockholders to Recommend Director Nominees

        A stockholder who wishes to have the Nominating and Corporate Governance Committee consider a prospective nominee should notify the Company's Secretary in writing by delivering a notice that contains the information specified in Article I, Section 2 of the Company's By-laws relating to stockholder nominations, along with any supporting material the stockholder deems appropriate. For a description of the procedures to be followed, see "Other Matters—2014 Stockholder Proposals or Nominations" on

page 70 and the Company's By-laws. The Company's Corporate Governance Guidelines and the Nominating and Corporate Governance Committee charter set forth factors that the Board and the Nominating and Corporate Governance Committee may consider in evaluating director nominees by whomever recommended such nominees. It is the Nominating and Corporate Governance Committee's general policy to welcome and consider any and all recommendations. The Company's By-laws, Corporate Governance Guidelines and Nominating and Corporate Governance Committee charter can be found on the corporate governance section of the "Investors" page of the Company's website at www.walterenergy.com.

Corporate Governance Guidelines

        The Board has adopted Corporate Governance Guidelines to assist the Board and its committees in the exercise of their responsibilities. The Corporate Governance Guidelines, which can be found on the corporate governance section of the "Investors" page of the Company's website at www.walterenergy.com, set forth guiding principles and provide a flexible framework for the governance of the Company. The Corporate Governance Guidelines address, among other things, Board functions and responsibilities, management succession, Board membership and independence, Board meetings and Board committees, access to management, employees and outside advisors, director orientation and continuing education, and annual performance evaluations. The Nominating and Corporate Governance Committee regularly reviews and provides recommendations to the Board on the Corporate Governance Guidelines, and the full Board approves changes as it deems appropriate.

Board Leadership Structure

        The Board does not have a policy as to whether the role of Chairman and Chief Executive Officer should be separate or whether the Chairman should be a management or a non-management director. The Nominating and Corporate Governance Committee may, from time to time, make recommendations to the Board regarding the leadership structure of the Board, including the position of Chairman. The Corporate Governance Guidelines provide that the Board may establish the position of "lead" director or "presiding" director, who shall be an independent director and be elected by a majority of the independent directors.

        Since 2006, the roles of the Chairman and the Company's Chief Executive Officer have been held separately. The Board believes that this leadership structure promotes strategy development and execution, and facilitates information flow between management and the Board. Mr. Tokarz serves as non-executive Chairman, and Mr. Scheller serves as Chief Executive Officer. In addition, the independent directors of the Board have selected Mr. Tokarz to serve as the Presiding Director. In his roles, Mr. Tokarz acts as the key liaison with the Chief Executive Officer, assists in setting the agenda for, and presides over, all meetings of the Board and the executive sessions of the independent directors, communicates the Board of Directors' feedback to the Chief Executive Officer and presides over all meetings of stockholders.

Director Independence

        Our Corporate Governance Guidelines provide that a substantial majority of the Board's directors shall be determined independent under applicable criteria established by the NYSE and the SEC. These Corporate Governance Guidelines also provide that the Board, with the assistance of the Nominating and Corporate Governance Committee, shall perform an annual review of the independence of each director and director nominee and make an affirmative determination as to each such director's independence. The Board has determined that all of the Company's directors and director nominees, other than Mr. Scheller, have no material relationship with the Company and are independent under applicable NYSE criteria. Mr. Scheller serves as the Company's Chief Executive Officer and has not served and does not serve on the Company's Audit Committee, Nominating and Corporate Governance Committee or Compensation Committee.

        The Board monitors and reviews at least once annually the commercial, industrial, banking, charitable and other relationships that directors may have with the Company to determine whether the directors are independent in accordance with applicable rules under the NYSE, SEC and Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

        Each year, our directors complete a questionnaire that, among other things, elicits information to assist the Board, with the assistance of the Nominating and Corporate Governance Committee, in assessing whether the directors meet the applicable independence standards. Using these responses and other information, the Nominating and Governance Committee evaluates, with regard to each director, whether the director currently has or had any (1) employment or professional relationship that, in and of itself, would, pursuant to the Company's independence standards, require a conclusion that the director is not independent and/or (2) employment or professional relationship with any organization with which the Company has or had a relationship, where the organization made or received payments from the Company. If a director has or had a relationship with an organization which made or received payments from the Company, information regarding the amount of such payments is provided to the Nominating and Governance Committee. The Nominating and Governance Committee then determines whether the amount of any such payments requires, pursuant to the applicable independence standards or otherwise, a conclusion that the director is not independent. Furthermore, the Nominating and Governance Committee discusses any other relevant facts and circumstances regarding the nature of these relationships to determine whether other factors, regardless of the independence requirements, might impede a director's independence and makes a recommendation to the Board regarding the director's independence.

        The Board has determined that each member of the Audit Committee satisfies the independence and financial literacy requirements of the NYSE and the SEC, and each qualifies as an "audit committee financial expert" for purposes of the rules and regulations of the SEC. The Audit Committee charter provides that no member of the Audit Committee may serve on the audit committee of more than three public companies, including the Company, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee. No Audit Committee member currently serves on the audit committees of more than three public companies, including the Company.

        The Board has also determined that each member of the Compensation Committee is a "non-employee director" under the requirements of Rule 16b-3 under the Exchange Act and an "outside director" under Section 162(m) of the Internal Revenue Code.

Compensation Committee Interlocks and Insider Participation

        During the year ended December 31, 2012, members who served on our Compensation Committee included Messrs. Beatty, Kriegshauser, Tokarz and Wagner.

        No member of our Compensation Committee during 2012 was an employee or officer or former employee or officer of the Company or had any relationships requiring disclosure under Item 404 of Regulation S-K.

        None of our executive officers has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our Board or its Compensation Committee during 2012.

Certain Relationships and Related Person Transactions

        The Board has adopted a written policy and written procedures for the review, approval and monitoring of transactions involving the Company and related persons as defined in the policy. The related person transaction policy requires:

  •
  that any transaction that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K in which the Company was or is to be a participant and a related person has a material direct or indirect interest and which exceeds $120,000, such transaction referred to as a "related person transaction," and any material amendment or modification to a related person transaction, be reviewed and approved or ratified by a committee designated by the Board composed solely of independent directors who are disinterested or by the disinterested members of the Board; and

  •
  that any employment relationship or transaction involving an executive officer and any related compensation must be approved by the Compensation Committee or recommended by the Compensation Committee for its approval.

        In connection with the review and approval or ratification of a related person transaction:

  •
  the designated committee or disinterested directors, as applicable, are to be provided with the material terms of the related person transaction, including the approximate dollar value of the amount involved in the transaction, and all the material facts as to the related person's direct or indirect interest in, or relationship to, the related person transaction;

  •
  the designated committee or disinterested directors, as applicable, are to be advised as to whether the related person transaction complies with the terms of our agreements governing our material outstanding indebtedness that limit or restrict our ability to enter into a related person transaction; and

  •
  the designated committee or disinterested directors, as applicable, be advised whether the related person transaction will be required to be disclosed in the Company's SEC filings. To the extent required to be disclosed, management must ensure that the related person transaction is disclosed in accordance with SEC rules.

        In addition, the related person transaction policy provides that, in connection with any approval or ratification of a related person transaction involving a non-employee director or director nominee, the designated committee or disinterested directors, as applicable, should consider whether such transaction would compromise the director or director nominee's status as an "independent," "outside," or "non-employee" director, as applicable, under the rules and regulations of the SEC, NYSE and the Internal Revenue Code.

        During 2012, we did not enter into any transactions with related persons that required review, approval or ratification under the related person transaction policy.

Board Meetings

        During the year ended December 31, 2012, there were 14 meetings of the Board. In 2012, each current director then serving attended at least 89% of the aggregate of all Board and committee meetings on which he served (during the period he was a member).

Annual Meeting Attendance

        The Company has a long-standing policy of director attendance at the Annual Meeting. Last year, all of the directors standing for election attended the Annual Meeting.

The Board's Role in Risk Management

        Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, has responsibility for oversight of the Company's risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Each quarter, the Board of Directors receives presentations from senior management on matters involving the Company's operations and considers the risks related to strategies and business plans.

        In addition, our Board committees consider the risks within their respective areas of responsibility. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements, and, in accordance with NYSE requirements, discusses with management policies with respect to risk assessment and risk management. Additionally, a financial risk assessment is presented to the Audit Committee annually which is used to develop the internal audit plan for the coming year. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from the Company's compensation policies and programs and reviews and discusses with management the Company's compensation policies and practices and management's assessment of whether any risks arising from such policies and practices are reasonably likely to have a material adverse effect on the Company. The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board and Board committee organization, membership and structure, succession planning and corporate governance matters. The Environmental, Health & Safety Committee assists the Board in fulfilling its oversight responsibilities with respect to risks associated with environmental, health and safety issues.

Business Ethics and Code of Conduct

        The Board has adopted a Business Ethics and Code of Conduct ("Code of Conduct"), which is applicable to all of the Company's officers (including the Company's principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions), directors and employees. The Company also has made available an Ethics Hotline, operated by an independent third party provider, where employees may anonymously report violations or suspected violations of the Code of Conduct. The Board, the Nominating and Corporate Governance Committee and the Audit Committee, as applicable, regularly review the Code of Conduct and approve changes as deemed appropriate. If the Board grants any waivers from our Code of Conduct to any of our directors or officers, or if we amend our Code of Conduct, we will, if required, disclose these matters through the "Investors" page of our website on a timely basis. The Code of Conduct can be found on the corporate governance section of the "Investors" page of our web site at www.walterenergy.com.

Stock Ownership by Directors

        Our Board of Directors is committed to stock ownership as a means to align the Company's performance with the long-term interests of the stockholder. Each non-employee director is expected to own shares of our Common Stock with a value of four times the annual cash retainer for non-employee directors. Each share of Common Stock owned by such director is deemed to have a value equal to the greater of (1) the per share trading price of our Common Stock as of the date the applicable share was acquired by the director or (2) the per share trading price of our Common Stock as of the measurement date. Shares of unvested restricted stock units are counted towards meeting these requirements. Stock ownership requirements are expected to be met within five years following the director's first election to the Board, or February 27, 2014, whichever is later. With the exception of Mr. Mascall and Ms. Henderson, each of our current non-employee directors met the stock ownership requirements as of December 31, 2012. Mr. Mascall was elected to the Board in April 2011 and has until April 2016 to meet the stock ownership requirements. Ms. Henderson was appointed to the Board in February 2013 and has until February 2018 to meet the stock ownership requirements. Stock ownership levels for our employee directors and senior management can be found in the Executive Compensation section of this Proxy Statement.

Communication with the Board

        The Company has several means for stockholders and others to communicate with the Board and other members of the Company, which are described in the Company's Code of Conduct and Corporate Governance Guidelines, each of which can be found on the corporate governance section of the "Investors" page of our web site at www.walterenergy.com.

        Stockholders may also communicate with the Company through its Investor Relations Department by writing to 3000 Riverchase Galleria, Birmingham, Alabama, 35244, by calling Investor Relations at (205) 745-2000 or by sending an e-mail to investorrelations@walterenergy.com.

Board Committees and Charters

        The Board currently has five standing committees and, upon the recommendation of the Nominating and Corporate Governance Committee, appoints the members of those committees. The standing committees include (1) the Audit Committee, (2) the Compensation Committee, (3) the Nominating and Corporate Governance Committee, (4) the Environmental, Health & Safety Committee and (5) the Executive Committee. From time to time, the Board may also create ad hoc or special committees for certain purposes in addition to the five standing committees.

        Each of the standing committees of the Board is governed by a written charter, and each committee conducts an annual evaluation of its performance and its charter. The charter for each committee can be found on the corporate governance section of the "Investors" page of our web site at www.walterenergy.com. Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee may engage outside experts, advisers and counsel to assist the committee in its work.

        The Audit Committee Charter states that the Audit Committee shall consist of at least three members, all of whom are determined by the Board to meet the independence and financial literacy requirements of the SEC and NYSE. These requirements dictate that all Audit Committee members must be financially literate and at least one member of the Audit Committee shall be an "audit committee financial expert" in compliance with the criteria established by the SEC and NYSE.

        The Compensation Committee Charter states that the Compensation Committee shall consist of at least three members, all of whom are determined by the Board to meet the independence requirements mandated by the NYSE listing standards and must qualify as "non-employee directors" for purposes of Rule 16b-3 under the Exchange Act and "outside directors" for purposes of Section 162(m) of the Internal Revenue Code.

        The Nominating and Corporate Governance Committee Charter states that the Nominating and Corporate Governance Committee shall consist of at least three members, all of whom are determined by the Board to meet the independence requirements mandated by the NYSE listing standards.

        Below is a summary of the current membership and general functions of each respective committee.

Committee and Current Membership	Committee Functions
Audit Committee Patrick A. Kriegshauser, Chairman Jerry W. Kolb Joseph B. Leonard

Each member of the Audit Committee satisfies the independence and financial literacy requirements of the SEC and NYSE, and each member also qualifies as an "audit committee financial expert" for purposes of the rules and regulations of the SEC.

The primary duties of the Audit Committee are to:

Meetings in 2012: 18 meetings

•

assist the Board in fulfilling its responsibility to the Company relating to the Company's financial reporting process and systems of internal controls and determine whether the Company's financial systems and reporting practices are in accordance with applicable requirements;

•

approve services and fees of the Company's independent auditors and monitor the services rendered and actual fees paid to the independent auditors to ensure that such services are within the parameters approved by the Audit Committee;

•

review and discuss with management and the independent auditors the Company's annual audited financial statements and quarterly financial statements, "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Exchange Act reports, as well as the Company's earnings press releases and information related thereto;

•

discuss with management and our independent auditors our risk-assessment and risk-management guidelines and policies as well as our major financial risk exposures and the steps taken to monitor and control such exposures;

•

establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and oversee the performance of our internal audit function; and

•

prepare a report to be included in the annual proxy statement and provide other regular reports to the Board and maintain minutes or records of its meetings and activities.

The Audit Committee has adopted procedures in its charter for pre-approving audit and permitted non-audit services provided by the Company's independent auditors and may delegate this authority to one or more of its members, provided that such member reports to the Audit Committee at its next meeting with regard to any pre-approval. In approving audit services, the Audit Committee considers whether such services are consistent with the SEC's rules on auditor independence and also considers whether the independent auditors are able to provide the most effective services, for reasons such as familiarity with the Company's current and past business, accounting systems and internal operations, and whether the services enhance the Company's ability to manage or control risks and improve audit quality.

Committee and Current Membership	Committee Functions
Compensation and Human Resources Committee A.J. Wagner, Chairman David R. Beatty Patrick A. Kriegshauser Michael T. Tokarz

Each member of the Compensation Committee satisfies the independence requirements of the NYSE, qualifies as an "outside director" under the regulations to Section 162(m) of the Internal Revenue Code and is a "non-employee director" as defined under Rule 16b-3 under the Exchange Act.

The primary duties of the Compensation Committee are to:
Meetings in 2012: 8 meetings

•

establish, review and monitor the Company's overall compensation policies, plans and practices, review and approve annual compensation for the Company's executive officers and recommend director compensation to the Board;

•

establish and maintain the Company's equity compensation policies and practices; review and make recommendations to the Board with respect to the Company's incentive compensation, equity-based plans and pension plans; oversee the administration of the Company's equity-based compensation plans; and review and approve all equity compensation plans that are not otherwise subject to stockholder approval;

•

approve the terms of employment, retention and severance arrangements for executive officers, including change in control agreements;

•

review the Company's compensation policies and practices for all employees and discuss with management whether such compensation policies and practices incentivize unnecessary and excessive risk taking;

•

review and discuss the Compensation Discussion and Analysis with management and make a recommendation to the Board with respect to inclusion of the Compensation Discussion and Analysis in the annual proxy statement; and

•

provide regular reports to the Board and maintain minutes or records of its meetings and activities.

The Compensation Committee has expertise in, among other things, evaluating overall compensation policies, plans and practices, as well as setting compensation for executive officers; overseeing and administering equity compensation plans; and establishing employment, retention and severance arrangements for executive officers.

The Compensation Committee uses the services of an independent compensation consultant to assist in its oversight of executive compensation programs and in setting executive officers' compensation. The use of an independent consultant is intended to provide additional assurance that the Company's executive compensation programs are reasonable and consistent with the Company's objectives. The consultant reports directly to the Compensation Committee and does not perform services for management without express approval of the Compensation Committee. The consultant regularly participates in Compensation Committee meetings, including executive sessions, and advises the Compensation Committee with respect to compensation trends and provides competitive market information to assist the Compensation Committee in its planning and designing of individual compensation awards.

Committee and Current Membership	Committee Functions

In fulfilling its responsibilities, the Compensation Committee can delegate any or all of its responsibilities to a subcommittee of the committee. For a discussion concerning the processes and procedures for determining executive and director compensation and the role of executive officers and compensation consultants in determining or recommending the amount or form of compensation, see "Compensation of Directors" beginning on page 26, "Compensation Discussion and Analysis—Role of Management in Compensation Decisions," on page 33 and "Compensation Discussion and Analysis—Role of Compensation Consultant in Compensation Decisions" beginning on page 33.

Nominating and Corporate Governance Committee Bernard G. Rethore, Chairman David R. Beatty Michael T. Tokarz

Each member of the Nominating and Corporate Governance Committee satisfies the independence requirements of the NYSE.

The primary duties of the Nominating and Corporate Governance Committee are to:

•

oversee Board selection, composition and evaluation, including the making of recommendations regarding the size and composition of the Board, the identification of qualified candidates and recommendation to the Board of candidates for Board membership and the annual evaluation of overall Board effectiveness;

Meetings in 2012: 5 meetings

•

manage the committee selection and composition process, including the making of recommendations to the Board for members and the chairs of these committees and the establishment, monitoring and making of recommendations for the purpose, structure and operations of these committees and, as may be appropriate, the creation or elimination of additional committees;

•

monitor and oversee corporate governance matters, including reviews and recommendations regarding our constituent documents and Corporate Governance Guidelines and monitoring of new developments in the area of corporate governance; and

•

provide regular reports to the Board and maintain minutes or records of its meetings and activities.

Environmental, Health & Safety Committee Jerry W. Kolb, Chairman A.J. Wagner Graham Mascall Meetings in 2012: 4 meetings	The primary duties of the Environmental, Health & Safety Committee are to:

•

review, monitor and discuss with management the status of environmental, health and safety issues, including compliance with applicable laws and regulations;

•

review periodically, and update as appropriate, the various policies and procedures of the Company regarding compliance with various environmental, health and safety laws, regulations and rules and assess the effectiveness of the Company's health, safety and environmental policies, programs and initiatives;

Committee and Current Membership	Committee Functions

•

review assessments of and discuss with management the Company's material environmental, health and safety risks and the Company's implementation of appropriate strategies to manage such risks, including internal and independent environmental, health and safety audits; and

•

provide regular reports to the Board and maintain minutes or records of its meetings and activities.

Executive Committee Joseph B. Leonard Bernard G. Rethore Walter J. Scheller, III Michael T. Tokarz Meetings in 2012: 0

The primary duty of the Executive Committee is to exercise those powers of the Board as delegated by the Board with respect to the management of the business and affairs of the Company when it is not practical for the full Board to meet to review or act upon a matter. The Executive Committee may not exercise powers or authority delegated to any other committee of the Board or any power limited by the Company's organizational documents, law, rule or regulation then in effect. The Executive Committee is required to provide regular reports to the Board and maintain minutes or records of its meetings and activities.

Corporate Governance Resources

        The Company maintains a corporate governance link on the "Investors" page of its website at www.walterenergy.com that includes information about corporate governance. The following documents are currently included on the website:

  •
  Charter,

  •
  By-laws,

  •
  Corporate Governance Guidelines,

  •
  Business Ethics and Code of Conduct,

  •
  Insider Trading Policy,

  •
  Anti-Bribery and Anti-Corruption Law Compliance Policy, and

  •
  Charters of each of the standing committees of the Board.

        Stockholders may also request free print copies of these documents as well as the Company's Proxy Statement and Annual Report by writing to the Corporate Secretary, Earl H. Doppelt, Walter Energy, Inc., 3000 Riverchase Galleria, Birmingham, Alabama 35244.

COMPENSATION OF DIRECTORS

        The Compensation Committee evaluates and recommends to the Board the compensation to be paid to our non-employee directors. The Compensation Committee has determined that a combination of cash and equity-based incentive compensation should be used to attract and retain qualified candidates to serve on our Board of Directors.

        In setting director compensation, the Compensation Committee receives input from its independent compensation consultant to assess the competitiveness of our non-employee director compensation. The Compensation Committee uses the compensation consultant's access to external market data to determine the pay practices of similarly situated companies in respect of their directors. The Compensation Committee uses the data prepared and presented by the outside compensation consultant as a reference point or guideline in determining director fees and equity awards and then makes a recommendation to the Board.

        Director compensation is reviewed annually to determine the appropriateness of the components, amounts and form of compensation. The Board of Directors, upon recommendation of the Compensation Committee, set compensation paid to our non-employee directors for 2012 as set forth below. The Compensation Committee recommended and the Board agreed that compensation for non-employee directors would not be increased during 2012. The next review of director compensation is scheduled for the latter half of 2013.

  •
  $55,000 annual base retainer (our Chairman receives twice this amount);

  •
  $1,500 Board meeting fee for each meeting attended;

  •
  $1,500 committee meeting fee for each committee meeting attended;

  •
  $15,000 annual retainer for the chairman of our Audit Committee;

  •
  $10,000 annual retainer for the chairman of our Compensation Committee;

  •
  $5,000 annual retainer for the chairman of our Nominating and Corporate Governance Committee, Executive Committee and Environmental, Health & Safety Committee; and

  •
  a grant of equity-based compensation having an economic value of $85,000, split equally in the form of non-qualified stock options and restricted stock units (our Chairman receives twice this amount).

        Equity compensation is typically awarded to our non-employee directors upon initial appointment to the Board and annually upon election to the Board of Directors. Commencing in July 2012, a non-employee director initially appointed to the Board will receive a grant of equity-based compensation having an economic value of $85,000, prorated based on the number of months from the director's initial appointment until the next annual equity grant, and will receive an annual base retainer of $55,000, prorated based on the number of fiscal quarters from the director's initial appointment until the next annual meeting at which such director is elected.

        In addition to its standing committees, beginning in 2011 and in connection with the acquisition of Western Coal Corp. ("Western Coal"), the Board established a special committee to provide oversight in connection with the integration of the businesses of Western Coal with those of the Company. This committee's chairman received an annual retainer of $5,000 for serving in that position, and each non-employee director of the committee received $1,500 in committee meeting fees for each committee meeting attended. During 2012, this special committee met once, and its members included Mr. Wagner, as Chairman, and Messrs. Beatty, Leonard, Kolb, Kriegshauser, Mascall and Scheller. Each of Messrs. Leonard, Kolb, Kriegshauser and Wagner were paid a meeting fee, and Mr. Wagner was paid a pro-rata portion of the annual chairman fee for the first quarter of 2012. This committee was disbanded in February 2012.

        In addition to the compensation described above, each of our directors are reimbursed for out-of-pocket expenses incurred in connection with attendance at Board, committee and stockholder meetings, including the cost of travel, lodging, food and related expenses, and participation in director education programs.

        Non-employee directors are awarded equity under the Company's Amended and Restated 2002 Long-Term Incentive Award Plan (the "2002 Award Plan"). Both the stock options and the restricted stock units vest in three equal installments on the first, second and third anniversary of the grant date, and the stock options have a ten year term. In accordance with the terms set forth in the 2002 Award Plan and related award agreements, stock options and restricted stock units granted to a non-employee director will, by their terms, be immediately exercisable or deliverable, as the case may be, upon the retirement of the non-employee director if the director has reached age 65 and has at least five years of service as a non-employee director on the Board. Otherwise, subject to exceptions at the discretion of the Board, unvested stock options and restricted stock units are forfeited by the director when the director ceases to be a director of the Company for any reason, including a termination by resignation, failure to be re-elected, death, disability or retirement.

        Directors who are employees of the Company do not receive additional compensation for their service on the Board.

        The Company does not have a retirement plan for non-employee directors. Directors may elect to defer all or a portion of their cash compensation under the Company's Amended and Restated Directors' Deferred Fee Plan (the "Directors' Deferred Fee Plan") described below.

        Directors are subject to a stock ownership target as described under "Corporate Governance and Board Matters—Stock Ownership by Directors."

Deferred Compensation

        Non-employee directors may defer all or part of their annual retainer, meeting and committee fees in the form of an income account or a stock equivalent account, or both, under the Directors' Deferred Fee Plan. If a director elects the income account, the director's fees are credited as a dollar amount to the director's income account on the date such fees would otherwise have been paid and the account is credited quarterly with interest at an annual rate equal to the yield of a 10-year U.S. Treasury Note as of the beginning of such calendar quarter plus 1%. If a director elects the stock equivalent account, director's fees otherwise payable during a calendar quarter are converted to stock equivalent shares equal in number to the number of shares of Common Stock, or fraction thereof, to the nearest one hundredth of one share, which could be purchased with the dollar amount of such fees at the closing market price of the Common Stock on the first business day of the following calendar quarter, or if that date is not a trading day, on the next trading day. If the Company declares and pays a cash dividend on its Common Stock, the stock equivalent account is credited with stock equivalent shares equal in number to the number of shares of Common Stock, or fraction thereof, to the nearest one hundredth of one share, which could have been purchased with the cash dividend, which would have been payable had the participant been the actual owner of the number of shares of Common Stock credited to his account as of the payment date for such dividend. In order to prevent dilution or enlargement of the benefits or potential benefits intended under the plan and subject to Section 409A of the Internal Revenue Code, stock equivalent shares will be appropriately adjusted in the event of any stock dividend, stock split or any other similar changes in the Common Stock. The Directors' Deferred Fee Plan is an unfunded and unsecured liability of the Company, and benefits will be paid from the Company's general assets. Accordingly, participants are general unsecured creditors of the Company with respect to the benefits. Currently, Mr. Tokarz is the only participant in the Directors' Deferred Fee Plan and has elected to defer the cash portion of his director fees into a stock equivalent account.

        The Directors' Deferred Fee Plan was amended in 2008 to comply with Section 409A of the Internal Revenue Code. Such amendments included changes clarifying the timing and implementation of deferral elections and providing that the payment of benefits will be subject to a six-month delay at the time of termination. The Directors' Deferred Fee Plan was also amended to provide that payments from the stock equivalent account are distributed in the form of Common Stock with fractional shares to be cashed out at fair market value the day before distribution and paid in cash. Previously the stock equivalent account was paid out in cash. The amendments were not intended to materially increase the benefits payable under the Directors' Deferred Fee Plan.

        In the event of termination, including death, payments under the Directors' Deferred Fee Plan are payable on the first day of the seventh month following the termination event unless the director has elected to receive payment in any year following his or her 72nd birthday or the year following his or her termination of services, in which case payments would commence upon the later of January 15th of the year elected by the participant or on the first day of the seventh month following the termination event. Payments will be in a lump sum in the event of death or on the date specified by the election of the director, unless the director elects to receive payments in the form of installments over five, ten or 15 years.

        The following table provides compensation information for the non-employee members of our Board for the year ended December 31, 2012.

2012 Director Compensation

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change In Pension Value and Nonqualified Deferred Compensation Earningsv($)	All Other Compensation ($)	Total ($)
David R. Beatty	94,000	47,068	42,173	—	—	0	183,241
Howard L. Clark	112,500	47,068	42,173	—	—	0	201,741
Jerry W. Kolb	117,000	47,068	42,173	—	—	0	206,241
Patrick A. Kriegshauser	139,000	47,068	42,173	—	—	0	228,241
Joseph B. Leonard	83,500	47,068	42,173	—	—	0	172,741
Graham Mascall	80,500	47,068	42,173	—	—	0	169,741
Bernard Rethore	90,000	47,068	42,173	—	—	0	179,241
Michael Tokarz(3)	150,500	94,137	84,346	—	—	0	328,983
A.J. Wagner	129,250	47,068	42,173	—	—	0	218,491

(1)
Represents the aggregate dollar amount of fees earned or paid in cash for serving as a director, including annual retainers, meeting fees and committee fees. Each director, other than Mr. Tokarz, received all of such director's retainers and fees in cash. Mr. Tokarz, as a participant in the Directors' Deferred Fee Plan, received the cash portion of his retainers and fees in the form of stock equivalent shares as further described in footnote (3) below.

(2)
Equity is awarded to directors in a dollar-dominated amount that is then translated into a number of shares, with the value split equally between stock options and restricted stock units. In 2012, following the annual stockholder meeting, each elected director was awarded equity-based compensation having an economic value of $85,000, with Mr. Tokarz, as Chairman, receiving twice this amount.

The amount in the table above reflects the grant date fair values of restricted stock units and non-qualified stock options awarded in 2012 computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation ("Accounting Standards Codification Topic 718"). Assumptions used in the calculation of these amounts are set forth in Note 7 to the Company's Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012. The grant date fair value of the restricted stock units and stock options granted on April 19, 2012 to each non-employee director was $47,068 and $42,173, respectively, with Mr. Tokarz, as Chairman, receiving twice these amounts.

(3)
Mr. Tokarz deferred the receipt of all cash compensation reflected in the Fees Earned or Paid in Cash column in the table above, as provided in the Company's Directors' Deferred Fee Plan. At his election, all retainers and fees earned and payable in cash in 2012 have been credited to a stock equivalent account. The amount reflected the Fees Earned or Paid in Cash column in the table above does not include the stock equivalent shares Mr. Tokarz received in lieu of cash dividends paid on the Company's Common Stock, because Mr. Tokarz's account is credited with stock equivalent shares equal in number to the number of shares of Common Stock which could have been purchased with the cash dividend on the dividend payment date and are not preferential. As of December 31, 2012, Mr. Tokarz had 59,130.03 stock equivalent shares credited to his stock equivalent account.

          As of December 31, 2012, our non-employee directors had outstanding the following vested restricted stock units, unvested restricted stock units and vested and unvested non-qualified stock options.

Name	Vested Restricted Stock Units (#)	Unvested Restricted Stock Units (#)	Vested and Unvested Non- Qualified Stock Options (#)
David R. Beatty(1)	—	1,180	6,598
Howard L. Clark(2)	1,129	—	49,213
Jerry W. Kolb(3)	1,129	—	28,127
Patrick A. Kriegshauser	—	1,129	26,122
Joseph B. Leonard	—	1,139	14,639
Graham Mascall	—	1,180	2,141
Bernard Rethore(3)	1,129	—	7,642
Michael Tokarz	—	2,258	85,565
A.J. Wagner	—	1,129	23,236

(1)
Mr. Beatty's non-qualified stock options include 4,457 options to acquire our Common Stock, which were converted in connection with the Western Coal acquisition from Mr. Beatty's options to purchase Western Coal stock. These non-qualified stock options are fully vested and immediately exercisable.

(2)
Mr. Clark retired from the Board effective February 18, 2013.

(3)
As of December 31, 2012, Messrs. Kolb and Rethore each had 1,129 restricted stock units for which the underlying shares of Common Stock had not been delivered and each had 1,717 unvested non-qualified stock options, which are deemed vested, as each of Messrs. Kolb and Rethore has satisfied the requisite minimum years of service and age. These amounts are reflected in the Vested Restricted Stock Units and the Vested and Unvested Non-Qualified Stock Options columns of the table above and are included in the "Ownership of Directors and Executive Officers" table beginning on page 68.

COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT

        The Compensation and Human Resources Committee (the "Compensation Committee") has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on the Compensation Committee's review of and the discussions with management with respect to the Compensation Discussion and Analysis, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

        This report is provided by the following independent directors who comprise the Compensation Committee:

THE COMPENSATION AND HUMAN RESOURCES COMMITTEE
A.J. WAGNER, Chairman DAVID R. BEATTY PATRICK A. KRIEGSHAUSER MICHAEL T. TOKARZ

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

        This Compensation Discussion and Analysis explains the material elements of compensation paid to the named executive officers included in the compensation tables which follow. This Compensation Discussion and Analysis also describes the compensation objectives, policies and decisions of the Compensation Committee and describes the manner and context in which compensation is awarded to and earned by our named executive officers.

2012 Overview

        In 2012, several key executives joined the Company, rounding out the Company's senior management team. Specifically, William G. Harvey joined the Company as Senior Vice President and Chief Financial Officer in July 2012, Thomas J. Lynch joined the Company as Senior Vice President, Human Resources in April 2012, and Earl H. Doppelt joined the Company as Senior Vice President, General Counsel and Secretary in January 2012. In addition, during 2012 the Company promoted two experienced mining executives to lead the Company's two major operating units. Daniel P. Cartwright was appointed President, Canadian Operations, after serving as Vice President, Underground Mining Operations since joining the Company in July 2011 from Peabody Energy, Inc., where he was Vice President, Operations Support—Powder River Basin and Southwest. Richard A. Donnelly was appointed President, Jim Walter Resources, Inc., after serving as Vice President, Engineering at Jim Walter Resources, Inc. since March 2003 and in a variety of other positions since joining the Company in 1977. Messrs. Cartwright and Donnelly bring substantial experience in successfully leading surface mine and underground mining operations. The Company's Board of Directors believes that these executives, together with two additional long-time Company executives, Michael T. Madden, the Company's Senior Vice President and Chief Commercial Officer, and Charles C. Stewart, the Company's Senior Vice President, Project Development, under the leadership of Walter J. Scheller III, the Company's Chief Executive Officer, form a senior management team well-positioned to lead the Company in executing its business plan and growing stockholder value. The Board of Directors further believes that the Company has already begun to benefit from the positive effects of the efforts of this management team.

        For 2012, our named executive officers included Messrs. Scheller, Harvey, Madden, Stewart and Doppelt, as well as Robert P. Kerley, the Company's Vice President, Corporate Controller and Chief Accounting Officer and former Interim Principal Financial Officer.

        Although the Company made significant management changes during 2012, the elements and amount of compensation for the named executive officers for 2012 remained aligned with the Company's policy and practice to target market median levels and pay for performance. The Company believes it compensates executives in a manner consistent with its strategy, competitive practice, sound corporate governance principles and stockholder interests and concerns, with at-risk cash compensation tied to the Company's financial, operational and safety performance, as well as individual achievements. In addition, long-term equity-based awards comprise a large part of the compensation mix in order to align the named executive officers' interests to that of the stockholders and invest the executives in the Company's long-term growth.

Compensation in Context: Company Performance in 2012

        Last year was extremely challenging for the coal industry. During the year, global demand softened and pricing for our premium metallurgical coal products declined significantly, particularly in the fourth quarter. The Company reacted quickly and decisively to these macroeconomic conditions, reducing production, idling certain facilities and cutting costs and capital expenditures. At the same time, the Company also registered several notable achievements during 2012 and continued to integrate the Western Coal businesses, solidify its management structure and position itself to meet recent challenges in the business environment in order to provide sustainable, profitable growth for the Company's stockholders. The following list highlights the Company's accomplishments during 2012:

  •
  We improved our safety record and received significant recognition for good stewardship. During 2012, we reduced the total reportable injury rate by 26% as compared with 2011. We earned safety awards in our Canada, West Virginia and Alabama operations, including the Sentinels of Safety Award sponsored by the National Mining Association, the Edward Prior Safety Award from the Office of the Chief Inspector of Mines from the Ministry of Natural Resource Operations in British Columbia, Canada and a Surface Mine Reclamation Award co-sponsored by the West Virginia Coal Association and the West Virginia Department of Environmental Protection;

  •
  We successfully accomplished cost reduction targets in the first nine months of 2012, and, in the fourth quarter of 2012, we revised our operating strategy to respond to the challenging price environment;

  •
  We finalized a number of merger integration activities, completed investments in existing operational projects, reconfigured operations to restrict capital spending in both existing operations and new projects, curtailed production at certain mining sites and established a new senior leadership team at the Company's Alabama headquarters;

  •
  We increased our production of metallurgical coal to 11.7 million metric tons (MMTs) in 2012, an increase of 35% from the 8.7 MMTs of metallurgical coal produced in 2011;

  •
  We successfully transitioned two contractor-operated mines to owner-operated mines; and

  •
  We raised approximately $500 million in new financing, improving the Company's debt maturity profile and enhancing its liquidity position.

Guiding Principles

        The Company maintains an executive compensation program for its executive officers, including its named executive officers, which is heavily focused on pay for performance. The design and operation of the program reflects the following objectives:

  •
  Recruiting and retaining highly qualified executive officers;

  •
  Implementing stretch performance targets that lead to value creation; and

  •
  Aligning our executives' interests with our stockholders' interests.

        These objectives are achieved through the following compensation principles:

  •
  Setting compensation levels to reflect competitive market practices determined by appropriate market reference points;

  •
  Linking annual incentive awards to achievement of short-term financial and operational results that align with the Company's long-term strategic objectives;

  •
  Managing the Company for the long-term by aligning executive officer compensation, the majority of which is delivered in long-term equity-based awards, with the long-term interests of the stockholders;

  •
  Tying at-risk compensation made in the form of cash and equity-based awards to the Company's financial, operational and safety performance and total shareholder return; and

  •
  Ensuring that executive officers and members of the Board maintain defined ownership positions in the Company's stock.

Oversight of Compensation Program

        The Compensation Committee has oversight responsibility for the Company's executive compensation programs. The Compensation Committee is responsible for reviewing and approving annually all compensation decisions affecting executive officers of the Company, including our named executive officers.

        The Compensation Committee recognizes the importance of the development and administration of the Company's compensation and benefit programs and in carrying out its primary duties performs the functions described beginning on page 23 of this Proxy Statement.

        The Compensation Committee does not delegate any of its duties. Company management and the independent compensation consultant provide recommendations to the Compensation Committee regarding compensation matters at the request of the Compensation Committee.

Role of Management in Compensation Decisions

        In determining compensation for the executive officers, the Compensation Committee may consult with the Company's executive officers at various times during the year to provide the Compensation Committee with information. The Compensation Committee also performs its own assessment of the individual performance of each executive officer. The Compensation Committee may also request input from the Chief Executive Officer, other members of the Board and the other committees of the Board as part of the Compensation Committee's evaluation of the executive officers and other key Company employees and their achievement of performance objectives. At the Compensation Committee's request, the Chief Executive Officer will review and discuss the performance and compensation of the Company's other named executive officers. Executive officers, including the Chief Executive Officer, are neither consulted about their respective compensation nor present for the discussions or decisions regarding their own compensation. The Compensation Committee may also consider the recommendations of the executive officers regarding total compensation for those key employees reporting to them. The Compensation Committee is assisted in the administration of its decisions by the Company's principal human resources executive officer. Notwithstanding this input, the Compensation Committee retains full discretion to approve the compensation of the Company's executive officers.

Role of Compensation Consultant in Compensation Decisions

        The Compensation Committee relies on the expertise of an independent compensation consultant, which it engages directly to provide market and peer group information to assist the Compensation Committee in developing compensation programs and compensation decisions for the Company's non-employee directors and executive officers. To maintain the independence of the compensation consultant and any advice regarding executive compensation, the Compensation Committee maintains a policy that prevents management from directly engaging the consultant for any projects without the prior approval of the Chairman of the Compensation Committee. The Compensation Committee reviews the types of services provided by the consultant and all fees paid for those services on a regular basis. Pay Governance LLC ("Pay Governance") became the Compensation Committee's compensation consultant in October 2010, replacing the Company's prior compensation consultant, and served in that capacity throughout 2012. Other than the advice provided to the Compensation Committee on executive compensation and the value of equity incentive awards described below and on director compensation described under "Compensation of Directors" above, neither Pay Governance nor any of its affiliates provided additional services to the Company or any of its affiliates in 2012. The Compensation Committee has assessed the independence of Pay Governance pursuant to the SEC's and NYSE's rules and concluded that the work Pay Governance has performed does not raise any conflict of interest.

        The Compensation Committee uses the compensation consultant's access to external market data described below to understand the pay practices of similar companies with respect to their named executive officers. The Compensation Committee uses the data prepared and presented by the outside compensation consultant as a reference point in determining the levels of fixed and incentive based executive compensation. Actual compensation may be higher or lower than the compensation for executives in similar positions at comparable companies based on the performance, skills, experience and specific role of the executive officer in the organization.

        The Compensation Committee's determinations regarding executive compensation awarded in 2012 are described below, and material program changes for 2013 are described under "—Cash Incentive Compensation for 2013" and "—2013 Equity-Based Compensation."

Peer Group Benchmarking

        The compensation consultant provides the Compensation Committee with market information and assists the Compensation Committee in understanding the competitive market for the Company's executive positions. The composition of the peer group is reviewed annually. The compensation consultant assists the Compensation Committee by compiling a list of companies with similar business focus which are likely to compete with the Company for executive talent. The Compensation Committee works with the consultant to ensure that the peer group is of an appropriate size and breadth to provide relevant data on an annual basis so as to mitigate any impact of unanticipated changes in the included companies' structure or compensation programs.

2012 Peer Group

        The Company, with the input of Pay Governance, re-evaluates the Company's direct coal-based and cyclical commodity industry peers, as appropriate, to ensure that the peer scope used to assess the competitiveness of the Company's executive compensation remains appropriate for the Company and its businesses. The reference points used for 2012 compensation decisions included:

  •
  Direct coal-based peers:  coal mining industry peers used by the Company for executive and director compensation benchmarking purposes. This group included the following companies:
    •
    Alliance Resource Partners, L.P.
    •
    Alpha Natural Resources, Inc.
    •
    Arch Coal, Inc.
    •
    Cliffs Natural Resources, Inc.
    •
    Cloud Peak Energy Inc.
    •
    CONSOL Energy Inc.
  •
  James River Coal Company
  •
  Patriot Coal Corporation
  •
  Peabody Energy Corporation
  •
  Penn Virginia Resource Partners, L.P.
  •
  Westmoreland Coal Company
  •
  Cyclical commodity industry peers:  companies similar in size to the Company in a variety of commodity-based, cyclical sectors such as oil and gas, commodity chemicals, steel, etc. (this group includes the direct coal-based peers). This group included the following companies in addition to the companies listed above:
    •
    Adams Resources & Energy Inc.
    •
    Allegheny Technologies Inc.
    •
    Alon USA Energy, Inc.
    •
    Calumet Specialty Products Partners L.P.
    •
    Carpenter Technology Corp.
    •
    Crosstex Energy LP
    •
    CVR Energy, Inc.
    •
    Delek US Holdings Inc.
  •
  Georgia Gulf Corp.
  •
  Green Plains Renewable Energy, Inc.
  •
  Holly Frontier Corporation
  •
  Nustar Energy L.P.
  •
  Southern Copper Corp.
  •
  TPC Group Inc.
  •
  USEC Inc.
  •
  Westlake Chemical Corp.

        Data for each of the direct coal-based peers and cyclical commodity industry peers listed above was collected from proxy statements filed by these companies and the Towers Watson Executive Compensation Database for those peer companies that participated.

•
Other companies:  companies of a similar size to the Company and across industries that represent a broader market for executive talent drawn from the Towers Watson Executive Compensation Database. These other companies were reviewed and considered solely in order to obtain a general understanding of current compensation practices.

Compensation Data

        Compensation data for each element of executive officer compensation is prepared for and reviewed by the Compensation Committee on an annual basis and may be used at the time of promotion or other significant changes in responsibilities and in connection with special awards. The compensation data affixes dollar amounts to all components of executive officer compensation, including base salary, incentive pay, deferred compensation, equity-based compensation and other potential compensation elements, such as potential change in control severance payments. The Compensation Committee reviews the compensation data against the survey data provided by Pay Governance and, when determining compensation, may consider other factors, including the executive's experience, tenure, individual performance, business impact, affordability and potential retention concerns.

Say-on-Pay and Say-on-Frequency Results

        The Compensation Committee considered the result of the 2012 advisory, non-binding say-on-pay vote in connection with the discharge of its responsibilities. Because a substantial majority of our stockholders (92.1% of the votes cast) approved the compensation programs described in our proxy statement for the 2012 Annual Meeting, the Compensation Committee decided not to implement any significant changes to our compensation programs except to further align pay for performance by approving performance-related equity-based awards described below under "2013 Equity-Based Compensation."

        In light of the voting results with respect to the frequency of stockholder votes on executive compensation at the 2011 Annual Meeting, the Board decided that the Company will hold an advisory vote on the compensation of named executive officers at each annual meeting of stockholders until the next required vote on the frequency of stockholder votes on executive compensation. As the Dodd-Frank Act requires that such stockholder votes on frequency be held at least once every six years, we currently expect the next stockholder vote on frequency to occur at the Company's 2017 Annual Meeting.

Compensation Elements

        The Company's executive compensation programs are structured to align the interests of stockholders and the interests of management, while appropriately meeting the needs of the Company in operating its businesses. The Company's compensation design objectives include elements such as base compensation intended to attract and retain qualified executives, as well as incentive-based ("at-risk") compensation designed to motivate, align and reward our executive officers responsible for the success of the Company. The majority of our overall compensation is variable at-risk pay, with long-term incentives making up the largest portion of this component. The Compensation Committee reviews and approves the following compensation elements for the Company's executive officers:

Base Compensation

Salary	Cash payments that provide a fixed level of cash compensation that take into account job responsibilities, experience level and competitive market data
Other Compensation

Programs that encompass health and welfare benefits and retirement benefits such as defined benefit plans and defined contribution plans, substantially similar to the basic level of benefits offered by companies in our industry and lines of business, as well as limited perquisites

At-Risk Compensation
Cash Incentives

Performance-based annual incentive opportunity that rewards current-year performance for achievement of annual financial, operational and safety goals, as well as the achievement of specific individual goals

Equity-based Compensation

Equity-based compensation that rewards for the achievement of long-term accomplishments and promotes employment retention and that is in the form of non-qualified stock options and restricted stock units that vest either over a period of years or at the end of a specified period

Beginning with annual equity-based awards granted in 2013, a portion of the equity-based compensation will be granted in the form of restricted stock units that vest based on the Company's actual total shareholder return, or TSR, compared to the TSR of companies in the S&P 500 Index, and all of the equity-based awards will include special vesting provisions in connection with a termination due to retirement and confidentiality, non-solicitation and non-disparagement covenants as described below under "2013 Equity-Based Compensation."

Base Compensation

Salary

        The Company has historically maintained specific salary grade levels and corresponding pay ranges for every salaried position in the Company. The Compensation Committee generally aims to set the midpoint of each element of executive officer compensation within a salary grade, as well as overall compensation for each salary grade, at approximately the 50th percentile relative to our peer group companies. The Compensation Committee reviews and approves the base salary of each executive officer on an annual basis, as well as at the time of promotion or other change in responsibilities. In determining base salary for each executive, the Compensation Committee makes reference to the 50th percentile of our multiple market reference points but also considers the executive's responsibilities associated with his or her position, individual contribution and performance, position within the salary range, retention, experience and the Company's overall performance. Annual salary reviews of the Company's executive officers, including the named executive officers, generally occur in the beginning of the year at the time of the first regular meeting of the Compensation Committee, and any adjustments take effect on March 1 each year.

        Actual salaries earned by and paid to our named executive officers in 2012 are reflected in the Salary column of the "Summary Compensation Table" on page 48. The following table reflects our named executive officers' base salaries as of (1) either January 1, 2012 or, if later, the date that they were first employed by the Company and (2) December 31, 2012.

Named Executive Officer	2012 Beginning Base Salary ($)	2012 Ending Base Salary ($)
Walter J. Scheller, III	750,000	800,000
William G. Harvey(1)	435,000	435,000
Michael T. Madden	375,000	388,125
Charles C. Stewart	330,000	373,860
Earl H. Doppelt(1)	400,000	400,000
Robert P. Kerley(2)	232,875	242,190

(1)
Messrs. Harvey and Doppelt joined the Company on July 9, 2012 and January 3, 2012, respectively, and accordingly, their respective base salaries were not increased in 2012.

(2)
Mr. Kerley served as the Company's interim Principal Financial Officer from July 1, 2011 until July 9, 2012 when Mr. Harvey joined the Company as its Senior Vice President and Chief Financial Officer. Mr. Kerley's 2012 Beginning Base Salary excludes supplemental pay of $7,500 per month received from January 1, 2012 through July 8, 2012 for serving as interim Principal Financial Officer, totaling $46,705 in supplemental payments during 2012.

        Messrs. Scheller, Madden, Stewart and Kerley each received an increase in their base salaries, effective in March 2012 in connection with the Company's annual review and merit increases and in an amount based on a percentage of the respective executive's base salary then in effect. The Compensation Committee determined to provide increases for Messrs. Scheller, Madden and Kerley commensurate with their roles and responsibilities at the Company and provided Mr. Stewart a greater increase due to his expanded responsibilities in 2012 and the elimination of his auto allowance.

At-Risk Compensation

Cash Incentive Compensation

        Annual incentive compensation provides executive officers, including our named executive officers and other key employees, the opportunity to earn cash upon the achievement of specific, pre-established, measurable financial, operational and safety objectives, as well as individual goals. The Compensation Committee believes that annual cash incentives motivate and provide focus on the achievement of short-term financial, strategic and individual performance goals, which ultimately lead to favorable long-term operating results and contribute to the overall value of the Company. Annual incentive compensation is awarded to certain of our executives, including our named executive officers under the Company's Executive Incentive Plan, as amended (the "EI Plan"). The EI Plan is designed to comply with the "qualified performance-based compensation" requirements of Section 162(m) of the Internal Revenue Code and accordingly contains a formula that was approved by our stockholders in 2006 and is used to determine the maximum amount of annual bonus awards that could be paid to certain of our named executive officers and be fully tax-deductible. The EI Plan establishes an annual award pool of 3% of the Company's operating income for the relevant plan year. Under the EI Plan, the Compensation Committee sets the potential maximum award for the participating named executive officers as a percentage of the aggregate pool on an annual basis. The Compensation Committee has discretion under the EI Plan to decrease but not increase the size of the award pool and the maximum award to any participant. For 2012, the Compensation Committee allocated the award pool to participating executives to establish a maximum incentive award for each executive, not to exceed 50% of the award pool for any individual and with the sum of the awards not to exceed 100% of the award pool for that year. The bonus pool determined under the EI Plan is not an expectation of the amount of bonuses that will actually be paid. Rather, the bonus pool and the maximum individual allocations established thereunder represent the maximum amount of bonus awards that the Compensation Committee may approve as "qualified performance-based compensation" for tax purposes pursuant to Section 162(m) of the Internal Revenue Code.

        As a result of our 2012 operations, which resulted in $100.4 million of operating income adjusted for goodwill impairment and asset impairment and restructuring charges (a reconciliation of which is included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012), the bonus pool under the EI Plan was $2.86 million. Because the amount of our operating earnings generated a larger bonus pool than was necessary for awarding bonuses consistent with the Compensation Committee's objectives, the Compensation Committee, as it has done in prior years, exercised its discretion to award less than the maximum amount that could have been awarded under the EI Plan as "qualified performance-based compensation." As discussed below, the Compensation Committee awarded a total of $1.55 million under the EI Plan to the named executive officers for the 2012 performance period.

        Each of the named executive officers was eligible to participate in the EI Plan award pool for 2012. Under the terms of the EI Plan, the participant must be employed with the Company at the time the payment is made in order to be eligible to receive the award. In addition, participation in the Employee Stock Purchase Plan is required to receive an award under the Company's annual cash incentive plans. The 2012 award pool applicable to the named executive officers was allocated as follows:

Eligible Named Executive Officer	Percentage of Award Pool
Walter J. Scheller, III	20.0%
William G. Harvey	15.0%
Michael T. Madden	10.0%
Charles C. Stewart	10.0%
Earl H. Doppelt	10.0%
Robert P. Kerley	7.5%

        Each year we implement an annual bonus program under the EI Plan (the "Annual EI Plan"). The executive officers and key employees not covered by the EI Plan award pool are eligible to receive cash awards based on the achievement of pre-established measurable financial, operational and safety goals and individual objectives, as applicable, under the Annual EI Plan. For 2012, the Compensation Committee established the eligibility for cash awards based on the Company's overall operational performance as well as individual goals.

        The Annual EI Plan design for 2012 established minimum, target and maximum metrics used to measure performance of the Company's business units. The cap on maximum payouts is one of the practices and procedures the Company uses to discourage unnecessary and excessive risk taking. Each Annual EI Plan participant, including the named executive officers, had a designated target incentive opportunity, expressed as a percentage of base salary approved by the Compensation Committee. Target incentive opportunities were established in the first quarter of 2012 and benchmarked against market data provided to the Compensation Committee by Pay Governance. Annual incentive opportunities were targeted at approximately the 50th percentile relative to the peer group of companies. Actual payouts under the Annual EI Plan may increase or decrease from the target incentive opportunity, subject to the terms of the EI Plan, depending on actual performance as compared to the performance measures. Payouts under the Annual EI Plan can range from zero to two times the target award opportunity.

        In early 2012, the Compensation Committee established the 2012 Annual EI Plan financial, operational and safety measures, as well as the performance ranges for the Company on a consolidated basis and for its individual business units. For 2012, the Annual EI Plan award for our named executive officers was measured by the following performance measures:

Performance Measures	Percentage of Target Award Opportunity
Financial Measure—Consolidated Net Income	20%
Production Measures
Production Tons	20%
Cost per Ton	20%
Safety Measures	20%
Individual Performance Measures	20%

Total	100%

        Corporate employee payouts, which included those for our named executive officers, were based on (1) the Company's consolidated net income, (2) the sum of the metric tons produced by each individual business unit, (3) the combined weighted average of each individual business unit's cost per ton and (4) the combined weighted average of each individual business unit's safety rates.

        A safety measure was used to incentivize our operational units to maintain an accident-free work environment and to ensure that the Company continued to make progress in achieving that goal. These goals were based on the historical safety performance record of each business unit with the objective of promoting continuous improvements in those areas.

        An individual performance measure was added under the Annual EI Plan for 2012 to encourage and incentivize individual efforts toward the Company's business objectives.

        The amount of a participant's potential 2012 Annual EI Plan award was calculated as follows:

        The performance measures for the named executive officers participating in the 2012 Annual EI Plan were as follows:

		Annual EI Plan Goals
Performance Measures	Weighting	Minimum	Target	Maximum
Financial Measure(1)
Consolidated Net Income (in millions)	20.00%	$226.90	$269.00	$311.00
Production Measures(1)
Production Tons (metric tons)	20.00%	(3)	(3)	(3)
Cost per Ton	20.00%	(3)	(3)	(3)
Safety Measures(1)
Reportable Rates	20.00%	5.34	4.86	4.13
Individual Performance Measures(2)	20.00%
Total	100.00%		100.00%

(1)
To the extent that actual performance meets or surpasses the minimum performance threshold (90% of the performance target) corresponding to a specified performance measure, but fails to meet the target performance threshold (100% of the performance target) corresponding to such performance measure, the participant receives a pro-rata portion from 50% up to 100% of the target payout award that relates to such performance measure, based on interpolation between the points. To the extent that actual performance meets or surpasses the target performance threshold corresponding to a specified performance measure, but fails to meet the maximum performance threshold (115% of the performance target) corresponding to such performance measure, the participant receives a pro-rata portion from 100% up to 200% of the target payout award that relates to such performance measure, based on interpolation between the points. To the extent that actual performance meets or surpasses the maximum performance threshold corresponding to a specified performance measure, the participant receives 200% of the target payout award that relates to such performance measure. Failure to meet the minimum performance threshold corresponding to a specified performance measure results in the participant not receiving any portion of the payout award related to such performance measure.

(2)
Each Annual EI Plan participant was given individual performance objectives based on the participant's position, role and responsibilities within the organization.

(3)
Performance goals under the production measures were based on the sum of the metric tons produced by each individual business unit and the combined weighted average of each individual business unit's cost per ton. The Compensation Committee set the production measures at a target that was reasonably difficult to achieve given the business environment at the time the target was established.

        In February 2013, the Compensation Committee reviewed the Company's actual results for 2012 with respect to achievement of the performance goals. Actual results as a percentage of achievement were as follows:

Performance Measures	Target % of Weighting	% Weighting Based on Actual Achievement
Financial Measure—Consolidated Net Income	20.00%	0%
Production Measures
Production Tons	20.00%	0%
Cost Per Ton	20.00%	0%
Safety Measures—Reportable Rates	20.00%	40%
Individual Performance Measures	20.00%	20%

Total	100.00%	60%

        As a result of the foregoing qualitative and quantitative factors, the Compensation Committee approved the following 2012 payout amounts for the following named executive officers under the annual cash incentive plans:

Name	Target Payout as % of Salary	Minimum Award ($)	Target Award ($)	Maximum Award ($)	Actual Award ($)
Walter J. Scheller, III	100%	0	800,000	1,600,000	480,000
William G. Harvey(1)	80%	0	166,192	332,384	115,000
Michael T. Madden	70%	0	271,688	543,375	150,000
Charles C. Stewart	65%	0	243,009	486,018	145,000
Earl H. Doppelt	90%	0	360,000	720,000	225,000
Robert P. Kerley	35%	0	84,767	169,533	65,000

(1)
Mr. Harvey's target award amount under the Annual EI Plan was pro-rated based on the percentage of the fiscal year that had elapsed from his July 9, 2012 commencement with the Company to year end and based on his base salary actually earned in 2012 from July 9, 2012 through year end.

Cash Incentive Compensation for 2013

        The performance metrics for the 2013 Annual EI Plan include a financial goal based on consolidated EBITDA composing 20% of the award opportunity, production ton goals composing 20% of the award opportunity, cost per ton goals composing 20% of the award opportunity, safety goals composing 20% of the award opportunity and individual goals composing 20% of the award opportunity. Awards payouts may range from zero for below threshold performance to 50% of the target award for threshold performance to 100% of the target award for performance at target to 200% of the target award for maximum performance. In addition, for any amount to be payable under the Annual EI Plan in 2013, the Company must achieve a threshold EBITDA. If the Company reaches the threshold EBITDA, the amounts payable under the Annual EI Plan will be based on the level of achievement of each separate performance metric goal.

Equity-Based Compensation

        Long-term equity-based incentive compensation is awarded under the 2002 Award Plan and provides an opportunity for executive officers, including our named executive officers, and other key employees to increase their ownership interest in the Company through grants of equity-based awards. The equity awards are either non-qualified stock options or restricted stock units. The purpose of the 2002 Award Plan is to provide equity as a component of executive compensation to assure external competitiveness of total compensation, to motivate executive officers and key employees to focus on long-term Company performance, to align executive compensation with stockholder interests and to retain the services of the executives during the vesting period since, in most circumstances, the awards will be forfeited if the executive leaves the employ of the Company before the award vests.

        Under the 2002 Award Plan, grants are made by the Compensation Committee based on recommendations of the executive officers with respect to those executives and key employees reporting to them and the market data provided by the Compensation Committee's outside compensation consultant. In determining the amounts of awards, the Compensation Committee considers the respective responsibilities of each individual, external equity-based compensation survey data provided by its compensation consultant, peer group comparisons, the strategic and operational goals, the performance of each executive officer and the terms of any individual employment agreement. Awards to the executive officers are determined individually by the Compensation Committee and, in addition to the items described above, are based upon the Compensation Committee's assessment of the contributions by those officers to the Company's long-term performance. While the recommendations for other executive officers are based on the individuals to whom they report, the Chief Executive Officer's grant is determined solely by the Compensation Committee.

        The Compensation Committee reviews and may approve equity-based compensation for each executive officer on an annual basis, as well as at the time of commencement of employment, promotion or other change in responsibilities and in connection with special awards. The Company's annual long-term equity awards are usually granted at a fixed time each year, generally at the time of the first regular meeting of the Compensation Committee in the year. Equity awards are made based on an economic value derived from a multiple of the executive officer's base salary and then is translated into awards for a number of shares.

        Consistent with prior years, in making the 2012 equity-based compensation awards, the Compensation Committee targeted a value mix of one-half non-qualified stock options and one-half restricted stock units, in each case, for the reasons described below. In determining the actual number of stock options and restricted stock units to be granted, the Compensation Committee relies upon the economic value of each equity award, as calculated by the compensation consultant. This economic value is based on the Black-Scholes methodology and depends, in part, on the vesting schedule, stock price, historical stock volatility and estimated life of the award.

Non-Qualified Stock Options

        Non-qualified stock options are inherently performance-based and align the interests of the executive officers with the stockholders because the exercise price is granted at the fair market value of the Common Stock on the grant date, and the option has value only if the stock price of the Common Stock appreciates over time. The exercise price of the option is determined by using the average of the high and low prices of the Common Stock as traded on the NYSE on the date of the grant. The Company believes that this methodology is more representative of the fair market value than the closing market price. The Company has consistently used this methodology for over 18 years.

Restricted Stock Units

        In order to align the Company's practices with the market, maximize retention, motivate executive officers and build stock ownership in the Company, restricted stock units are awarded to the Company's executive officers, including the named executive officers, as annual grants, as well as at other times when the Compensation Committee determines that additional long-term equity awards will further incentivize achievement of financial and operational results aligned with the Company's objectives, in recognition of specified performance or where there has been a promotion or significant change in the executive officer's responsibilities.

2012 Equity Awards

        As part of the annual merit review, in February 2012 the Compensation Committee awarded restricted stock units and non-qualified stock options to Messrs. Scheller, Madden, Stewart and Kerley. Messrs. Harvey and Doppelt each received equity grants at the time of their commencement of employment with the Company on July 9, 2012 and January 3, 2012, respectively, as provided under each of their employment agreements. In addition, in connection with the commencement of his employment Mr. Doppelt received a one-time equity grant valued at $300,000.

        The following table reflects the economic value of all long-term equity awards made in 2012 to our named executive officers.

Named Executive Officer	2012 Annual Award (Economic Value) ($)	Special Award (Economic Value) ($)	Total Long-Term Equity Awards (Economic Value) ($)
Walter J. Scheller, III	1,125,000	—	1,125,000
William G. Harvey	225,000	—	225,000
Michael T. Madden	337,500	—	337,500
Charles C. Stewart	297,000	—	297,000
Earl H. Doppelt	320,000	300,000	620,000
Robert P. Kerley	128,081	—	128,081

        Information related to the stock options and restricted stock units awarded to the named executive officers in 2012 can be found in the "Grants of Plan-Based Awards" table on page 50.

2013 Equity-Based Compensation

        The long-term incentive mix for 2013 as it relates to executive officers has been changed from 2012 to provide for a more shareholder-aligned long-term equity incentive mix comprised of one-third non-qualified stock options, one-third time-vesting restricted stock units and one-third performance-based vesting restricted stock units, plus a one-time additional transition award of performance-based vesting restricted stock units with a target value of one-third of the target equity value of the annual equity award. The Compensation Committee determined that this would further align the executives' interests with that of the stockholders and with the Company's performance.

        Performance-based vesting restricted stock units are awards under which executive officers receive a target number of units at the beginning of the applicable two year or three year performance period. The actual number of shares of Common Stock earned, if any, at the end of the applicable performance period is determined based on the Company's actual total shareholder return, or TSR, compared to the TSR of companies in the S&P 500 Index, subject generally to the participant's continued employment through the applicable vesting date.

        TSR reflects the combined impact of changes in stock price plus dividends reinvested over the performance period. These grants are at risk because total shares distributed at the end of the applicable performance period may vary from zero to the program maximum of 200% of target and are subject to potential risk of forfeiture. Payouts will be capped at (1) 100% if the Company's TSR for the performance period is negative and the decline does not exceed 25% during the performance period or (2) 50% if the Company's TSR for the performance period is negative and the decline exceeds 25% during the performance period. Accordingly, even if the Company's TSR compared to the TSR of companies in the S&P 500 Index would result in executive officers' earning 100% or more of the target number of units, the actual number of shares earned will be subject to the foregoing cap. Using TSR as the performance metric for the payout of restricted stock further aligns the executive officers' interest with the shareholders'.

        In addition, beginning with annual equity awards granted in 2013, such awards will (A) continue to vest following a termination of the participant's employment due to retirement (as defined in the equity award agreement) as if the participant had remained employed through each applicable vesting date subject to the participant entering into a release of claims on or prior to the 60th day following the termination date and complying with the applicable restrictive covenants, and (B) include covenants not to (1) disclose confidential information about the Company; (2) solicit the Company's customers or employees; or (3) disparage the Company.

Other Compensation

Retirement Benefits

Defined Benefit Plans

  Pension Plan

        The Pension Plan for Salaried Employees of Walter Energy, Inc., its Subsidiaries, Divisions and Affiliates (the "Pension Plan") is a tax-qualified defined benefit pension plan for salaried employees of the Company and its participating subsidiaries based in the United States. Benefits are based upon years of service and the highest average annual eligible compensation, including overtime pay, incentive compensation and specified other forms of compensation reportable as wages taxable for Federal income tax purposes, for the five highest consecutive years of earnings within the final ten years of employment by the participant. The plan is integrated with social security. Normal retirement under the Pension Plan is age 65, provided the participant has at least five years of service. Early retirement benefits are available under the Pension Plan at age 50, provided the participant has at least ten years of service. Enhanced early retirement benefit payments are available under the Pension Plan upon the attainment of 80 points, a combination of age and years of service.

  Supplemental Pension Plan

        Executive officers whose contributions under the Pension Plan have been limited by the statutory provisions of the Internal Revenue Code participate in the Company's Supplemental Pension Plan (the "Supplemental Pension Plan"). The Supplemental Pension Plan allows the Company to provide the same benefit value to impacted employees as other participating employees. The Supplemental Pension Plan is an unfunded plan. The Company pays the present value of vested benefits in a single lump sum payment on the first day of the second month following the first to occur of, to the extent applicable: (1) a termination of employment, (2) a "change in control" (as defined in the Supplemental Pension Plan) of the Company, if the participant has an employment agreement that provides for a "change in control" benefit under the plan or (3) the participant's death.

        Messrs. Madden and Stewart participated in the Pension Plan and the Supplemental Pension Plan in 2012. Information related to their participation in the Pension Plan and Supplemental Pension Plan is reflected in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column of the "Summary Compensation Table" on page 48 and in the "Pension Benefits" table on page 55.

Defined Contribution Plans

  Retirement Savings Plan

        The Retirement Savings Plan ("Savings Plan") is a tax-qualified 401(k) plan with a profit sharing feature. The Savings Plan provides retirement benefits for non-union employees of the Company and participating subsidiaries who are based in the United States and do not participate in the Pension Plan. Participating employees can contribute a portion of their eligible salary on a pre-tax basis up to a maximum amount as set by the Internal Revenue Code. For 2012, the maximum pre-tax contribution by an employee into the Savings Plan was $17,000, except for specified catch-up contributions permitted by participants who are age 50 or older. The Company matches dollar for dollar up to the first 4% of an employee's eligible pay contributed on a pre-tax basis. The Company also makes a discretionary contribution at the end of each calendar year. The discretionary contribution is a percentage of eligible base pay. In 2012, consistent with prior years, the Company made a 6% discretionary contribution to participants' accounts. Vesting of discretionary contributions to the Savings Plan occurs in annual installments over the employee's initial five years of service. Vested amounts contributed by the Company in the Savings Plan for the benefit of the employee, plus earnings, become payable upon termination of employment, death, disability or retirement.

  Supplemental Retirement Plan

        Executive officers whose contribution under the Savings Plan has been limited by the statutory provisions of the Internal Revenue Code participate in the Supplemental Retirement Plan portion of the Company's Executive Deferred Compensation and Supplemental Retirement Plan (the "Supplemental Retirement Plan"). The Supplemental Retirement Plan allows the Company to provide the same contribution to impacted employees as other participating employees. At the time the employee commences participation in the Supplemental Retirement Plan the employee may elect to receive payments upon termination of employment in a lump sum or in equal annual installments over a period of five, ten or 15 years. Participants are always fully vested in their accounts under this portion of the plan. Accrued amounts are payable in a lump sum. The contributed benefit amount is also payable to the participating employee upon a change in control of the Company. In the event of a change in control of the Company, the benefit will be paid in a lump sum regardless of any prior election to receive installment payments.

        Messrs. Scheller, Harvey, Doppelt and Kerley participated in the Savings Plan in 2012. Messrs. Scheller and Kerley participated in the Supplemental Retirement Plan in 2012.

        The Company's contributions to the retirement plans can be found in the All Other Compensation column and footnote 7 of the "Summary Compensation Table" on pages 48 and 49, respectively. Supplemental Retirement Plan information is reflected in the "Nonqualified Deferred Compensation" table on page 56.

  401(k) Plan

        Subsidiaries that participate in the Pension Plan and do not participate in the Savings Plan, participate in a separate 401(k) plan (the "401(k) Plan"). Participating employees can contribute a portion of their eligible salary on a pre-tax basis. Effective January 1, 2010, the participating employers added a matching component to the plan of $0.50 per $1.00 up to the first 6% of eligible pay contributed to the plan by the employee on a pre-tax basis. Matching contributions by the subsidiary employer vest in equal annual installments over the employee's initial five years of service. Amounts contributed by the subsidiary employer in the 401(k) Plan for the benefit of the employee, plus earnings, become payable upon termination of employment, death, disability and retirement.

        Messrs. Madden and Stewart participated in the 401(k) Plan in 2012. The Company's contributions to the 401(k) Plan for 2012 can be found in the All Other Compensation column and footnote 7 of the "Summary Compensation Table" on pages 48 and 49, respectively.

Deferred Compensation

        The Executive Deferred Compensation Plan portion of the Company's Executive Deferred Compensation and Supplemental Retirement Plan (the "Deferred Compensation Plan") provides executive officers and other key employees who contribute substantially to the success of the Company the opportunity to defer the receipt of specified compensation. A participant may defer up to 100% of base salary and 100% of any cash incentive or bonus amounts. The principal benefit to executive officers who participate in the Deferred Compensation Plan is that taxes are deferred until the amounts are withdrawn so that savings accumulate on a pre-tax basis. At the time the employee begins participation in the Deferred Compensation Plan the employee may elect to receive payments upon termination of employment in a lump sum or in equal installments. Accrued amounts are payable in a lump sum. The deferred amounts are also payable to the participating employee upon a change in control of the Company. In the event the participant is entitled to a benefit under the Deferred Compensation Plan as a result of a change in control of the Company, the benefit will be paid in a lump sum regardless of any prior election to receive installment payments. The Deferred Compensation Plan is an unfunded and unsecured liability of the Company, and benefits will be paid from the Company's general assets. Accordingly, participants are general unsecured creditors of the Company with respect to the benefits.

        In 2012, none of our named executive officers participated in the Deferred Compensation Plan.

Employee Stock Purchase Plan

        The Company's Amended and Restated Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") is a non-qualified stock purchase plan that enables all employees of the Company and its subsidiaries to purchase Common Stock through regular payroll deductions. Deductions can be made in even dollar amounts or as a percentage of base salary. Participation requires a minimum monthly deduction of $10.00 and cannot exceed 10% of monthly base salary. The Company contributes an additional amount equal to 15% of the employee's payroll contribution. Upon completion of five continuous years of participation in the program, the Company match to the employee contribution automatically increases to 20%.

        All of our named executive officers participated in the Employee Stock Purchase Plan in 2012, and the Company's contributions made under this plan can be found in the All Other Compensation column and footnote 7 of the "Summary Compensation Table" on pages 48 and 49, respectively.

Perquisites and Other Personal Benefits

        The Company provides perquisites to the named executive officers that it believes are reasonable and consistent with its overall compensation program. The Compensation Committee periodically reviews the level of perquisites provided to the named executive officers. It is the Company's general policy and practice not to reimburse executives for income taxes related to executive perquisites. In 2012, the Company provided limited reimbursement to Messrs. Scheller, Harvey, Doppelt and Kerley (as well as all other similarly situated relocated employees) for taxes incurred in connection with specified relocation and temporary housing expenses. Perquisites provided to the named executive officers in 2012 are as set forth in the All Other Compensation column and footnote 7 of the "Summary Compensation Table" on pages 48 and 49, respectively.

Health and Welfare Benefits

        The Company offers group medical, dental, vision, group life insurance and disability coverage in a flexible benefits package to all active employees of the Company and its subsidiaries, including the named executive officers. Every employee based in the United States is provided life insurance and accidental death coverage up to two times his or her base salary at no charge to the employee. For an additional charge, the employee may obtain coverage of up to four times the employee's base salary. The Company provides long-term disability coverage up to $10,000 per month for a limited period of time depending on the circumstances.

        Named executive officers based in Canada are provided life insurance and accidental death coverage up to two times his or her base salary at no charge to the employee, long term disability coverage and/or dental coverage. For an additional charge, the employee may obtain additional coverage of up to $500,000.

Employment and Change in Control Severance Arrangements

        The Company has entered into an employment agreement with each of the named executive officers. The employment agreements contain provisions for severance payments and benefits as an inducement to recruitment or retention, as applicable. The Company believes that the severance payments and benefits payable under the applicable agreements are consistent with industry practice. In addition, the Company has change in control severance agreements with each of its named executive officers. The Company believes that the payments and benefits payable under the change in control severance agreements allow the executive officers to evaluate a potential transaction impartially without regard to self interest. See the section entitled "Employment and Change in Control Severance Arrangements" beginning on page 56 for a complete discussion of the arrangements with the named executive officers.

Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code limits the tax deductibility of compensation paid to specified executive officers in excess of $1 million in any year. However, performance-based compensation that has been approved by stockholders is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals. Performance-based compensation such as annual cash incentive compensation and stock option awards can meet these requirements, and as such can be deductible by the Company when they are paid to the executive officer. It is the intent of the Compensation Committee to maximize the extent of tax deductibility of executive compensation under the provisions of Section 162(m) of the Internal Revenue Code so long as doing so is compatible with its determinations as to the most appropriate methods and approaches for the design and delivery of compensation.

        In 2006, the Compensation Committee adopted and the stockholders approved the EI Plan. Under the terms of the EI Plan, the maximum annual cash incentive that may be awarded to all executive officers participating in the EI Plan is 3% of the Company's operating income. The maximum cash payment that may be made to any single executive officer under the EI Plan may not exceed 50% of the award pool. The Compensation Committee is responsible for determining those executive officers who may participate in the EI Plan and the nature and amount of each award. The Compensation Committee has discretion under the EI Plan to decrease the size of the award pool or make no award. In 2012, each named executive officer was eligible to participate in the EI Plan award pool.

Other Compensation Policies

Equity Stock Ownership Policy

        Management and the Board believe that the Company's executive officers should have a meaningful equity interest in the Company. In 2009, the Company adopted a stock ownership policy with respect to the executive officers' ownership of Company stock. The Company's Chief Executive Officer is expected to own Common Stock having a value equal to five times his base salary. Other executive officers are expected to own Common Stock having a value equal to a specific multiple of 1.5 to 3 times their base salary. Prior to attaining the target ownership level, an executive must continue to own 50% of any award obtained through Company programs that vests (net of shares surrendered to satisfy tax obligations). Each share of Common Stock owned by the executive is deemed to have a value equal to the greater of (1) the trading price of our Common Stock as of the date the applicable share was acquired or (2) the trading price of our Common Stock as of the measurement date. Shares of unvested restricted stock units are counted towards meeting these requirements. All executive officers are expected to meet these ownership levels by the later of (1) February 27, 2014 and (2) the fifth anniversary of the assumption of their executive positions with the Company.

        Additional information regarding the beneficial stock ownership of the named executive officers can be found in the "Ownership of Directors and Executive Officers" table on page 68.

Compensation Recovery Policy

        In 2009, the Compensation Committee adopted a claw-back policy that provides that the Company will, to the extent permitted by law, obtain reimbursement of any cash-incentive, equity compensation or severance plan disbursement where the payment was predicated upon the achievement of financial results that are subsequently the subject of restatement as a consequence of errors, omissions, fraud or misconduct. This claw-back policy as reflected in the 2002 Award Plan was ratified by the approval of our stockholders to the amendments to such plan at our 2009 Annual Meeting and only applies to awards granted under the 2002 Award Plan on or after April 23, 2009. This policy is also reflected in the EI Plan and in agreements between the Company and each of the named executive officers.

        Errors, omissions, fraud or misconduct may include (but are not limited to) circumstances where the Company has been required to prepare an accounting restatement due to material noncompliance with any financial reporting requirements, as enforced by the SEC, and the Compensation Committee has determined in its sole discretion that the participant knew of the material noncompliance or circumstances that gave rise to such noncompliance and failed to take reasonable steps to bring such noncompliance to the attention of the appropriate individuals within the Company, or personally or knowingly engaged in practices which materially contributed to the circumstances that enabled the material noncompliance to occur.

SUMMARY COMPENSATION TABLE

        The following table provides summary information concerning compensation earned or accrued by or paid to our named executive officers for the years ended December 31, 2012, 2011 and 2010.

Summary Compensation Table

Name and Principal Position(1)	Year	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)
Named Executive Officers Serving at Fiscal Year End
Walter J. Scheller, III(8)	2012	791,667	—	622,720	561,338	480,000	—	159,327	2,615,052
Chief Executive Officer	2011	527,686	—	1,778,034	1,263,318	250,000	—	56,372	3,875,410
	2010	215,152	—	276,856	241,864	254,500	—	16,672	1,005,044
William G. Harvey	2012	207,740	—	124,560	115,521	115,000	—	34,866	597,687
Senior Vice President and Chief Financial Officer
Michael T. Madden	2012	385,937	—	186,816	168,394	150,000	252,976	31,467	1,175,590
Senior Vice President and	2011	361,250	—	1,419,847	150,767	90,872	203,502	31,209	2,257,447
Chief Commercial Officer	2010	309,030	—	158,855	135,248	318,900	137,931	8,661	1,068,625
Charles C. Stewart	2012	365,076	—	164,367	148,182	145,000	449,335	25,349	1,297,309
Senior Vice President—	2011	328,302	—	895,005	142,126	168,168	371,147	39,141	1,788,064
Project Development	2010	318,262	—	125,280	106,713	321,991	500,949	25,530	1,398,725
Earl H. Doppelt	2012	397,180	35,000	352,154	311,489	225,000	—	29,599	1,350,422
Senior Vice President, General Counsel and Secretary
Named Executive Officer Not Serving as an Executive Officer at Fiscal Year End
Robert P. Kerley	2012	287,342	—	70,861	63,889	65,000	—	74,940	562,032
Vice President, Corporate Controller and Chief Accounting Officer and Former Interim Principal Financial Officer	2011	276,562	—	326,400	59,178	100,000	—	51,510	813,650

(1)
Our named executive officers include each person who served as the principal executive officer or the principal financial officer during 2012 and the three most highly compensated other executive officers serving as executive officers on December 31, 2012. Compensation is reflected for each of the last three years in which such employee was a named executive officer.

Mr. Kerley was appointed as Vice President and Corporate Controller on April 20, 2011 and Chief Accounting Officer and interim Principal Financial Officer, effective July 1, 2011. Mr. Kerley served as the Company's interim Principal Financial Officer from July 1, 2011 until July 9, 2012 when Mr. Harvey joined the Company as its Senior Vice President and Chief Financial Officer. Mr. Kerley continues to serve as the Company's Vice President, Corporate Controller and Chief Accounting Officer. The amounts reflected for Mr. Kerley for 2012 in the Summary Compensation Table above include all compensation earned by him during 2012.

(2)
The amount reflected in the Salary column for Mr. Kerley includes supplemental pay of $7,500 per month for the period from July 1, 2011 through July 8, 2012 for serving as interim Principal Financial Officer, totaling $46,705 in supplemental payments during 2012.

(3)
The amount in the Bonus column for Mr. Doppelt represents a one-time payment made to Mr. Doppelt in connection with the commencement of his employment.

(4)
The value of stock and option awards in these columns represents the grant date fair values of the equity awards granted in 2012 computed in accordance with Accounting Standards Codification Topic 718. Assumptions used in the calculation of these amounts are set forth in Note 7 to the Company's Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

  Dividends are not paid or accrued on unvested restricted stock units or on unexercised stock options.

(5)
These amounts reflect cash incentive awards earned by our named executive officers under the EI Plan. The awards are based on pre-established, performance-based targets, the outcome of which is uncertain at the time the targets are established, and, therefore, are reportable as "Non-Equity Incentive Plan Compensation" rather than as "Bonus." Employees who separate from the Company prior to the date of payment under these plans generally do not qualify for any awards. For a description of the cash incentive plans, see the discussion of "Cash Incentive Compensation" beginning on page 37.

(6)
Messrs. Madden and Stewart participate in the Pension Plan and the Supplemental Pension Plan. The amount shown for each year presented in this column reflects the aggregate change in the actuarial present value of the accumulated benefit for his account under the Pension Plan and the Supplemental Pension Plan from January 1 through December 31. The Company does not provide any of its executives with any above-market or preferential earnings on nonqualified deferred compensation.

(7)
All Other Compensation for 2012 for each named executive officer includes the following:

Name	Insurance Costs ($)(a)	Company Contributions to Employee Stock Purchase Plan ($)	Company Contributions to Defined Contribution Plans ($)(b)	Perquisites ($)(c)	Tax Gross-Up ($)(d)	Total ($)
Walter J. Scheller, III	19,119	1,188	79,167	53,001	6,852	159,327
William G. Harvey	18,588	2,447	7,250	4,265	2,316	34,866
Michael T. Madden	18,547	3,859	8,436	625	—	31,467
Charles C. Stewart	13,655	960	6,752	3,982	—	25,349
Earl H. Doppelt	3,197	5,750	10,000	7,029	3,623	29,599
Robert P. Kerley	18,361	2,888	28,734	17,108	7,849	74,940

  (a)
  Represents life, death, disability, health, dental, vision and/or long-term disability insurance premiums paid by the Company.

  (b)
  Represents the Company's contributions to the Savings Plan, the Supplemental Retirement Plan and the 401(k) Plan, as applicable.

  (c)
  For Mr. Scheller, the amount represents $51,602 in relocation expenses paid by the Company and $1,399 for the cost to the Company of Mr. Scheller's return trip following a business meeting.

  For Mr. Harvey, the amount represents temporary housing expenses paid by the Company.

  For Mr. Madden, the amount represents the value of his use of a Company automobile.

  For Mr. Stewart, the amount represents an automobile allowance paid by the Company. In March 2012, the Company eliminated Mr. Stewart's auto allowance.

  For Mr. Doppelt, the amount represents temporary housing expenses paid by the Company.

  For Mr. Kerley, the amount represents relocation expenses paid by the Company.

  (d)
  For Messrs. Scheller, Harvey, Doppelt and Kerley, the amount represents the Company's payment of taxes incurred in respect of relocation or temporary housing expenses, a benefit provided to all similarly situated relocated employees.
(8)
Mr. Scheller currently serves on our Board of Directors and certain committees thereof but does not receive any additional compensation for his service as a director.

GRANTS OF PLAN-BASED AWARDS

        The following table discloses the potential payouts under the EI Plan and the Annual EI Plan for the year ended December 31, 2012 and the non-qualified stock options and restricted stock units awarded to the named executive officers during the year ended December 31, 2012.

2012 Grants of Plan-Based Awards

								All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards					Exercise or Base Price of Option Awards ($/Sh)(5)		Grant Date Fair Value of Stock and Option Awards ($/Sh)(6)
											Closing Market Price ($/Sh)
Name	Grant Date(2)	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Walter J. Scheller, III	—	0	800,000	1,600,000
	2/23/12							9,570				622,720
	2/23/12								14,664	65.07	65.53	561,338
William G. Harvey	—	0	166,192	332,384
	7/9/12							3,114				124,560
	7/9/12								4,958	40.00	39.37	115,521
Michael T. Madden	—	0	271,688	545,375
	2/23/12							2,871				186,816
	2/23/12								4,399	65.07	65.53	168,394
Charles C. Stewart	—	0	243,009	486,018
	2/23/12							2,526				164,367
	2/23/12								3,871	65.07	65.53	148,182
Earl H. Doppelt	—	0	360,000	720,000
	1/9/12							3,059				177,177
	1/9/12								4,735	57.92	56.87	161,227
	1/9/12							3,021				174,976
	1/9/12								4,413	57.92	56.87	150,263
Robert P. Kerley	—	0	84,767	169,533
	2/23/12							1,089				70,861
	2/23/12								1,669	65.07	65.53	63,889

(1)
Reflects cash incentive opportunities under the EI Plan for 2012. Mr. Harvey's target award amount was pro-rated based on the percentage of the fiscal year that had elapsed from his July 9, 2012 commencement with the Company to year end and based on his base salary actually earned in 2012 from July 9, 2012 through year end. Cash incentive amounts actually earned by the named executive officers in 2012 are reflected in the Non-Equity Incentive Plan Compensation column of the "Summary Compensation Table" on page 48.

(2)
February 23, 2012 was the grant date for annual equity awards made to Messrs. Scheller, Madden, Stewart and Kerley. January 9, 2012 and July 9, 2012 were the grant dates, respectively, for the grants made to Messrs. Doppelt and Harvey in connection with the commencement of their employment with the Company.

(3)
Reflects time vesting stock awards in the form of restricted stock units payable in the Company's Common Stock. The restricted stock units granted to the named executive officers in 2012 vest in three equal installments on the first, second and third anniversary of the grant date subject to continued employment (other than the one-time equity grant made to Mr. Doppelt on January 9, 2012 in connection with the commencement of his employment, which award vests on the third anniversary of the grant date subject to continued employment).The number of restricted stock units awarded to each named executive officer is based on their approved economic value and determined by the fair market value of the Common Stock based on the average of the high and low prices of our Common Stock as traded on the NYSE on the grant date. Subject to exceptions at the discretion of the Compensation Committee, all unvested restricted stock units reflected in the table above are subject to forfeiture in the case of the executive's death, disability, retirement, or voluntary or involuntary termination of employment with the Company. Beginning with annual equity awards granted in 2012, subject to exceptions at the discretion of the Compensation Committee, equity-based compensation will vest and become exercisable only when there is a double trigger consisting of the occurrence of both a change in control and, within 24 months after such change in control, specified termination events.

(4)
Reflects time vesting non-qualified stock options to acquire the Company's Common Stock. The stock options have a ten-year term and vest in three equal installments on the first, second and third anniversary of the grant date, subject to continued employment (other than the one-time equity grant made to Mr. Doppelt on January 9, 2012 in connection with the commencement of his employment, which award vests on the third anniversary of the grant date subject to continued employment). At the end of the option term, the right to purchase any unexercised options expires and the options are forfeited. Subject to exceptions at the discretion of the Compensation Committee, unvested options reflected in the table above are subject to forfeiture in the case of the executive's death, disability, retirement, or voluntary or involuntary termination of employment with the Company. Beginning with annual equity awards granted in 2012, subject to exceptions at the discretion of the Compensation Committee, equity-based compensation will vest and become exercisable only when there is a double trigger consisting of the occurrence of both a change in control and, within 24 months after such change in control, specified termination events.

(5)
The exercise price is determined based on the average of the high and low prices of the Company's Common Stock as traded on the NYSE on the grant date.

(6)
The values shown in the table are grant date fair values of the equity awards granted in 2012 computed in accordance with Accounting Standards Codification Topic 718. Assumptions used in the calculation of these amounts are set forth in Note 7 to the Company's Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The table discloses outstanding exercisable and unexercisable stock options and unvested restricted stock units outstanding as of December 31, 2012 for the named executive officers.

2012 Outstanding Equity Awards at Fiscal Year-end

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)(1)	Option Expiration Date(2)	Number of Shares or Units of Stock That Have Not Vested (#)(1)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
Walter J. Scheller, III	7/21/2010	4,155	2,077	0	69.37	7/21/2020
	2/16/2011	697	1,393	0	126.92	2/16/2021
	4/1/2011	510	1,020	0	136.58	4/01/2021
	9/12/2011	6,611	13,222	0	85.62	9/12/2021
	2/23/2012	0	14,664	0	65.07	2/23/2022
							23,210	832,775
William G. Harvey	7/9/2012	0	4,958	0	40.00	7/9/2022
							3,114	111,730
Michael T. Madden	10/24/2006	11,139	0	0	21.02	10/24/2016
	2/27/2009	7,045	0	0	15.83	2/27/2019
	3/2/2010	959	959	0	83.52	3/2/2020
	2/16/2011	412	822	0	126.92	2/16/2021
	4/1/2011	255	510	0	136.58	4/1/2021
	2/23/2012	0	4,399	0	65.07	2/23/2022
							13,513	484,846
Charles C. Stewart	2/22/2006	3,112	0	0	30.77	2/22/2016
	2/27/2008	4,914	0	0	47.97	2/27/2018
	2/27/2009	15,302	0	0	15.83	2/27/2019
	3/2/2010	1,513	757	0	83.52	3/2/2020
	2/16/2011	488	974	0	126.92	2/16/2021
	4/1/2011	148	296	0	136.58	4/1/2021
	2/23/2012	0	3,871	0	65.07	2/23/2022
							9,223	330,921
Earl H. Doppelt	1/9/2012	0	4,735	0	57.92	1/9/2022
	1/9/2012	0	4,413	0	57.92	1/9/2022
							6,080	218,150
Robert P. Kerley	2/16/2011	270	538	0	126.92	2/16/2021
	2/23/2012	0	1,669	0	65.07	2/23/2022
							3,337	119,732

(1)
The number of shares underlying options awarded and the related exercise prices and the number of restricted stock units awarded shown in the table awarded prior to December 14, 2006 and April 14, 2009, respectively, have been adjusted under the anti-dilution provisions of the 2002 Award Plan to preserve the intrinsic value of awards in connection with the spin-off of Mueller Water Products, Inc. on December 14, 2006 and the spin-off of the Company's finance business on April 14, 2009. With regard to the effect of the Mueller spin-off, the number of shares of the modified award was determined by multiplying the shares of the original award by 1.9426 and dividing the stock option exercise price by the same factor. With regard to the effect of the finance business spin-off, the number of shares of the newly modified award was determined by multiplying the shares underlying stock options and the number of restricted stock units at the spin-off date by 1.11445 and dividing the stock option exercise price by the same factor.

(2)
Reflects time vesting non-qualified stock options to acquire the Company's Common Stock. The stock options have a ten-year term and vest in three equal installments on the first, second and third anniversary of the grant date, subject to continued employment (other than the one-time equity grant made to Mr. Doppelt on January 9,

  2012 in connection with the commencement of his employment, which award vests on the third anniversary of the grant date subject to continued employment). At the end of the option term, the right to purchase any unexercised options expires and the options are forfeited.

Subject to exceptions at the discretion of the Compensation Committee, unvested options reflected in the table above are subject to forfeiture in the case of the executive's death, disability, retirement, or voluntary or involuntary termination of employment with the Company. Beginning with annual equity awards granted in 2012, subject to exceptions at the discretion of the Compensation Committee, equity-based compensation will vest and become exercisable only when there is a double trigger consisting of the occurrence of both a change in control and, within 24 months after such change in control, specified termination events.

(3)
Reflects time-vested stock awards in the form of restricted stock units payable in the Company's Common Stock. Restricted stock units vest in equal annual installments over a three-year period, subject to continued employment, with the exception of (A) the retention restricted stock units awarded (x) on April 1, 2011 to Messrs. Scheller, Madden and Kerley of 10,700, 9,119 and 1,888 restricted stock units, respectively and (y) on January 9, 2012 to Mr. Doppelt of 3,021 restricted stock units, which, in each case, subject to continued employment, vest on the third anniversary of the grant date and (B) the retention restricted stock units awarded on April 1, 2011 to Mr. Stewart of 5,350 restricted stock units which, subject to continued employment, vest on April 1, 2013.

Subject to exceptions at the discretion of the Compensation Committee, all unvested restricted stock units reflected in the table above are subject to forfeiture in the case of the executive's death, disability, retirement, or voluntary or involuntary termination of employment with the Company other than in the case of Mr. Stewart. Under Mr. Stewart's employment agreement, upon his retirement, all outstanding and unvested restricted stock units and non-qualified stock options will vest in full (and his non-qualified stock options will remain exercisable for a period of three years following his retirement date). Upon a change in control of the Company, all restricted stock units granted prior to 2012 as annual grants vest, and all restricted stock units granted to the named executive officers prior to 2012 as retention grants (other than those granted to Mr. Kerley, which vest solely at specified times) vest on a pro-rated basis for the period from the grant date to the date of the change in control, subject to exceptions at the discretion of the Compensation Committee. Beginning with annual equity-based awards granted in 2012, subject to exceptions at the discretion of the Compensation Committee, equity-based compensation will vest and becomes exercisable only when there is a double trigger consisting of the occurrence of both a change in control and, within 24 months after such change in control, specified termination events.

(4)
Assumes a market value of $35.88 per share (the closing market price of the Company's stock on December 31, 2012, the last trading day of 2012).

OPTION EXERCISES AND STOCK VESTED

        The following table sets forth the actual value received by the named executive officer upon the exercise of stock options and vesting of restricted stock units in 2012.

2012 Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized On Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Walter J. Scheller, III	—	—	2,137	100,341
William G. Harvey	—	—	—	—
Michael T. Madden	—	—	3,392	219,446
Charles C. Stewart	—	—	4,994	324,562
Earl H. Doppelt	—	—	—	—
Robert P. Kerley	—	—	180	12,021

(1)
Based on the average of the high and low prices of the Common Stock as traded on the NYSE on the vesting date.

PENSION BENEFITS

        The following table discloses the years of credited service, present value of accumulated benefits and payments made to our named executive officers participating in a pension plan for the year ended December 31, 2012.

2012 Pension Benefits

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
Walter J. Scheller, III	Pension Plan	—	—	—
	Supplemental Pension Plan	—	—	—
William G. Harvey	Pension Plan	—	—	—
	Supplemental Pension Plan	—	—	—
Michael T. Madden	Pension Plan	16	549,530	0
	Supplemental Pension Plan	16	671,176	0
Charles C. Stewart	Pension Plan	35	1,652,743	0
	Supplemental Pension Plan	35	2,251,169	0
Earl H. Doppelt	Pension Plan	—	—	—
	Supplemental Pension Plan	—	—	—
Robert P. Kerley	Pension Plan	—	—	—
	Supplemental Pension Plan	—	—	—

(1)
Messrs. Madden and Stewart participated in the Pension Plan and the Supplemental Pension Plan in 2012. Calculation of the present value of Messrs. Madden's and Stewart's benefits in the Pension Plan and the Supplemental Pension Plan reflect the same key assumptions described under the heading, "Critical Accounting Policies and Estimates—Employee Benefits" in "Item 7.—Management's Discussion and Analysis of Results of Operations and Financial Condition" and in Note 15 to the Company's Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

Benefits are based upon years of service and the highest average annual compensation, including overtime pay, incentive compensation and specified other forms of compensation reportable as wages taxable for Federal income tax purposes, for the five highest consecutive years of earnings within the final ten years of employment by the participant. The pension plans are integrated with Social Security. Normal retirement under the Pension Plan is age 65, provided the participant has at least five years of service. Early retirement benefits are available under the Pension Plan at age 50 provided the participant has at least ten years of service. Enhanced early retirement benefit payments are available under the Pension Plan upon the attainment of 80 points, a combination of age and years of service.

The Present Value of Accumulated Benefit is the present value of the total amount credited as of December 31, 2012 under the Pension Plan and the Supplemental Pension Plan. All present value of the monthly installments under the Supplemental Pension Plan is paid out in a single lump sum following retirement.

The Present Value of Accumulated Benefit reflects the present value of pension benefits payable at the earliest time Mr. Madden or Mr. Stewart may retire without significant benefit reduction. See also the discussion of "Defined Benefit Plans" on page 44.

NONQUALIFIED DEFERRED COMPENSATION

        The following table discloses contributions, earnings and balances of the Supplemental Retirement Plan for the participating named executive officers for the year ended December 31, 2012.

2012 Nonqualified Deferred Compensation

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)(1)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Walter J. Scheller, III	0	55,167	0	0	62,185
William G. Harvey	—	—	—	—	—
Michael T. Madden	—	—	—	—	—
Charles C. Stewart	—	—	—	—	—
Earl H. Doppelt	—	—	—	—	—
Robert P. Kerley	0	3,734	0	0	3,734

(1)
Reflects Company matching contributions to the Supplemental Retirement Plan which serves as an excess savings plan when tax limitations are reached under the Savings Plan. Amounts in this column have been reported in the All Other Compensation column of the "Summary Compensation Table" on page 48 and reflect the Company's contributions made after 2012 year end. For a description of the Supplemental Retirement Plan, see "Supplemental Retirement Plan" on page 45.

(2)
The Company does not pay above market interest or preferential dividends on investments in the Supplemental Retirement Plan. Earnings are calculated in the same manner as earnings on externally managed investments for employees participating in the Savings Plan.

EMPLOYMENT AND CHANGE IN CONTROL SEVERANCE ARRANGEMENTS

Employment Agreements

        The terms of the Company's employment agreements in effect during 2012 with each of the named executive officers is set forth below.

        Walter J. Scheller, III.    Mr. Scheller entered into a letter agreement with the Company dated as of September 12, 2011. The agreement entitles Mr. Scheller to an annual base salary of $750,000, subject to such periodic adjustments as may be approved by the Compensation Committee. Mr. Scheller also remains eligible to participate in the EI Plan and earn an annual target bonus of 100% of annual base salary, with a potential for up to 200% of annual base salary for top performance.

        Pursuant to the terms of his agreement, Mr. Scheller remains a participant in the Company's long-term incentive plan and remains eligible to receive annual equity grants from the Company. Mr. Scheller's annual equity grant in respect of the 2012 fiscal year was to be valued at 150% of his annual base salary, based on the Black-Scholes value at the date of grant, 50% of which was to be in the form of non-qualified stock options and 50% of which was to be in the form of restricted stock units. Mr. Scheller continues to be eligible to participate in the Company's life and health insurance benefit plans and retirement plans, take 20 business days of vacation each year and be reimbursed for reasonable out-of-pocket business expenses. Mr. Scheller remains entitled to relocation assistance in connection with his prior move to Birmingham, Alabama. Mr. Scheller is not entitled to receive any additional compensation in connection with his service as a director of the Company.

        In the event of the termination of Mr. Scheller's employment by the Company, other than for "cause" (as defined in his agreement) or by Mr. Scheller for "good reason" (as defined in his agreement), subject to Mr. Scheller entering into a release of claims within 21 days after the date of his separation from service from the Company and complying with the restrictive covenants described below, Mr. Scheller is entitled to the following payments and benefits: (a) for the period commencing on the day immediately following the termination date and ending on the first anniversary of the termination date, monthly pay continuation with each monthly payment equal to 1/12th times the sum of his annual base salary and annual target bonus in effect on the termination date; (b) for the period commencing on the first anniversary of the termination date and ending on the second anniversary of the termination date, monthly pay continuation with each monthly payment equal to 1/12th times his annual base salary in effect on the termination date; (c) a pro-rata bonus under the EI Plan (or successor annual bonus plan) based on the portion of the year actually worked up to the time of termination and computed based on actual annual performance; and (d) continued participation in certain of the Company's welfare benefit plans until the earliest to occur of (1) the 24 month anniversary of the termination date, (2) the last date he is eligible to participate in the benefit under applicable law, or (3) the date on which he becomes eligible to receive comparable benefits from a subsequent employer. If Mr. Scheller incurs a qualifying termination of employment within the 24 month period following the closing of a change in control of the Company, any severance payments and benefits due to Mr. Scheller will be paid under the terms of his change in control agreement (as described beginning on page 61 herein).

        The agreement also provides that, while employed by the Company and continuing for a period of 12 months following any termination of employment, Mr. Scheller is bound by covenants not to solicit or divert current or prospective customers or hire employees or independent contractors of the Company. The agreement also contains a covenant not to disparage the Company or disclose confidential information, as well as an assignment of property rights provision.

        William G. Harvey.    On July 9, 2012, the Board appointed Mr. Harvey as Senior Vice President and Chief Financial Officer. The Company entered into a letter agreement with Mr. Harvey dated May 29, 2012. The agreement entitles Mr. Harvey to receive an annual base salary of $435,000, subject to such periodic adjustments as may be approved by the Compensation Committee. Mr. Harvey is eligible to participate in the EI Plan and earn an annual target bonus of 80% of annual base salary, with an upside potential of 160% of his annual base salary for top performance. His bonus earned in respect of the 2012 fiscal year was to be pro-rated based upon the percentage of the fiscal year that elapsed from his commencement date through the end of the fiscal year and based on his base salary actually earned in 2012 from July 9, 2012 through year end. Mr. Harvey is also eligible to participate in the Company's long-term incentive plan. In connection with his appointment, Mr. Harvey received on July 9, 2012, a one-time equity grant valued at $225,000, based on the Black-Scholes value on July 9, 2012. Fifty percent (50%) of such grant was in the form of non-qualified stock options and fifty percent (50%) of such grant was in the form of restricted stock units. The terms and conditions of such options and restricted stock units were generally consistent with prior annual equity grants made by the Company. Commencing in 2013, Mr. Harvey will receive an annual equity grant, which will have a target value of 90% of his then annual base salary, based on the Black-Scholes value at the date of grant. Mr. Harvey is also eligible to participate in the Company's life and welfare benefit plans and retirement plans, take 20 business days of vacation each year, and be reimbursed for reasonable out-of-pocket business expenses. Mr. Harvey was also provided relocation assistance in connection with his move to Birmingham, Alabama.

        In the event of the termination of Mr. Harvey's employment by the Company other than for "cause" (as defined in the agreement) or by Mr. Harvey for "good reason" (as defined in the agreement), subject to Mr. Harvey entering into a release of claims within 21 days after the date of his separation from service from the Company and complying with the restrictive covenants described below, Mr. Harvey is entitled to the following payments and benefits: (a) monthly pay continuation for a period of 12 months following the termination date with each monthly payment equal to 1/12th times the sum of his annual base salary and annual target bonus in effect on the termination date; and (b) continued participation in specified Company welfare benefit plans until the earliest to occur of (1) the 12 month anniversary of the termination date, (2) the last date he is eligible to participate in the benefit under applicable law, or (3) the date on which he becomes eligible to receive comparable benefits from a subsequent employer. If Mr. Harvey incurs a qualifying termination of employment within the twenty-four month period following the closing of a "change in control" of the Company, any severance payments and benefits due to Mr. Harvey will be paid under the terms of his change in control agreements (as described beginning on page 61 herein).

        The agreement also provides that, while employed by the Company and continuing for a period of 12 months following any termination of employment, Mr. Harvey is bound by covenants not to solicit or divert current or prospective customers or hire employees or independent contractors of the Company. The agreement also contains a covenant not to disparage the Company or disclose confidential information, as well as an assignment of property rights provision.

        Michael T. Madden.    In connection with his promotion, Mr. Madden entered into a letter agreement with the Company dated April 1, 2011. The agreement entitles Mr. Madden to an annual base salary of $375,000, subject to such periodic adjustments as may be approved by the Compensation Committee. Mr. Madden also remains eligible to participate in the EI Plan and earn an annual target bonus of 70% of annual base salary, with a potential for up to 140% of annual base salary for top performance.

        Pursuant to the terms of his agreement, Mr. Madden remains a participant in the Company's long-term incentive plan and remains eligible to receive annual equity grants from the Company. Mr. Madden continues to be eligible to participate in the Company's life and health insurance benefit plans and retirement plans, take 20 business days of vacation each year and be reimbursed for reasonable out-of-pocket business expenses. Mr. Madden continues to be provided with a Company-paid leased automobile.

        In the event of the termination of Mr. Madden's employment by the Company other than for "cause" (as defined in the agreement) or by Mr. Madden for "good reason" (as defined in the agreement), subject to Mr. Madden entering into a release of claims within 21 days after the date of his separation from service from the Company and complying with the restrictive covenants described below, Mr. Madden is entitled to the following payments and benefits: (a) monthly pay continuation for a period of 12 months following the termination date with each monthly payment equal to 1/12th times the sum of his annual base salary and annual target bonus in effect on the termination date; and (b) continued participation in specified Company welfare benefit plans until the earliest to occur of (1) the 12 month anniversary of the termination date, (2) the last date he is eligible to participate in the benefit under applicable law, or (3) the date on which he becomes eligible to receive comparable benefits from a subsequent employer. If Mr. Madden incurs a qualifying termination of employment within the twenty-four month period following the closing of a "change in control" of the Company, any severance payments and benefits due to Mr. Madden will be paid under the terms of his change in control agreements (as described beginning on page 61 herein).

        The agreement also provides that, while employed by the Company and continuing for a period of 12 months following any termination of employment, Mr. Madden is bound by covenants not to solicit or divert current or prospective customers or hire employees or independent contractors of the Company. The agreement also contains a covenant not to disparage the Company or disclose confidential information, as well as an assignment of property rights provision.

        Charles C. Stewart.    Mr. Stewart entered into a letter agreement with the Company dated June 10, 2011, which agreement was subsequently amended effective March 19, 2012. The agreement, as amended, entitles Mr. Stewart to an annual base salary of $373,860, subject to such periodic adjustments as may be approved by the Compensation Committee. Mr. Stewart also remains eligible to participate in the EI Plan and earn an annual target bonus of 65% of annual base salary, with a potential of 130% annual base salary for top performance.

        Pursuant to the terms of his agreement, as amended, Mr. Stewart remains a participant in the Company's long-term incentive plan, remains eligible to receive annual equity grants from the Company and his target award under the plan will be valued at 100% of base salary. Upon Mr. Stewart's retirement, all outstanding and unvested restricted stock units and non-qualified stock options will vest in full (and his non-qualified stock options will remain exercisable for a period of three years following his retirement date). Mr. Stewart continues to be eligible to participate in the Company's life and health insurance benefit plans and retirement plans, take 25 business days of vacation each year and be reimbursed for reasonable out-of-pocket business expenses. Prior to the amendment effective March 19, 2012, Mr. Stewart was eligible for an annual car allowance of $18,000.

        In the event of the termination of Mr. Stewart's employment by the Company other than for "cause" (as defined in the agreement) or by Mr. Stewart for "good reason" (as defined in the agreement), subject to Mr. Stewart entering into a release of claims within 21 days after the date of his separation from service from the Company and complying with the restrictive covenants described below, Mr. Stewart is entitled to the following payments and benefits: (a) monthly pay continuation for a period of 12 months following the termination date with each monthly payment equal to 1/12th times the sum of his annual base salary and annual target bonus in effect on the termination date; and (b) continued participation in specified Company welfare benefit plans until the earliest to occur of (1) the 12 month anniversary of the termination date, (2) the last date he is eligible to participate in the benefit under applicable law, or (3) the date on which he becomes eligible to receive comparable benefits from a subsequent employer. If Mr. Stewart incurs a qualifying termination of employment within the twenty-four month period following the closing of a "change in control" of the Company, any severance payments and benefits due to Mr. Stewart will be paid under the terms of his change in control agreement (as described beginning on page 61 herein).

        The agreement also provides that, while employed by the Company and continuing for a period of 12 months following any termination of employment, Mr. Stewart is bound by covenants not to solicit or divert current or prospective customers or hire employees or independent contractors of the Company. The agreement also contains a covenant not to disparage the Company or disclose confidential information, as well as an assignment of property rights provision.

        Earl H. Doppelt.    On January 3, 2012, the Board appointed Mr. Doppelt as Senior Vice President, General Counsel and Secretary. The Company entered into a letter agreement with Mr. Doppelt dated December 15, 2012. The agreement entitles Mr. Doppelt to receive an annual base salary of $400,000, subject to such periodic adjustments as may be approved by the Compensation Committee. In connection with the commencement of his employment, Mr. Doppelt was also entitled to receive a $35,000 one-time payment that was payable in a cash lump sum. Mr. Doppelt is eligible to participate in the EI Plan and earn an annual target bonus of 90% of annual base salary, with an upside potential of 180% of his annual base salary for top performance.

        Mr. Doppelt is also eligible to participate in the Company's long-term incentive plan. In respect of the period commencing on January 3, 2012 and ending on December 31, 2012, Mr. Doppelt received an equity grant valued at 80% of his annual base salary, based on the Black-Scholes value on the date of the grant. Fifty percent (50%) of such grant was in the form of non-qualified stock options and fifty percent (50%) of such grant was in the form of restricted stock units. The terms and conditions of such options and restricted stock units was generally consistent with prior annual equity grants made by the Company. Also in connection with the commencement of his employment, Mr. Doppelt received a one-time equity grant valued at $300,000, based on the Black-Scholes value on the date of the grant. Fifty percent (50%) of such grant was in the form of non-qualified stock options and fifty percent (50%) of such grant was in the form of restricted stock units. The terms and conditions of such options and restricted stock units was generally consistent with prior retention equity grants made by the Company. Commencing in 2013, Mr. Doppelt will receive an annual equity grant, which, solely in respect of the 2013 fiscal year, will be valued at 80% of his annual base salary, based on the Black-Scholes value on the date of the grant. Mr. Doppelt is also eligible to participate in the Company's life and welfare benefit plans and retirement plans, take 20 business days of vacation each year, and be reimbursed for reasonable out-of-pocket business expenses.

        In the event of the termination of Mr. Doppelt's employment by the Company other than for "cause" (as defined in the agreement) or by Mr. Doppelt for "good reason" (as defined in the agreement), subject to Mr. Doppelt entering into a release of claims within 21 days after the date of his separation from service from the Company and complying with the restrictive covenants described below, Mr. Doppelt is entitled to the following payments and benefits: (a) monthly pay continuation for a period of 12 months following the termination date with each monthly payment equal to 1/12th times the sum of his annual base salary and annual target bonus in effect on the termination date; and (b) continued participation in specified Company welfare benefit plans until the earliest to occur of (1) the 12 month anniversary of the termination date, (2) the last date he is eligible to participate in the benefit under applicable law, or (3) the date on which he becomes eligible to receive comparable benefits from a subsequent employer. If Mr. Doppelt incurs a qualifying termination of employment within the twenty-four month period following the closing of a "change in control" of the Company, any severance payments and benefits due to Mr. Doppelt will be paid under the terms of his change in control agreements (as described beginning on page 61 herein).

        The agreement also provides that, while employed by the Company and continuing for a period of 12 months following any termination of employment, Mr. Doppelt is bound by covenants not to solicit or divert current or prospective customers or hire employees or independent contractors of the Company. The agreement also contains a covenant not to disparage the Company or disclose confidential information, as well as an assignment of property rights provision.

        Robert P. Kerley.    The Board appointed Mr. Kerley, Vice President and Corporate Controller on April 20, 2011 and Chief Accounting Officer and Interim Principal Financial Officer, effective July 1, 2011. The Company entered in an amended and restated letter agreement with Mr. Kerley dated as of February 28, 2012. The agreement entitles Mr. Kerley to an annual base salary of $232,875, subject to such periodic adjustments as may be approved by the Compensation Committee. In connection with his appointment as Interim Principal Financial Officer, the Board approved an additional stipend of $7,500 per month for any month, or portion thereof, in which Mr. Kerley serves in that capacity. Mr. Kerley remains eligible to participate in the EI Plan and earn an annual target bonus of 35% of annual base salary, with a potential for up to 70% of annual base salary for top performance. Mr. Kerley is also eligible to participate in the Company's long-term incentive plan. Mr. Kerley continues to be eligible to participate in the Company's group life and health insurance benefit plans and retirement plans, take 20 business days of vacation each year, and be reimbursed for reasonable out-of-pocket business expenses and relocation costs as provided under the Company's relocation policy.

        In the event of the termination of Mr. Kerley's employment by the Company other than for "cause" (as defined in his agreement) or by Mr. Kerley due to "good reason," (as defined in his agreement), subject to Mr. Kerley entering into a release of claims within 21 days after the date of his separation from service from the Company and complying with the restrictive covenants described below, Mr. Kerley is entitled to the following payments and benefits: (a) monthly pay continuation for a period of 12 months following the termination date with each monthly payment equal to 1/12th times the sum of his annual base salary and annual target bonus in effect on the termination date and (b) continued participation in specified Company welfare benefit plans until the earliest to occur of (1) the 12 month anniversary of the termination date, (2) the last date he is eligible to participate in the benefit under applicable law, or (3) the date on which he becomes eligible to receive comparable benefits from a subsequent employer.

        The agreement also provides that, while employed by the Company and continuing for a period of 12 months following any termination of employment, Mr. Kerley is bound by covenants not to solicit or divert current or prospective customers or hire employees or independent contractors of the Company.

The agreement also contains a covenant not to disparage the Company or disclose confidential information, as well as an assignment of property rights provision.

Change In Control Severance Agreements

        The Company entered into change in control agreements with Messrs. Madden and Stewart prior to 2009, with Mr. Scheller in 2010, with Mr. Doppelt in 2011 and with Messrs. Harvey and Kerley in 2012.

        The change in control agreements are intended to provide for continuity of management in the event of a change in control of the Company and further allow the executive to evaluate a potential transaction impartially. Under the change in control severance agreements, if the executive's employment is terminated by the Company without "cause" or by the executive for "good reason" (each, as defined in the applicable change in control agreement) within 24 months following a change in control, the executive would be entitled to the following payments, rights and/or benefits, in addition to specified accrued amounts:

  •
  A lump sum payment equal to 1.5 times the sum (1 times in the case of Mr. Kerley) of (a) the higher of the executive's annual base salary in effect on the termination date and the executive's annual base salary in effect on the date of the change in control and (b) the average of the actual annual bonus earned (whether or not deferred) by the executive under the EI Plan in respect of the three years preceding the year of termination (and, if the executive has not participated in the EI Plan for such three-year period, the annual target bonus for the year of termination will be used for each year that the executive did not participate in the EI Plan to calculate the three year average bonus payment);

  •
  A lump sum amount equal to 1/2 times the sum of (a) the higher of the executive's annual base salary in effect on the termination date and the executive's annual base salary in effect on the date of the change in control and (b) the average of the actual annual bonus earned (whether or not deferred) by the executive under the EI Plan for the three years preceding the year of termination (and, if the executive has not participated in the annual bonus plan for such three-year period, the annual target bonus for the year of termination will be used for each year that the executive did not participate in the EI Plan to calculate the three year average bonus payment) (Mr. Kerley is not entitled to this additional amount);

  •
  A pro-rata annual incentive bonus under the EI Plan computed based on actual year-to-date performance;

  •
  Accelerated vesting of all outstanding equity awards (solely under agreements entered into prior to 2011);

  •
  Continuation of medical insurance and life insurance coverage (at the same coverage level and cost as in effect immediately prior to the termination date) for up to 24 months (12 months in the case of Mr. Kerley) following termination;

  •
  Outplacement services for up to 24 months (12 months in the case of Mr. Kerley) following the date of termination, the value of which is not to exceed 35% of the executive's annual base salary as of the termination date;

  •
  Messrs. Madden and Stewart are entitled to a Code Section 280G gross-up payment. For Messrs. Scheller, Doppelt, Harvey and Kerley, if any payments are considered "excess parachute payments" under Section 280G of the Internal Revenue Code such that the executive would be subject to excise taxes under Section 4999 of the Internal Revenue Code, then any cash payments provided will be reduced first and then the non-cash payments and benefits will be reduced so that no portion of the payments and benefits will be subject to the excise tax. However, no payments and benefits will be reduced unless the net amount of the total payments to be received by the executive is greater than the excess of the net amount of such total payments without reduction over the amount of the excise tax to which the executive would be subject in respect of the unreduced total payments.

        In addition to the foregoing, Mr. Madden has an additional change in control severance agreement which provides that, in the event of a termination of his employment by the Company without cause within 24 months following a change in control of the Company, he will be eligible for benefits under the Company's retiree medical plan and will receive a lump sum payment in amount equal to the difference between (1) the present value of his accrued benefit under the Pension Plan calculated as if Mr. Madden had attained 80 points on his termination date and (2) the present value of his accrued benefit under the Pension Plan benefit on his termination date, determined in accordance with the actuarial assumptions used for purposes of the Pension Plan.

        The change in control severance agreements also contain covenants not to compete and not to solicit (which covenants remain in effect while employed and for 12 months thereafter for agreements entered into starting in 2011 or for 12 months following a termination giving rise to payments under the agreement for agreements entered into prior to 2011), perpetual covenants not to disclose confidential information or disparage the Company, and a covenant by the executive to cooperate with the Company in connection with any lawsuits, claims or similar proceedings that arise out of or are related to executive's employment with the Company.

POTENTIAL PAYMENTS UPON A TERMINATION OF EMPLOYMENT OR
CHANGE IN CONTROL

        The following table summarizes potential payments, rights and benefits to our named executive officers under contracts, agreements, plans or arrangements with the Company upon termination of employment or change in control, assuming either event occurred on December 31, 2012. To the extent payments, rights and benefits are generally available to employees on a non-discriminatory basis, including benefits payable upon death or disability, or are fully disclosed under "Pension Benefits" or "Nonqualified Deferred Compensation" above, they are excluded from this table.

Name	Cash Severance(1)	Pro-Rata Bonus	Vesting of Unvested Long Term Incentive Awards(2)	Retirement Benefits(3)	Medical and Life Insurance Continuation	Outplacement Services(4)	Gross-Up on Excise Tax	Total
Termination by the Company Other Than for Cause or Due to Death or Disability or by the Named Executive Officer for Good Reason
Walter J. Scheller, III	$2,400,000	$480,000	—	—	$17,583	—	—	$2,897,583
William G. Harvey	$783,000	—	—	—	$17,221	—	—	$800,221
Michael T. Madden	$659,813	—	—	—	$17,221	—	—	$677,034
Charles C. Stewart	$616,869	—	—	—	$12,342	—	—	$629,211
Earl H. Doppelt	$760,000	—	—	—	$1,860	—	—	$761,860
Robert P. Kerley	$326,957	—	—	—	$17,165	—	—	$344,122
Termination by the Company Other Than for Cause or Due to Death or Disability or by the Named Executive Officer for Good Reason within 24 Months Following a Change in Control
Walter J. Scheller, III	$2,586,908	$480,000	$832,775	—	$35,166	$280,000	—	$4,214,849
William G. Harvey	$1,566,000	$115,000	$111,730	—	$34,442	$152,250	—	$1,979,422
Michael T. Madden	$1,107,406	$150,000	$484,846	$703,208	$34,442	$135,844	$0	$2,615,746
Charles C. Stewart	$1,666,187	$145,000	$330,921	—	$24,684	$130,851	$0	$2,297,643
Earl H. Doppelt	$1,520,000	$225,000	$218,150	—	$3,720	$140,000	—	$2,106,870
Robert P. Kerley	$322,194	$65,000	$39,073	—	$17,165	$84,767	—	$528,199
Change in Control
Walter J. Scheller, III	—	—	$330,227	—	—	—	—	$330,227
William G. Harvey	—	—	—	—	—	—	—	—
Michael T. Madden	—	—	$246,178	—	—	—	—	$246,178
Charles C. Stewart	—	—	$160,700	—	—	—	—	$160,700
Earl H. Doppelt	—	—	—	—	—	—	—	—
Robert P. Kerley	—	—	$19,375	—	—	—	—	$19,375
Termination of the Named Executive Officer's Employment or Service Due to Death, Disability or Retirement
Walter J. Scheller, III	—	$480,000	—	—	—	—	—	$480,000
William G. Harvey	—	$115,000	—	—	—	—	—	$115,000
Michael T. Madden	—	$150,000	—	—	—	—	—	$150,000
Charles C. Stewart	—	$145,000	$330,921	—	—	—	—	$475,921
Earl H. Doppelt	—	$225,000	—	—	—	—	—	$225,000
Robert P. Kerley	—	$65,000	—	—	—	—	—	$65,000

(1)
Cash severance amounts for Termination by the Company Other Than for Cause or Due to Death or Disability or by the Named Executive Officer for Good Reason represents 12 months of annual base salary plus target bonus as specified in Messrs. Harvey's, Madden's, Stewart's, Doppelt's and Kerley's agreements and 24 months of annual base salary plus one-times target bonus as specified in Mr. Scheller's agreement.

  Cash severance amounts for Messrs. Scheller, Harvey, Madden, Stewart and Doppelt for Termination by the Company Other Than for Cause or Due to Death or Disability or by the Named Executive Officer for Good Reason within 24 Months Following a Change in Control represents two times the sum of the named executive officer's (a) annual base salary and (b) the average of the actual annual bonus earned (whether or not deferred) by the executive under the EI Plan in respect of the three years preceding the year of termination. The cash severance amount for Mr. Kerley for Termination by the Company Other Than for Cause or Due to Death or Disability or by the Named Executive Officer for Good Reason within 24 Months Following a Change in Control represents one times the sum of his (a) annual base salary and (b) the average of the actual annual bonus earned (whether or not deferred) by Mr. Kerley under the EI Plan in respect of the three years preceding the year of termination.

(2)
Includes non-qualified stock options, net of exercise price, and restricted stock units based on the closing stock price of our Common Stock of $35.88 on December 31, 2012. Due to the fact that the per share exercise price of 32,376 options for Mr. Scheller, 4,958 options for Mr. Harvey, 6,690 options for Mr. Madden, 5,898 options for Mr. Stewart, 9,148 options for Mr. Doppelt and 2,207 options for Mr. Kerley was in excess of the closing stock price on December 31, 2012, no amounts are attributable to those awards.

(3)
The amounts presented in the table for Mr. Madden reflect the additional benefits payable to him under the Company's retiree medical plan and the Supplemental Pension Plan assuming a qualifying termination on December 31, 2012 following a change in control.

(4)
Represents outplacement services for a maximum of 24 months, not to exceed 35% of the named executive officer's annual base salary on the termination date in the event of a qualifying termination on December 31, 2012 following a change in control. The amount disclosed represents the maximum payable under this benefit.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

        The Audit Committee reports as follows with respect to the audit of the Company's consolidated financial statements for the fiscal year ended December 31, 2012:

        Management is responsible for the financial reporting process, including the systems of internal controls over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the consolidated financial statements and a report on the effectiveness of the Company's internal controls over financial reporting for the fiscal year ended December 31, 2012 with management and Ernst & Young LLP, the Company's independent auditors.

        The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP's communication with the Audit Committee concerning independence, and the Audit Committee has discussed with Ernst & Young LLP their independence.

        Based on the foregoing review and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the SEC.

        This report is provided by the following independent directors who comprise the Audit Committee:

AUDIT COMMITTEE Current Members PATRICK A. KRIEGSHAUSER, CHAIRMAN JERRY W. KOLB JOSEPH B. LEONARD (Commencing January 1, 2013)

FEES PAID TO INDEPENDENT AUDITORS

        The independent registered public accounting firm of the Company is Ernst & Young LLP. The aggregate fees billed by Ernst & Young LLP to the Company for the audit of the Company's annual consolidated financial statements and services rendered by the independent registered public accounting firm for the years ended December 31, 2012 and December 31, 2011 are set forth below.

	Fiscal Years
	2012	2011
	($ in thousands)
AUDIT FEES(1)	$3,639	$3,648
AUDIT-RELATED FEES(2)	341	21
TAX FEES(3)	121	167
ALL OTHER FEES(4)	2	2

TOTAL FEES	$4,102	$3,838

(1)
Audit fees for fiscal years 2012 and 2011 included fees for professional services performed by Ernst & Young LLP for annual audits and quarterly reviews of the consolidated financial statements of the Company. For fiscal years 2012 and 2011, audit fees also included services performed related to the acquisition of Western Coal.

(2)
For fiscal year 2012, audit-related fees primarily represented due diligence services performed in connection with the Company's bond financing and services in connection with the reporting requirements of the British Columbia Greenhouse Gas Reduction Act. For fiscal year 2011, audit-related fees primarily represented services performed in relation to the reporting requirements of the British Columbia Greenhouse Gas Reduction Act.

(3)
For fiscal years 2012 and 2011, tax fees consisted of professional services rendered by Ernst & Young LLP for tax advice and transfer pricing services.

(4)
All Other Fees in fiscal years 2012 and 2011 consisted principally of research tools provided by Ernst & Young LLP.

        The Audit Committee has concluded that the provision of the non-audit services listed above as "All Other Fees" is compatible with maintaining the auditors' independence.

Approval of Audit and Non-Audit Services

        All audit and permitted non-audit services to be performed by the Company's independent registered public accountants require pre-approval by the Audit Committee in accordance with the charter of the Audit Committee posted on the corporate governance section of the "Investors" page of the Company's website at www.walterenergy.com. The Audit Committee annually reviews the audit and non-audit services to be performed by the independent registered public accounting firm during the upcoming year. The Audit Committee considers, among other things, whether the provision of specific non-audit services is permissible under existing law and whether it is consistent with maintaining the auditor's independence. The Audit Committee then approves the audit services and any permissible non-audit services it deems appropriate for the upcoming year. The Audit Committee's pre-approval of non-audit services is specific as to the services to be provided and is required where the fees for any single assignment exceeds $50,000. All of the fees described above under audit fees, audit-related fees, tax fees and all other fees were pre-approved by the Audit Committee pursuant to its pre-approval policies and procedures.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors, officers and persons who beneficially own more than 10% of the Company's Common Stock ("Reporting Persons") to file initial reports of ownership and reports of changes in ownership with the SEC. Reporting Persons are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on a review of the copies of such forms furnished to the Company and written representations from Reporting Persons, the Company believes that all Section 16(a) filing requirements applicable to Reporting Persons were complied with during the year ended December 31, 2012, except for a Form 4 for Mr. Stewart that was late in reporting one transaction under an amended and restated award agreement that adjusted a grant originally reported in an earlier timely filed Form 4 and a Form 4 for Mr. Stewart that filed a day late in reporting two transactions due to a processing delay by a third party vendor.

OWNERSHIP OF PRINCIPAL STOCKHOLDERS

        The following table sets forth those holders (other than officers and directors of the Company) known to the Company, as of March 5, 2013, to be the beneficial owners of more than 5% of the shares of the Company's Common Stock outstanding as of December 31, 2012. As of December 31, 2012, there were 62,521,300 shares of Common Stock outstanding.

Name and Mailing Address	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned
J.P. Morgan Chase & Co.(1) 270 Park Avenue New York, New York 10017	6,093,723	9.70%
Balyasny Asset Management L.P.(2) 181 West Madison, Suite 3600 Chicago, Illinois 60602	3,993,028	6.39%

(1)
According to the Schedule 13G filed on February 5, 2013 by JPMorgan Chase & Co. ("JPM"), JPM reported beneficial ownership of Common Stock held by JPMorgan Chase Bank, National Association, J.P. Morgan Investment Management Inc., JPMorgan Asset Management (UK) Ltd., J.P. Morgan Trust Company of Delaware and JPMorgan Asset Management (Canada) Inc.

(2)
According to the Schedule 13G filed on February 14, 2013, Balyasny Asset Management L.P. ("BAM") reported beneficial ownership of Common Stock by virtue of its position as investment manager to each of Atlas Master Fund, Ltd., Atlas Global, LLC, Atlas Global Investments, Ltd., Atlas Institutional Fund, LLC, Atlas Institutional Fund, Ltd., Atlas Institutional Fund II, LLC, Atlas Institutional Fund II, Ltd., Atlas Global Japan Unit Trust, Atlas Leveraged Master Fund, Ltd., Atlas Leveraged Fund, L.P., Atlas Leveraged Fund, Ltd., Atlas Fundamental Trading Master Fund Ltd., Atlas Fundamental Trading Fund, L.P., Atlas Fundamental Trading Fund Ltd., AFT Leveraged Master Fund Ltd., Atlas Fundamental Trading Leveraged Fund, L.P., Balamat Cayman Fund Limited , Balyasny Dedicated Investor Master Fund, Ltd., Balyasny Dedicated Investor Onshore Fund, L.P., Balyasny Dedicated Investor Offshore Fund, Ltd. and Lyxor/Balyasny Atlas Enhanced Fund Limited.

SECURITY OWNERSHIP OF MANAGEMENT

        The following table sets forth information, as of March 5, 2013, as to shares of Common Stock beneficially owned by (i) each current director, (ii) each director nominee, (iii) each named executive officer of the Company and (iv) all current directors and executive officers of the Company as a group. Except pursuant to applicable community property laws and except as otherwise indicated, to the knowledge of the Company, each person indicated in the following table has sole voting and investment power as to the shares shown. For purposes of the table below, "beneficial ownership" is determined in accordance with Rule 13d-3 under the Exchange Act, pursuant to which a person or group of persons is deemed to have "beneficial ownership" of any shares that such person has the right to acquire within 60 days after March 5, 2013. For purposes of computing the percentage of outstanding Common Stock held by each person or group of persons named below, any shares that such person or persons has the right to acquire within 60 days after March 5, 2013 are deemed to be outstanding but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. As of March 5, 2013, there were 62,549,369 shares of Common Stock outstanding.

        None of our directors or executive officers have hedged or pledged any of their shares.

Ownership of Directors and Executive Officers

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned
Directors
David R. Beatty(1)	16,548	*
Mary R. Henderson(2)	—	—
Jerry W. Kolb(3)	37,662	*
Patrick A. Kriegshauser(4)	31,207	*
Joseph B. Leonard(5)	18,103	*
Graham Mascall(6)	1,743	*
Bernard G. Rethore(7)	14,566	*
Walter J. Scheller, III(8)	25,226	*
Michael T. Tokarz(9)	138,026	*
A. J. Wagner(10)	30,321	*
Named Executive Officers
Earl H. Doppelt(11)	18,667	*
William G. Harvey(12)	546	*
Robert P. Kerley(13)	4,711	*
Michael T. Madden(14)	48,841	*
Charles C. Stewart(15)	66,799	*
All current directors and executive officers as a group (18 individuals)(16)	501,465	*

*
Less than 1% of outstanding Common Stock

(1)
Includes 5,520 options exercisable within 60 days of March 5, 2013 and 471 restricted stock units that will vest within 60 days of March 5, 2013. Of the amount of vested options, 4,457 represent options Mr. Beatty held to acquire Western Coal common shares that, under the Arrangement Agreement with Western Coal, were converted to fully vested and immediately exercisable options to acquire our Common Stock.

(2)
Ms. Henderson was appointed to the Board effective February 19, 2013.

(3)
Includes 28,127 options exercisable within 60 days of March 5, 2013 (including options deemed vested) and 1,129 restricted stock units, for which the underlying shares of Common Stock have not been delivered but as to which Mr. Kolb has the right to acquire, having satisfied the requisite minimum years of service and age.

(4)
Includes 25,216 options exercisable within 60 days of March 5, 2013 and 535 restricted stock units that vest within 60 days of March 5, 2013.

(5)
Includes 13,733 options exercisable within 60 days of March 5, 2013 and 545 restricted stock units that vest within 60 days of March 5, 2013.

(6)
Includes 1,063 options exercisable within 60 days of March 5, 2013 and 471 restricted stock units that vest within 60 days of March 5, 2013.

(7)
Includes 7,642 options exercisable within 60 days of March 5, 2013 (including options deemed vested) and 1,129 restricted stock units, for which the underlying shares of Common Stock have not been delivered but as to which Mr. Rethore has the right to acquire, having satisfied the requisite minimum years of service and age.

(8)
Includes 18,067 options exercisable within 60 days of March 5, 2013 and 340 restricted stock units that vest within 60 days of March 5, 2013. Includes a fractional share under the Employee Stock Purchase Plan.

(9)
Includes 75,094 exercisable within 60 days of March 5, 2013 and 1,069 restricted stock units that vest within 60 days of March 5, 2013. Does not include any amounts credited to Mr. Tokarz's stock equivalent account under the Company's Directors' Deferred Fee Plan as, pursuant to the terms of such plan, the shares held in Mr. Tokarz's stock equivalent are deliverable on the earlier of the first day of the seventh month following Mr. Tokarz's death or the first day of the seventh month following the termination event. As of March 5, 2013, Mr. Tokarz had 60,152.63 stock equivalent shares credited to his stock equivalent account.

(10)
Includes 22,330 options exercisable within 60 days of March 5, 2013 and 535 restricted stock units that vest within 60 days of March 5, 2013. Includes 5,000 shares of Common Stock held through a trust for the primary benefit of Mr. Wagner's children, of which Mr. Wagner is the sole trustee and has sole voting and investment power.

(11)
Includes 1,579 options exercisable within 60 days of March 5, 2013. Includes a fractional share under the Employee Stock Purchase Plan.

(12)
Includes a fractional share under the Employee Stock Purchase Plan.

(13)
Includes 1,096 options exercisable within 60 days of March 5, 2013. Includes a fractional share under the Employee Stock Purchase Plan.

(14)
Includes 22,902 options exercisable within 60 days of March 5, 2013 and 170 restricted stock units that will vest within 60 days of March 5, 2013. Includes a fractional share under the Employee Stock Purchase Plan.

(15)
Includes 28,160 options exercisable within 60 days of March 5, 2013 and 5,448 restricted stock units that will vest within 60 days of March 5, 2013. Includes a fractional share under the Employee Stock Purchase Plan.

(16)
Includes 269,907 options exercisable within 60 days of March 5, 2013 and 12,299 restricted stock units that will vest within 60 days of March 5, 2013. Includes fractional shares under the Employee Stock Purchase Plan.

OTHER MATTERS

        The Board and management do not now intend to bring before the Annual Meeting any matters other than those disclosed in the Notice of Annual Meeting of Stockholders of Walter Energy, Inc. Should any other matter or business requiring a vote of stockholders arise, the persons named in the enclosed proxy intend to exercise the authority conferred by the proxy and vote the shares represented thereby in respect of any such other matter or business in accordance with their best judgment.

2014 Stockholder Proposals or Nominations

        Stockholder proposals must conform to the Company's By-laws and the requirements of the SEC.

        Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals may be eligible for inclusion in our 2014 proxy statement. Any stockholder intending to present a proposal for inclusion in the Company's proxy materials at the 2014 Annual Meeting must provide timely written notice of the proposal to our Corporate Secretary, 3000 Riverchase Galleria, Birmingham, Alabama 35244, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2). The Company must receive the proposal by November 11, 2013, for possible inclusion in the proxy statement. If the date of the 2014 Annual Meeting changes by more than 30 days from April 25, 2014, then the deadline to submit stockholder proposals for inclusion in the proxy statement for the 2014 Annual Meeting will be a reasonable time before the Company begins to print and mail its proxy materials for the 2014 Annual Meeting. The Company will determine whether to include a proposal in the Proxy Statement in accordance with the SEC rules governing the solicitation of proxies.

        In addition, under our By-laws, any stockholder intending to nominate a candidate for election to the Board or to propose any business at our 2014 Annual Meeting must give timely written notice to our Corporate Secretary at the address set forth below. A nomination or proposal for the 2014 Annual Meeting will be considered timely if it is received no earlier than January 5, 2014 and no later than January 25, 2014. If the date of the 2014 Annual Meeting is advanced by more than 20 days or is delayed by more than 90 days from April 25, 2014, then to be timely the nomination or proposal must be received by the Company no earlier than the 110th day prior to the 2014 Annual Meeting and no later than the close of business on the later of the 90th day prior to the meeting and the 10th day following the day on which public announcement of the date of the 2014 Annual Meeting is first made. The notice of nomination or proposal must detail the information specified in the Company's By-laws. We will not entertain any proposals or nominations at the 2014 Annual Meeting that do not meet the requirements set forth in our By-laws. The By-laws are posted on the corporate governance Section of the "Investors" page of our website at www.walterenergy.com. To make a submission or to request a copy of our By-laws, stockholders should contact our Corporate Secretary at 3000 Riverchase Galleria, Birmingham, Alabama 35244.

Householding of Proxy Materials

        SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. Each stockholder continues to receive a separate proxy card. This process, which is commonly referred to as "householding," provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, please notify your broker. You may also call (800) 542-1061 or write to: Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and include your name, the name of your broker or other nominee, and your account number(s). You can also request prompt delivery of a copy of the proxy statement and annual report by contacting the Company's Investor Relations Department by writing to 3000 Riverchase Galleria, Birmingham, Alabama 35244, by calling Investor Relations at (205) 745-2000, or by sending an e-mail to investorrelations@walterenergy.com.

PROXY SOLICITATION

        Proxies are being solicited personally, by mail, telephone, fax, email or other electronic means, or press releases or other public statements by directors and officers of the Company named in Annex A who will not be additionally compensated for any such services. The Company will pay all solicitation expenses in connection with this Proxy Statement and related proxy solicitation material of the Board, including the expense of preparing, printing, assembling and mailing this Proxy Statement and any other material used in the Board's solicitation of proxies. In addition, we have hired Innisfree M&A Incorporated ("Innisfree") to solicit proxies. Innisfree has been paid a retainer of $150,000 and is entitled to receive additional payments of $200,000 and up to $300,000, respectively, upon the occurrence of certain events, plus certain solicitation charges. Our aggregate expenses, including those of Innisfree, related to the solicitation in excess of those normally spent for an annual meeting as a result of the potential proxy contest and excluding salaries and wages of our officers and regular employees, are expected to be approximately $6,500,000, of which approximately $500,000 has been spent to date. The Company has agreed to indemnify Innisfree against certain liabilities relating to or arising out of their engagement. Innisfree estimates that approximately 50 of its employees will assist in this proxy solicitation, which they may conduct in the manner set forth in the first sentence above. Additional information about persons who are participants in this proxy solicitation is set forth in Annex A. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable and documented expenses in connection therewith.

By Order of the Board

Birmingham, Alabama March 8, 2013	EARL H. DOPPELT Senior Vice President, General Counsel and Secretary Walter Energy, Inc.

Annex A

SUPPLEMENTAL INFORMATION REGARDING PARTICIPANTS

        The following tables ("Directors and Nominees" and "Officers and Employees") set forth the name and business address of each of our directors and nominees, and the name, present principal occupation and business address of each of our officers and employees who, under the rules of the Securities and Exchange Commission, are considered to be participants in our solicitation of proxies from our stockholders in connection with our 2013 Annual Meeting of Stockholders (collectively, the "Participants").

Directors and Nominees

        The principal occupations of each of our directors and nominees are set forth under the section of the Proxy Statement titled "Item One—Election of Directors." The name and business addresses of the organization of employment of each of our directors and nominees are as follows:

Name	Business Address
David R. Beatty	University of Toronto, 27 King's College Circle, Toronto, Ontario, Canada M5S 1A1
Mary R. Henderson	c/o Walter Energy, Inc., 3000 Riverchase Galleria, Suite 1700, Birmingham, AL 35244
Jerry W. Kolb	c/o Walter Energy, Inc., 3000 Riverchase Galleria, Suite 1700, Birmingham, AL 35244
Patrick A. Kriegshauser	Sachs Electric Company, 1572 Larkin Williams Road, Fenton, MO 63026
Joseph B. Leonard	c/o Walter Energy, Inc., 3000 Riverchase Galleria, Suite 1700, Birmingham, AL 35244
Graham Mascall	c/o Walter Energy, Inc., 3000 Riverchase Galleria, Suite 1700, Birmingham, AL 35244
Bernard G. Rethore	c/o Walter Energy, Inc., 3000 Riverchase Galleria, Suite 1700, Birmingham, AL 35244
Walter J. Scheller, III	Walter Energy, Inc., 3000 Riverchase Galleria, Suite 1700, Birmingham, AL 35244
Michael T. Tokarz	The Tokarz Group, LLC, 287 Bowman Avenue, 3rd Floor, Purchase, NY 10577
A. J. Wagner	c/o Walter Energy, Inc., 3000 Riverchase Galleria, Suite 1700, Birmingham, AL 35244

Officers and Employees

        The principal occupations of each of our officers and employees who are considered Participants are set forth below. The principal occupation refers to such person's position with the Company, and the business address for each person is Walter Energy, Inc., 3000 Riverchase Galleria, Suite 1700, Birmingham, AL 35244.

Name	Title
Walter J. Scheller, III	Chief Executive Officer
Earl H. Doppelt	Senior Vice President, General Counsel and Secretary
William G. Harvey	Senior Vice President and Chief Financial Officer
Michael T. Madden	Senior Vice President and Chief Commercial Officer
Charles C. Stewart	Senior Vice President, Project Development
Robert P. Kerley	Vice President, Corporate Controller and Chief Accounting Officer
Paul Blalock	Vice President, Investor Relations

Information Regarding Ownership of Company Securities By Participants

        The number of shares of our Common Stock beneficially owned as of March 5, 2013 by each of our directors and named executive officers is set forth under the section of the Proxy Statement titled "SECURITY OWNERSHIP OF MANAGEMENT." The following table sets forth the number of shares held as of March 5, 2013 by our other employees who are deemed Participants in our solicitation of proxies. Except pursuant to applicable community property laws and except as otherwise indicated, to the knowledge of the Company, each person indicated in the following table has sole voting and investment power as to the shares shown. For purposes of the table below, "beneficial ownership" is determined in accordance with Rule 13d-3 under the Exchange Act, pursuant to which a person or group of persons is deemed to have "beneficial ownership" of any shares that such person has the right to acquire within 60 days after March 5, 2013.

Name	Title	Amount and Nature of Beneficial Ownership
Paul Blalock	Vice President, Investor Relations	1,133

Information Regarding Transactions in the Company's Securities by Participants

        The following table sets forth information regarding purchases and sales of the Company's securities by each Participant during the past two years (March 5, 2011-March 5, 2013). Unless otherwise indicated, all transactions were in the public market or pursuant to equity compensation plans. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	Number of Shares	Transaction Description
David R. Beatty	08/07/2012	5,000	Acquisition—Open market purchase
	04/19/2012	715	Grant—Restricted stock units granted (subject to vesting)
	04/19/2012	1,092	Grant—Stock options granted (subject to vesting)
	08/08/2011	3,000	Acquisition—Open market purchase
	05/02/2011	1,500	Acquisition—Open market purchase

Name	Transaction Date	Number of Shares	Transaction Description
	04/20/2011	354	Grant—Restricted stock units granted (subject to vesting)
	04/20/2011	533	Grant—Stock options granted (subject to vesting)
	04/01/2011	344	Grant—Restricted stock units granted (subject to vesting)
	04/01/2011	516	Grant—Stock options granted (subject to vesting)
Paul Blalock	02/11/2013	6.15	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	01/09/2013	6.02	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	12/11/2012	0.19	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	12/07/2012	6.73	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	11/12/2012	7.02	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	10/10/2012	6.52	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	09/06/2012	7.20	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	09/05/2012	0.15	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	08/08/2012	6.26	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	07/09/2012	5.76	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	06/08/2012	4.20	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	06/05/2012	0.06	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	05/09/2012	3.57	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	04/09/2012	4.04	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	03/13/2012	0.03	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	03/07/2012	4.01	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	02/23/2012	1,907	Grant—Stock options granted (subject to vesting)
	02/23/2012	1,245	Grant—Restricted stock units granted (subject to vesting)
	02/08/2012	3.12	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	01/06/2012	3.87	Acquisition—Purchase of stock through the Employee Stock Purchase Plan

Name	Transaction Date	Number of Shares	Transaction Description
	12/07/2011	3.28	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	11/04/2011	3.07	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
Earl H. Doppelt	02/19/2013	2,749	Grant—Restricted stock units granted (subject to vesting)
	02/19/2013	4,788	Grant—Stock options granted (subject to vesting)
	02/11/2013	102.55	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	01/09/2013	100.26	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	12/11/2012	2.56	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	12/07/2012	112.14	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	11/12/2012	117.15	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	10/10/2012	108.80	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	09/06/2012	120.08	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	09/05/2012	1.62	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	08/08/2012	104.27	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	07/09/2012	95.96	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	06/08/2012	81.99	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	06/05/2012	0.44	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	05/09/2012	59.44	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	04/09/2012	67.33	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	03/13/2012	0.05	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	03/07/2012	66.89	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	02/24/2012	15,000	Acquisition—Open market purchase
	02/08/2012	26.04	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	01/09/2012	3,059	Grant—Restricted stock units granted (subject to vesting)
	01/09/2012	3,021	Grant—Restricted stock units granted (subject to vesting)
	01/09/2012	4,735	Grant—Stock options granted (subject to vesting)

Name	Transaction Date	Number of Shares	Transaction Description
	01/09/2012	4,413	Grant—Stock options granted (subject to vesting)
William G. Harvey	02/19/2013	4,298	Grant—Restricted stock units granted (subject to vesting)
	02/19/2013	7,484	Grant—Stock options granted (subject to vesting)
	02/11/2013	111.52	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	01/09/2013	109.03	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	12/11/2012	0.64	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	12/07/2012	121.95	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	11/12/2012	127.40	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	10/10/2012	118.31	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	09/06/2012	65.28	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	07/09/2012	3,114	Grant—Restricted stock units granted (subject to vesting)
	07/09/2012	4,958	Grant—Stock options granted (subject to vesting)
Mary R. Henderson	02/19/2013	183	Grant—Restricted stock units granted (subject to vesting)
	02/19/2013	318	Grant—Stock options granted (subject to vesting)
Robert P. Kerley	02/23/2013	137	Taxes—Payment of tax liability by delivering securities incident to the vesting of a security issued in accordance with Rule 16b-3
	02/19/2013	1,717	Grant—Restricted stock units granted (subject to vesting)
	02/19/2013	2,989	Grant—Stock options granted (subject to vesting)
	02/16/2013	68	Taxes—Payment of tax liability by delivering securities incident to the vesting of a security issued in accordance with Rule 16b-3
	02/11/2013	49.67	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	01/09/2013	48.56	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	12/11/2012	1.96	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	12/07/2012	54.31	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	11/12/2012	56.74	Acquisition—Purchase of stock through the Employee Stock Purchase Plan

Name	Transaction Date	Number of Shares	Transaction Description
	10/10/2012	52.70	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	09/06/2012	58.17	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	09/05/2012	1.62	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	08/08/2012	50.51	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	07/09/2012	46.48	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	06/08/2012	39.71	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	06/05/2012	0.77	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	05/29/2012	95	Acquisition—Open market purchase
	05/29/2012	875	Acquisition—Open market purchase
	05/09/2012	28.79	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	04/09/2012	32.61	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	03/13/2012	0.45	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	03/07/2012	31.16	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	02/23/2012	1,089	Grant—Restricted stock units granted (subject to vesting)
	02/23/2012	1,669	Grant—Stock options granted (subject to vesting)
	02/16/2012	65	Taxes—Payment of tax liability by delivering securities incident to the vesting of a security issued in accordance with Rule 16b-3
	02/08/2012	24.26	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	01/06/2012	30.05	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	12/07/2011	25.44	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	12/05/2011	0.19	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	11/04/2011	23.80	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	10/05/2011	29.32	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	09/19/2011	0.10	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	09/06/2011	24.11	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	08/08/2011	1,400	Acquisition—Open market purchase

Name	Transaction Date	Number of Shares	Transaction Description
	08/03/2011	16.17	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	07/05/2011	14.52	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	06/06/2011	15.18	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	06/06/2011	0.002	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	05/09/2011	13.28	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	04/28/2011	96	Sale—Sale of stock through the Employee Stock Purchase Plan
	04/07/2011	12.75	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	03/14/2011	0.08	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	03/07/2011	13.73	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
Jerry W. Kolb	08/06/2012	400	Acquisition—Open market purchase
	08/06/2012	300	Acquisition—Open market purchase
	08/08/2012	750	Acquisition—Open market purchase
	04/19/2012	715	Grant—Restricted stock units granted (subject to vesting)
	04/19/2012	1,092	Grant—Stock options granted (subject to vesting)
	04/20/2011	354	Grant—Restricted stock units granted (subject to vesting)
	04/20/2011	533	Grant—Stock options granted (subject to vesting)
Patrick A. Kriegshauser	04/19/2012	715	Grant—Restricted stock units granted (subject to vesting)
	04/19/2012	1,092	Grant—Stock options granted (subject to vesting)
	04/20/2011	354	Grant—Restricted stock units granted (subject to vesting)
	04/20/2011	533	Grant—Stock options granted (subject to vesting)
Joseph B. Leonard	04/19/2012	715	Grant—Restricted stock units granted (subject to vesting)
	04/19/2012	1,092	Grant—Stock options granted (subject to vesting)
	08/09/2011	600	Acquisition—Open market purchase
	08/09/2011	800	Acquisition—Open market purchase
	04/20/2011	354	Grant—Restricted stock units granted (subject to vesting)
	04/20/2011	533	Grant—Stock options granted (subject to vesting)

Name	Transaction Date	Number of Shares	Transaction Description
	03/12/2011	50	Taxes—Payment of tax liability by delivering securities incident to the vesting of a security issued in accordance with Rule 16b-3
Michael T. Madden	03/02/2013	212	Taxes—Payment of tax liability by delivering securities incident to the vesting of a security issued in accordance with Rule 16b-3
	02/23/2013	361	Taxes—Payment of tax liability by delivering securities incident to the vesting of a security issued in accordance with Rule 16b-3
	02/19/2013	3,835	Grant—Restricted stock units granted (subject to vesting)
	02/19/2013	6,678	Grant—Stock options granted (subject to vesting)
	02/16/2013	104	Taxes—Payment of tax liability by delivering securities incident to the vesting of a security issued in accordance with Rule 16b-3
	02/11/2013	49.75	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	01/09/2013	50.76	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	12/11/2012	15.73	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	12/07/2012	56.77	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	11/12/2012	59.31	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	10/10/2012	55.08	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	09/06/2012	60.79	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	09/05/2012	17.60	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	08/08/2012	52.79	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	07/09/2012	48.57	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	06/08/2012	41.51	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	06/05/2012	11.40	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	05/09/2012	30.09	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	04/09/2012	34.08	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	04/01/2012	54	Taxes—Payment of tax liability by delivering securities incident to the vesting of a security issued in accordance with Rule 16b-3
	03/13/2012	8.42	Acquisition—Purchase of stock through the Employee Stock Purchase Plan

Name	Transaction Date	Number of Shares	Transaction Description
	03/07/2012	32.72	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	02/27/2012	756	Taxes—Payment of tax liability by delivering securities incident to the vesting of a security issued in accordance with Rule 16b-3
	02/23/2012	2,871	Grant—Restricted stock units granted (subject to vesting)
	02/23/2012	4,399	Grant—Stock options granted (subject to vesting)
	02/16/2012	99	Taxes—Payment of tax liability by delivering securities incident to the vesting of a security issued in accordance with Rule 16b-3
	02/08/2012	25.48	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	01/06/2012	31.56	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	12/07/2011	26.72	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	12/05/2011	6.81	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	11/04/2011	25.00	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	10/05/2011	30.79	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	09/19/2011	6.26	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	09/06/2011	25.32	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	08/03/2011	16.98	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	07/05/2011	15.24	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	06/06/2011	14.03	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	06/06/2011	4.06	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	05/09/2011	12.28	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	04/29/2011	1,543	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3
	04/29/2011	7,000	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3
	04/29/2011	6,000	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3
	04/29/2011	14,543	Disposition—Open market sale
	04/07/2011	11.79	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	04/01/2011	511	Grant—Restricted stock units granted (subject to vesting)

Name	Transaction Date	Number of Shares	Transaction Description
	04/01/2011	9,119	Grant—Restricted stock units granted (subject to vesting)
	04/01/2011	765	Grant—Stock options granted (subject to vesting)
	03/14/2011	4.11	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	03/07/2011	12.53	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
Graham Mascall	04/20/2012	12	Taxes—Payment of tax liability by delivering securities incident to the vesting of a security issued in accordance with Rule 16b-3
	04/19/2012	715	Grant—Restricted stock units granted (subject to vesting)
	04/19/2012	1,092	Grant—Stock options granted (subject to vesting)
	04/01/2012	12	Taxes—Payment of tax liability by delivering securities incident to the vesting of a security issued in accordance with Rule 16b-3
	04/20/2011	354	Grant—Restricted stock units granted (subject to vesting)
	04/20/2011	533	Grant—Stock options granted (subject to vesting)
	04/01/2011	344	Grant—Restricted stock units granted (subject to vesting)
	04/01/2011	516	Grant—Stock options granted (subject to vesting)
Bernard G. Rethore	04/19/2012	715	Grant—Restricted stock units granted (subject to vesting)
	04/19/2012	1,092	Grant—Stock options granted (subject to vesting)
	04/20/2011	354	Grant—Restricted stock units granted (subject to vesting)
	04/20/2011	533	Grant—Stock options granted (subject to vesting)
Walter J. Scheller, III	02/23/2013	1,032	Taxes—Payment of tax liability by delivering securities incident to the vesting of a security issued in accordance with Rule 16b-3
	02/19/2013	13,058	Grant—Restricted stock units granted (subject to vesting)
	02/19/2013	22,741	Grant—Stock options granted (subject to vesting)
	02/16/2013	169	Taxes—Payment of tax liability by delivering securities incident to the vesting of a security issued in accordance with Rule 16b-3
	02/11/2013	20.51	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	01/09/2013	20.05	Acquisition—Purchase of stock through the Employee Stock Purchase Plan

Name	Transaction Date	Number of Shares	Transaction Description
	12/11/2012	0.86	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	12/07/2012	22.42	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	11/12/2012	23.43	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	10/10/2012	21.76	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	09/06/2012	24.02	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	09/05/2012	0.73	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	08/08/2012	20.85	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	07/21/2012	419	Taxes—Payment of tax liability by delivering securities incident to the vesting of a security issued in accordance with Rule 16b-3
	07/09/2012	19.19	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	06/08/2012	16.40	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	06/05/2012	0.36	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	05/09/2012	11.89	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	04/09/2012	13.47	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	04/01/2012	108	Taxes—Payment of tax liability by delivering securities incident to the vesting of a security issued in accordance with Rule 16b-3
	03/13/2012	0.22	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	03/07/2012	12.54	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	02/23/2012	9,570	Grant—Restricted stock units granted (subject to vesting)
	02/23/2012	14,664	Grant—Stock options granted (subject to vesting)
	02/16/2012	157	Taxes—Payment of tax liability by delivering securities incident to the vesting of a security issued in accordance with Rule 16b-3
	02/08/2012	9.77	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	01/06/2012	12.10	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	12/07/2011	10.24	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	12/05/2011	0.11	Acquisition—Purchase of stock through the Employee Stock Purchase Plan

Name	Transaction Date	Number of Shares	Transaction Description
	11/04/2011	9.58	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	10/05/2011	10.26	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	09/19/2011	0.08	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	09/12/2011	19,833	Grant—Stock options granted (subject to vesting)
	09/06/2011	5.69	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	08/09/2011	1,375	Acquisition—Open market purchase
	08/03/2011	3.82	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	07/21/2011	419	Taxes—Payment of tax liability by delivering securities incident to the vesting of a security issued in accordance with Rule 16b-3
	07/05/2011	3.58	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	06/06/2011	3.50	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	06/06/2011	0.04	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	05/09/2011	3.07	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	04/07/2011	2.94	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	04/01/2011	1,021	Grant—Restricted stock units granted (subject to vesting)
	04/01/2011	10,700	Grant—Restricted stock units granted (subject to vesting)
	04/01/2011	1,530	Grant—Stock options granted (subject to vesting)
	03/14/2011	0.30	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	03/07/2011	3.05	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
Charles C. Stewart	03/02/2013	179	Taxes—Payment of tax liability by delivering securities incident to the vesting of a security issued in accordance with Rule 16b-3
	02/23/2013	318	Taxes—Payment of tax liability by delivering securities incident to the vesting of a security issued in accordance with Rule 16b-3
	02/19/2013	3,212	Grant—Restricted stock units granted (subject to vesting)
	02/19/2013	5,593	Grant—Stock options granted (subject to vesting)
	02/16/2013	123	Taxes—Payment of tax liability by delivering securities incident to the vesting of a security issued in accordance with Rule 16b-3

Name	Transaction Date	Number of Shares	Transaction Description
	02/11/2013	12.84	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	01/09/2013	12.55	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	12/11/2012	2.52	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	12/07/2012	14.04	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	11/12/2012	14.67	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	10/10/2012	13.62	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	09/06/2012	15.03	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	09/05/2012	2.76	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	08/08/2012	13.06	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	07/09/2012	12.02	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	06/08/2012	10.27	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	06/05/2012	1.76	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	05/09/2012	7.44	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	04/09/2012	8.43	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	03/13/2012	1.29	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	03/07/2012	8.38	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	02/27/2012	1,716	Taxes—Payment of tax liability by delivering securities incident to the vesting of a security issued in accordance with Rule 16b-3
	02/23/2012	2,526	Grant—Restricted stock units granted (subject to vesting)
	02/23/2012	3,871	Grant—Stock options granted (subject to vesting)
	02/16/2012	149	Taxes—Payment of tax liability by delivering securities incident to the vesting of a security issued in accordance with Rule 16b-3
	02/08/2012	6.52	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	01/06/2012	8.08	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	12/07/2011	6.84	Acquisition—Purchase of stock through the Employee Stock Purchase Plan

Name	Transaction Date	Number of Shares	Transaction Description
	12/05/2011	1.02	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	11/04/2011	6.40	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	10/05/2011	7.88	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	09/19/2011	0.93	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	09/06/2011	6.48	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	08/03/2011	4.35	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	07/05/2011	3.90	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	06/06/2011	4.08	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	06/06/2011	0.59	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	05/09/2011	3.57	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	05/06/2011	1,000	Disposition—Shares gifted
	04/07/2011	3.42	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	04/01/2011	296	Grant—Restricted stock units granted (subject to vesting)
	04/01/2011	5,350	Grant—Restricted stock units granted (subject to vesting)
	04/01/2011	444	Grant—Stock options granted (subject to vesting)
	03/14/2011	0.60	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
	03/07/2011	3.82	Acquisition—Purchase of stock through the Employee Stock Purchase Plan
Michael T. Tokarz	02/25/2013	8,659	Exercise of derivative security exempted pursuant to Rule 16b-3
	01/02/2013	1,022.6	Acquisition—Phantom stock under Directors' Deferred Fee Plan
	12/10/2012	202.69	Acquisition—Phantom stock under Directors' Deferred Fee Plan
	10/01/2012	1,081.25	Acquisition—Phantom stock under Directors' Deferred Fee Plan
	09/04/2012	234.35	Acquisition—Phantom stock under Directors' Deferred Fee Plan
	07/02/2012	857.4	Acquisition—Phantom stock under Directors' Deferred Fee Plan
	06/04/2012	152.16	Acquisition—Phantom stock under Directors' Deferred Fee Plan
	04/19/2012	715	Grant—Restricted stock units granted (subject to vesting)

Name	Transaction Date	Number of Shares	Transaction Description
	04/19/2012	1,092	Grant—Stock options granted (subject to vesting)
	04/02/2012	197.56	Acquisition—Phantom stock under Directors' Deferred Fee Plan
	03/12/2012	116.63	Acquisition—Phantom stock under Directors' Deferred Fee Plan
	02/24/2012	8,659	Exercise of derivative security exempted pursuant to Rule 16b-3
	01/02/2012	689.43	Acquisition—Phantom stock under Directors' Deferred Fee Plan
	12/02/2011	96	Acquisition—Phantom stock under Directors' Deferred Fee Plan
	10/01/2011	773.29	Acquisition—Phantom stock under Directors' Deferred Fee Plan
	09/09/2011	76.8	Acquisition—Phantom stock under Directors' Deferred Fee Plan
	08/10/2011	10,000	Acquisition—Open market purchase
	08/08/2011	10,000	Acquisition—Open market purchase
	07/01/2011	289.45	Acquisition—Phantom stock under Directors' Deferred Fee Plan
	06/03/2011	56.31	Acquisition—Phantom stock under Directors' Deferred Fee Plan
	04/20/2011	709	Grant—Restricted stock units granted (subject to vesting)
	04/20/2011	1,067	Grant—Stock options granted (subject to vesting)
	04/01/2011	299.83	Acquisition—Phantom stock under Directors' Deferred Fee Plan
	03/11/2011	56.54	Acquisition—Phantom stock under Directors' Deferred Fee Plan
A. J. Wagner	08/06/2012	5,000	Acquisition—Open market purchase
	04/19/2012	715	Grant—Restricted stock units granted (subject to vesting)
	04/19/2012	1,092	Grant—Stock options granted (subject to vesting)
	04/20/2011	354	Grant—Restricted stock units granted (subject to vesting)
	04/20/2011	533	Grant—Stock options granted (subject to vesting)

Miscellaneous Information Regarding Participants

        Except as described in this Annex A or otherwise disclosed in the Proxy Statement, to the Company's knowledge:

  •
  No Participant owns any securities of the Company of record that such Participant does not own beneficially.

  •
  No Participant is, or was within the past year, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

  •
  No associate of any Participant owns beneficially, directly or indirectly, any securities of the Company. No Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company.

  •
  Except as set forth in this Annex A and the Proxy Statement (and, in the case of Mr. Blalock, his ordinary course compensation), no Participant nor any associate of a Participant is a party to any transaction, since the beginning of the Company's last fiscal year, or any currently proposed transaction, in which (i) the Company was or is to be a participant, (ii) the amount involved exceeds $120,000, and (iii) any Participant or any related person thereof had or will have a direct or indirect material interest.

  •
  Except as set forth in this Annex A and the Proxy Statement, no Participant, nor any associate of a Participant, has any arrangement or understanding with any person (i) with respect to any future employment by the Company or its affiliates or (ii) with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

6TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE ENVELOPE PROVIDED6 X Please mark your vote as in this example YOUR VOTE IS IMPORTANT Please take a moment now to vote your shares of Walter Energy, Inc. Common Stock for the upcoming Annual Meeting of Stockholders. PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY IN ONE OF THREE WAYS: 1. Vote by Telephone—Please call toll-free in the U.S. or Canada at 1-866-595-8767, on a touch-tone phone. If outside the U.S. or Canada, call 1-215-521-1343. Please follow the simple instructions. You will be required to provide the unique control number printed below. OR 2. Vote by Internet—Please access https://www.proxyvotenow.com/wlt, and follow the simple instructions. Please note you must type an “s” after http. You will be required to provide the unique control number printed below. OR 3. Vote by Mail—If you do not wish to vote by telephone or over the Internet, please complete, sign, date and return the proxy card in the envelope provided, or mail to: Walter Energy, Inc., c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155. 1. Election of Directors 01. David R. Beatty, O.B.E. 06. Graham Mascall 02. Mary R. Henderson 07. Bernard G. Rethore 03. Jerry W. Kolb 08. Walter J. Scheller, III 04. Patrick A. Kriegshauser 09. Michael T. Tokarz 05. Joseph B. Leonard 10. A. J. Wagner 2. To approve, in a non-binding, advisory vote, the compensation of the Company’s named executive officers. 3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2013. Note: Such other business as may properly come before the meeting or any adjournment thereof. If no direction is made, this company will vote FOR the items listed above and will vote in the discretion of the Company on all other matters as may properly come before the meeting and on which the stockholders are entitled to vote. FOR ALL NOMINEES FOR ALL EXCEPT WITHHOLD AUTHORITY FOR AGAINST ABSTAIN Date: , 2013 Signature Signature (if held jointly) Title Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., give full title as such. Corporations should provide full name of corporation and title of authorized officer signing the proxy. You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card. To withhold authority to vote for any individual nomine(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR all of the proposals below.

PLEASE VOTE TODAY! SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE. 6TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE ENVELOPE PROVIDED6 WALTER ENERGY, INC. Annual Meeting of Stockholders - April 25, 2013 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder(s) of Walter Energy, Inc., a Delaware corporation, hereby appoint(s) Michael T. Tokarz and Earl H. Doppelt, and either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Walter Energy, Inc., to be held on April 25, 2013 at 10:00 a.m., Central Time, at the Wynfrey Hotel, 1000 Riverchase Galleria, Birmingham, AL 35244, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock of Walter Energy, Inc. which the undersigned would be entitled to vote if then and there personally present, on all matters set forth on the reverse side. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE SIGN AND DATE ON REVERSE SIDE OF THIS CARD. WHITE PROXY